                                                               File No. 33-17759
                                                    FISCAL YEAR END - October 31

          Registrant proposes that this amendment will become effective:

                       60 days after filing
                                              ---
                       As of the filing date
                                              ---
                       As of MARCH 1, 1996     X
                                              ---
                       Pursuant to Rule 485:
                         paragraph (a)
                                              ---
                         paragraph (b)         X
                                              ---

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

        REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933     /X/
                         Post-Effective Amendment No. 18

                                       and

      REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940  /X/


                        FORTIS ADVANTAGE PORTFOLIOS, INC.
               (Exact Name of Registrant as Specified in Charter)

                500 Bielenberg Drive, Woodbury, Minnesota  55125
                    (Address of Principal Executive Offices)

        Registrant's Telephone Number, including Area Code: (612)738-4000

                             Scott R. Plummer, Esq.
                              Assistant Secretary
                              500 Bielenberg Drive
                           Woodbury, Minnesota  55125
                     (Name and Address of Agent for Service)

                                    Copy to:

                             Michael J. Radmer, Esq.
                                Dorsey & Whitney
                           2200 First Bank Place East
                          Minneapolis, Minnesota 55402

Pursuant to Section 270.24f-2 of the Investment Company Act of 1940, the Registrant has registered an indefinite amount of securities under the Securities Act of 1933. Registrant filed its Rule 24f-2 Notice on December 28, 1995 for its most recent final year ended October 31, 1995.

                        FORTIS ADVANTAGE PORTFOLIOS, INC.
                       REGISTRATION STATEMENT ON FORM N-1A
------------------------------------------------------------------------
                              CROSS REFERENCE SHEET
             PURSUANT TO RULE 481(a) and Instruction F1 of Form N-1A
------------------------------------------------------------------------
N-1A
Item No.
--------
PART A (PROSPECTUS)                        PROSPECTUS HEADING
-------------------                        ------------------
 1. Cover Page . . . . . . . . . . . . . . COVER PAGE (no caption)
 2. Synopsis (optional). . . . . . . . . . SUMMARY OF FORTIS
                                     . . . ADVANTAGE EXPENSES
 3. Condensed Financial Information. . . . FINANCIAL HIGHLIGHTS
 4. General Description of Registrant. . . ORGANIZATION AND
 . . . . . . . . . . . . . . . . . . . . . CLASSIFICATION;
 . . . . . . . . . . . . . . . . . . . . . INVESTMENT OBJECTIVES AND
 . . . . . . . . . . . . . . . . . . . . . POLICIES
 5. Management of Fund . . . . . . . . . . MANAGEMENT
 6. Capital Stock and Other Securities . . CAPITAL STOCK; SHAREHOLDER
 . . . . . . . . . . . . . . . . . . . . . INQUIRIES; DIVIDENDS AND
 . . . . . . . . . . . . . . . . . . . . . CAPITAL GAINS DISTRIBUTIONS;
 . . . . . . . . . . . . . . . . . . . . . TAXATION
 7. Purchase of Securities Being Offered . HOW TO BUY PORTFOLIO SHARES;
 . . . . . . . . . . . . . . . . . . . . . VALUATION OF SECURITIES
 8. Redemption or Repurchase . . . . . . . REDEMPTION
 9. Pending Legal Proceedings. . . . . . . None

PART B (STATEMENT OF ADDITIONAL INFORMATION) STATEMENT OF ADDITIONAL INFORMATION
--------------------------------------------------------------------------------
                                                      HEADING
                                                      -------
10.  Cover Page. . . . . . . . . . . . . . . . . . . COVER PAGE (no caption)
11.  Table of Contents . . . . . . . . . . . . . . . TABLE OF CONTENTS
12.  General Information
     And History . . . . . . . . . . . . . . . . . . ORGANIZATION AND
 . . . . . . . . . . . . . . . . . . . . . . . . . . CLASSIFICATION
13.  Investment Objectives and Policies. . . . . . . INVESTMENT OBJECTIVES AND
 . . . . . . . . . . . . . . . . . . . . . . . . . . POLICIES
14.  Management of the Fund. . . . . . . . . . . . . DIRECTORS AND EXECUTIVE
 . . . . . . . . . . . . . . . . . . . . . . . . . . OFFICERS
15.  Control Persons & Principal . . . . . . . . . .
     Holders of Securities . . . . . . . . . . . . . CAPITAL STOCK
16.  Investment Advisory and
     Other Services. . . . . . . . . . . . . . . . . INVESTMENT ADVISORY AND
 . . . . . . . . . . . . . . . . . . . . . . . . . . OTHER SERVICES
17.  Brokerage Allocation and Other  . . . . . . . . PORTFOLIO TRANSACTIONS AND
     Practices . . . . . . . . . . . . . . . . . . .
 . . . . . . . . . . . . . . . . . . . . . . . . . .
 . . . . . . . . . . . . . . . . . . . . . . . . . .
 . . . . . . . . . . . . . . . . . . . . . . . . . .
 . . . . . . . . . . . . . . . . . . . . . . . . . .
 . . . . . . . . . . . . . . . . . . . . . . . . . .
 . . . . . . . . . . . . . . . . . . . . . . . . . .
 . . . . . . . . . . . . . . . . . . . . . . . . . .
 . . . . . . . . . . . . . . . . . . . . . . . . . . ALLOCATION OF BROKERAGE
18.  Capital Stock and Other Securities. . . . . . . CAPITAL STOCK
19.  Purchase, Redemption &
     Pricing of Securities
     Being Offered . . . . . . . . . . . . . . . . . COMPUTATION OF NET ASSET
 . . . . . . . . . . . . . . . . . . . . . . . . . . VALUE AND PRICING; SPECIAL

 . . . . . . . . . . . . . . . . . . . . . . . . . . PURCHASE PLANS; REDEMPTION
20.  Tax Status. . . . . . . . . . . . . . . . . . . TAXATION
21.  Underwriters. . . . . . . . . . . . . . . . . . UNDERWRITER
22.  Calculations of Performance Data. . . . . . . . PERFORMANCE
23.  Financial Statements. . . . . . . . . . . . . . FINANCIAL STATEMENTS

MAILING ADDRESS:
P.O. Box 64284
St. Paul
Minnesota 55164

STREET ADDRESS:
500 Bielenberg Drive
Woodbury
Minnesota 55125

Telephone: (612) 738-4000
Toll Free (800) 800-2638, Ext. 3012

-------------------------------------------------------
 FORTIS
 BOND FUNDS
 PROSPECTUS
DATED MARCH 1, 1996

---------------------------------------
U.S. Government Securities
----------------------------------
High Yield
----------------------------------

THIS PROSPECTUS CONCISELY SETS FORTH THE INFORMATION A PROSPECTIVE INVESTOR SHOULD KNOW ABOUT THE FUNDS BEFORE INVESTING. INVESTORS SHOULD RETAIN THIS PROSPECTUS FOR FUTURE REFERENCE. THE FUNDS HAVE FILED A STATEMENT OF ADDITIONAL INFORMATION (ALSO DATED MARCH 1, 1996) WITH THE SECURITIES AND EXCHANGE COMMISSION. THE STATEMENT OF ADDITIONAL INFORMATION IS AVAILABLE FREE OF CHARGE FROM FORTIS INVESTORS, INC. ("INVESTORS") AT THE ABOVE MAILING ADDRESS OF THE FUNDS, AND IS INCORPORATED BY REFERENCE INTO THIS PROSPECTUS IN ACCORDANCE WITH THE COMMISSION'S RULES.

SHARES IN THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK; ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY; AND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

FORTIS-REGISTERED TRADEMARK- and
Fortis-Registered Trademark- are          FORTIS
registered servicemarks of Fortis AMEV    SOLID ANSWERS FOR A CHANGING
and Fortis AG.                            WORLD-REGISTERED TRADEMARK-

RISK FACTORS

Investments in bond funds expose investors to potential declines in the value of the bonds contained in the funds' portfolios, which may result in a decline in the price of the shares of such funds. Generally, the risks associated with bond investing are "market" or "interest rate risk" (when interest rates rise, bond prices fall), "credit risk" (when the issuer of a bond defaults on its obligations) and, with regard to many corporate bonds, "call risk" (redemption of a bond at the option of its issuer at a specified price prior to the bond's stated maturity date). The price of the shares of the bond funds offered in this Prospectus will fluctuate and there is no assurance that investors will be able to redeem their fund shares for more than they paid for them. For more information on the risks associated with investing in the funds offered in this Prospectus see "Investment Objectives and Policies; Risk Considerations."

SUMMARY OF INVESTMENT OBJECTIVES

Fortis U.S. Government Securities Fund is a portfolio of Fortis Income Portfolios, Inc. ("Fortis Income"). Fortis High Yield Portfolio is a portfolio of Fortis Advantage Portfolios, Inc. ("Fortis Advantage"). The U.S. Government Securities Fund and the High Yield Portfolio are collectively referred to as the "Funds" or individually a "Fund." The High Yield Portfolio is also at times referred to as the "Portfolio." The objectives of the Funds offered in this Prospectus are as follows:

The U.S. GOVERNMENT SECURITIES FUND'S investment objective is to maximize total return (from current income and capital appreciation), while providing shareholders with a high level of current income consistent with prudent investment risk.

The HIGH YIELD PORTFOLIO'S investment objective is maximum current income by investing primarily in high yielding, fixed-income securities which, in the opinion of the Portfolio's investment adviser, do not subject the Portfolio to unreasonable investment risk. The Portfolio invests primarily in high-yield, high-risk securities and therefore may not be suitable for all investors.

For more information on the investment objectives and policies of the Funds, as well as the risks involved in investing in the Funds, see "Investment Objectives and Policies; Risk Considerations."

TABLE OF CONTENTS

                                                                            PAGE
Risk Factors..............................................................    2
Summary of Investment Objectives..........................................    2
Class Shares..............................................................    2
Summary of Fund Expenses..................................................    3
Financial Highlights......................................................    4
Organization and Classification...........................................    6
Investment Objectives and Policies; Risk Considerations...................    6
    - U.S. Government Securities Fund.....................................    6
    - High Yield Portfolio................................................    6
    - Other Investment Practices of the Funds.............................    9
    - Short-Term Trading..................................................   11
Management................................................................   11
    - Board of Directors..................................................   11
    - The Investment Adviser/Transfer Agent/Dividend Agent................   11
    - The Underwriter and Distribution Expenses...........................   12
    - Fund Expenses.......................................................   12
    - Brokerage Allocation................................................   13
Valuation of Securities...................................................   13
Capital Stock.............................................................   13
Dividends and Capital Gains Distributions.................................   13

                                                                            PAGE
Taxation..................................................................   13
How To Buy Fund Shares....................................................   14
    - General Purchase Information........................................   14
    - Alternative Purchase Arrangements...................................   14
    - Class A and E Shares Initial Sales Charge Alternative...............   14
    - Class B and H Shares--Contingent Deferred Sales Charge
        Alternatives......................................................   16
    - Class C Shares--Level Sales Charge Alternative......................   16
    - Special Purchase Plans for all Classes..............................   17
Redemption................................................................   17
    - Contingent Deferred Sales Charge....................................   18
Shareholder Inquiries.....................................................   19
Account Application.......................................................   23
Systematic Investment Plan Authorization Agreement........................   26

No broker-dealer, sales representative, or other person has been authorized to give any information or to make any representations other than those contained in this Prospectus, and if given or made, such information or representations must not be relied upon as having been authorized by the Fund or Investors. This Prospectus does not constitute an offer or solicitation by anyone in any state in which such offer or solicitation is not authorized, or in which the person making such offer or solicitation is not qualified to do so, or to any person to whom it is unlawful to make such offer or solicitation.

CLASS SHARES

The Funds offer investors a choice among multiple classes of shares with different sales charges and expenses. These alternatives permit choosing the most beneficial method of purchasing shares given the amount of the purchase, the length of time the investor expects to hold the shares, and other circumstances.

CLASS A AND E SHARES. Generally, an investor who purchases Class A and E shares pays a sales charge at the time of purchase. As a result, Class A and E shares are not subject to any charges when they are redeemed (except for sales at net asset value in excess of $1 million which may be subject to a contingent deferred sales charge). The initial sales charge may be reduced or waived for certain purchases. Class A shares are also subject to an annual Rule 12b-1 fee of .25% of average daily net assets attributable to Class A shares (.35% on Class A shares of the High Yield Portfolio). This fee is lower than the other classes having Rule 12b-1 fees (all but Class E) and therefore Class A shares have lower expenses and pay higher dividends. See "How to Buy Fund Shares--Class A Shares." Class E shares are only available for the U.S. Government Securities Fund and are not subject to a Rule 12b-1 fee. Therefore, Class E shares have the lowest expenses and pay the highest dividends, but are only available to investors who were U.S. Government Securities Fund shareholders on November 13, 1994.

CLASS B AND H SHARES. The only difference between Class B and H shares is the percentage of dealer concession paid to dealers. This difference does not in any way affect the charges on an investor's shares. Class B and H shares both are sold without an initial sales charge, but are subject to a contingent deferred sales charge of 4% if redeemed within two years of purchase, with declining charges for redemptions thereafter up to six years after purchase. Class B and H shares are also subject to a higher annual Rule 12b-1 fee than Class A shares--1.00% of the Fund's average daily net assets attributable to Class B or H shares, as applicable. However, after eight years, Class B and H shares automatically will be converted to Class A shares at no charge to the investor, resulting in a lower Rule 12b-1 fee thereafter. Class B and H shares provide the benefit of putting all dollars to work from the time of investment, but will have a higher expense ratio and pay lower dividends than Class A and E shares due to the higher Rule 12b-1 fee and any other class specific expenses. See "How to Buy Fund Shares--Class B and H Shares."
CLASS C SHARES. As with Class B and H shares, Class C shares: 1) are sold without an initial sales charge, but are subject to a contingent deferred sales charge; 2) are subject to the higher annual Rule 12b-1 fee of 1.00% of the Fund's average daily net assets attributable to Class C shares; and 3) provide the benefit of putting all dollars to work from the time of investment, but will have a higher expense ratio and pay lower dividends than Class A and E shares due to the higher Rule 12b-1 fee and any other class specific expenses. While Class C shares, unlike Classes B and H, do not convert to Class A shares, they are subject to a lower contingent deferred sales charge (1%) than Class B or H shares and do not have to be held for as long a time (one year) to avoid paying the contingent deferred sales charge. See "How to Buy Fund Shares--Class C Shares."

IN SELECTING A PURCHASE  ALTERNATIVE, YOU SHOULD  CONSIDER, AMONG OTHER  THINGS,
(1) the length of time you expect to hold your investment, (2) the amount of any applicable sales charge (whether imposed at the time of purchase or redemption) and Rule 12b-1 fees, as noted above, (3) whether you qualify for any reduction or waiver of any applicable sales charge--if you are exempt from the sales charge, you must invest in Class A shares, (4) the various exchange privileges among the different classes of shares and (5) the fact that Class B and H shares automatically convert to Class A shares at varying periods of time after purchase.

SUMMARY OF FUND EXPENSES

The Fund's front-end and asset-based sales charges are within the limitations imposed by the NASD. Such charges are shown below:

SHAREHOLDER TRANSACTION EXPENSES

                                                      CLASS B                      CLASS E
                                       CLASS A         AND H         CLASS C        SHARES
                                        SHARES        SHARES         SHARES          ****
                                     ------------  -------------  -------------  ------------
Maximum Sales Charge Imposed on
 Purchases (as a percentage of
 offering price)...................        4.50%*        0.00%**        0.00%**        4.50%*
Maximum Deferred Sales Charge (as a
 percentage of original purchase
 price or redemption proceeds, as
 applicable).......................         ***          4.00%          1.00%           ***

   * SINCE   THE  FUND  ALSO  PAYS  AN   ASSET  BASED  SALES  CHARGE,  LONG-TERM
     SHAREHOLDERS MAY PAY MORE THAN THE ECONOMIC EQUIVALENT OF THE MAXIMUM FRONT-END SALES CHARGE PERMITTED BY NASD RULES.

  ** CLASS  B, H  AND C SHARES  ARE SOLD WITHOUT  A FRONT END  SALES CHARGE, BUT
     THEIR CONTINGENT DEFERRED SALES CHARGE AND RULE 12B-1 FEES MAY CAUSE LONG-TERM SHAREHOLDERS TO PAY MORE THAN THE ECONOMIC EQUIVALENT OF THE MAXIMUM PERMITTED FRONT END SALES CHARGES.
 *** A  CONTINGENT  DEFERRED  SALES  CHARGE  OF  1.00%  IS  IMPOSED  ON  CERTAIN
     REDEMPTIONS OF CLASS A AND E SHARES THAT WERE PURCHASED WITHOUT AN INITIAL SALES CHARGE AS PART OF AN INVESTMENT OF $1 MILLION OR MORE. SEE "HOW TO BUY FUND SHARES--CLASS A AND E SHARES."

**** ONLY AVAILABLE FOR FORTIS U.S. GOVERNMENT SECURITIES FUND.

ANNUAL FUND OPERATING EXPENSES (AS A % OF AVERAGE NET ASSETS)

U.S. GOVERNMENT SECURITIES FUND

                                                     CLASS B
                                       CLASS A        AND H        CLASS C       CLASS E
                                        SHARES        SHARES        SHARES        SHARES
                                     ------------  ------------  ------------  ------------
Management Fees....................         .71%          .71%          .71%          .71%
12b-1 fees.........................         .25%         1.00%         1.00%           --
Other Expenses.....................         .08%          .08%          .08%          .08%
                                                                                       --
                                            ---           ---           ---
    TOTAL FUND OPERATING
     EXPENSES*.....................        1.04%         1.79%         1.79%          .79%

*TOTAL  FUND OPERATING  EXPENSES DOES NOT  REFLECT THE  EXPENSE REIMBURSEMENT OF
 .02% (WHICH EXPIRED JUNE 1, 1995) FOR THE FISCAL YEAR ENDED JULY 31, 1995.

HIGH YIELD PORTFOLIO

                                                     CLASS B
                                       CLASS A        AND H        CLASS C
                                        SHARES        SHARES        SHARES
                                     ------------  ------------  ------------
Management Fees....................         .75%          .75%          .75%
12b-1 fees.........................         .35%         1.00%         1.00%
Other Expenses.....................         .15%          .15%          .15%
                                            ---           ---           ---
    TOTAL PORTFOLIO OPERATING
     EXPENSES......................        1.25%         1.90%         1.90%

The purpose of these tables is to assist the investor in understanding the various costs and expenses that investors in the Funds will bear, whether directly or indirectly. For a more complete description of the various costs and expenses, see "Management" and "How to Buy Fund Shares."

EXAMPLE

You would pay the following expenses on a $1,000 investment over various time periods assuming: (1) 5% annual return; and (2) redemption at the end of each time period. This example includes conversion of Class B and H shares to Class A shares after eight years and a waiver of deferred sales charges on Class B and H shares of 10% of the amount invested. See "Contingent Deferred Sales Charge--Class B, H, and C Shares."

U.S. GOVERNMENT SECURITIES FUND

                                       1 YEAR       3 YEARS      5 YEARS     10 YEARS
                                     -----------  -----------  -----------  -----------
Class A Shares.....................   $      55    $      77    $     100    $     166
Class B and H Shares...............   $      54    $      83    $     115    $     191
Class C Shares.....................   $      28    $      56    $      97    $     211
Class E Shares.....................   $      53    $      69    $      87    $     138

Assuming no redemption, the Class B, H, and C expenses on the same investment would be as follows:

                                       1 YEAR       3 YEARS      5 YEARS     10 YEARS
                                     -----------  -----------  -----------  -----------
Class B and H Shares...............   $      18    $      56    $      97    $     191
Class C Shares.....................   $      18    $      56    $      97    $     211

HIGH YIELD PORTFOLIO

                                       1 YEAR       3 YEARS      5 YEARS     10 YEARS
                                     -----------  -----------  -----------  -----------
Class A Shares.....................   $      57    $      83    $     111    $     189
Class B and H Shares...............   $      55    $      87    $     121    $     205
Class C Shares.....................   $      29    $      60    $     103    $     222

Assuming no redemption, the Class B, H, and C expenses on the same investment would be as follows:

                                       1 YEAR       3 YEARS      5 YEARS     10 YEARS
                                     -----------  -----------  -----------  -----------
Class B and H Shares...............   $      19    $      60    $     103    $     205
Class C Shares.....................   $      19    $      60    $     103    $     222

The above examples use fiscal year 1995 historical data as a basis for the estimated expenses of the time periods indicated and should not be considered a representation of past or future expenses or performance. Actual expenses may be greater or less than those shown.

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

The information below has been derived from audited financial statements and should be read in conjunction with the financial statements of the Funds and the independent auditors' reports of KPMG Peat Marwick LLP found in the Funds' 1995 Annual Reports to Shareholders, which may be obtained without charge.

--------------------------------------------------------------------------------------------------------------------------------
                      YEAR     SEVEN-MONTH
U.S. GOVERNMENT       ENDED      PERIOD                                          YEAR ENDED
SECURITIES FUND     JULY 31,   ENDED JULY                                       DECEMBER 31,
CLASS E SHARES        1995     31, 1994***    1993      1992        1991         1990       1989      1988      1987      1986
--------------------------------------------------------------------------------------------------------------------------------
Net asset value,
 beginning of
 period.............     $9.03      $9.87      $9.86    $10.16          $9.76      $9.72     $9.51     $9.72    $10.36    $10.16
--------------------------------------------------------------------------------------------------------------------------------
Operations:
  Investment income
   -- net...........       .67        .42        .75       .84            .88        .89       .92       .92       .89       .91
  Net realized and
   unrealized gains
   (losses) on
   investments......      (.01)       (.84)      .05      (.30)           .41        .06       .21      (.23)     (.54)      .29
--------------------------------------------------------------------------------------------------------------------------------
Total from
 operations.........       .66       (.42)       .80       .54           1.29        .95      1.13       .69       .35      1.20
--------------------------------------------------------------------------------------------------------------------------------
Distributions to
 shareholders:
  From investment
   income -- net....      (.67)       (.42)     (.75)     (.84)          (.89)      (.91)     (.92)     (.90)     (.92)    (1.00)
  From realized
   gains............        --         --       (.04)       --             --         --        --        --      (.07)       --
--------------------------------------------------------------------------------------------------------------------------------
Total distributions
 to shareholders....      (.67)       (.42)     (.79)     (.84)          (.89)      (.91)     (.92)     (.90)     (.99)    (1.00)
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, end
 of period.......... $    9.02   $   9.03   $   9.87  $   9.86    $     10.16  $    9.76  $   9.72  $   9.51  $   9.72  $  10.36
--------------------------------------------------------------------------------------------------------------------------------
Total Return*.......      7.71%      (4.29)%     8.31%     5.60%         13.90%     10.43%    12.48%     7.33%     3.69%    12.36%
Net assets end of
 period (000s
 omitted)........... $ 470,597   $555,275   $641,977  $587,996    $   452,222  $ 208,054  $121,271  $108,370  $106,259  $ 86,678
Ratio of expenses to
 average daily net
 assets.............       .77%        .77%**      .76%      .72%           .72%       .81%      .83%      .87%      .90%     1.00%
Ratio of net
 investment income
 to average daily
 net assets.........      7.51%       7.72%**     7.43%     8.48%          8.88%      9.37%     9.55%     9.39%     8.99%     8.70%
Portfolio turnover
 rate...............        76%         85%      157%      128%           %95        118%      118%      109%      178%      147%
--------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
                                          EIGHT AND ONE-HALF MONTH PERIOD FROM NOVEMBER 14, 1994
                                                           THROUGH JULY 31, 1995
                                           CLASS A       CLASS B        CLASS H        CLASS C
                                           SHARES        SHARES          SHARES         SHARES
-------------------------------------------------------------------------------------------------
Net asset value, beginning of period....     $8.63           $8.63          $8.63          $8.63
-------------------------------------------------------------------------------------------------
Operations:
  Investment income -- net..............       .46             .41            .41            .41
  Net realized and unrealized gains
   (losses) on investments..............       .39             .39            .39            .38
-------------------------------------------------------------------------------------------------
Total from operations...................       .85             .80            .80            .79
-------------------------------------------------------------------------------------------------
Distributions to shareholders:
  From investment income -- net.........      (.46)           (.41)          (.41)          (.41)
  From realized gains...................        --              --             --             --
-------------------------------------------------------------------------------------------------
Total distributions to shareholders.....      (.46)           (.41)          (.41)          (.41)
-------------------------------------------------------------------------------------------------
Net asset value, end of period..........  $   9.02    $       9.02    $      9.02    $      9.01
-------------------------------------------------------------------------------------------------
Total Return*...........................     10.07%           9.47%          9.47%          9.35%
Net assets end of period (000s
 omitted)...............................    $4,909            $483         $4,823           $326
Ratio of expenses to average daily net
 assets.................................      1.02%**         1.77%**        1.77%**        1.77%**
Ratio of net investment income to
 average daily net assets...............      7.01%**         6.24%**        6.24%**        6.24%**
Portfolio turnover rate.................        76%             76%            76%            76%
-------------------------------------------------------------------------------------------------

  * These are the Fund's total returns during the periods, including reinvestment of all dividend and capital gains distributions without adjustments for sales charge.
 ** Annualized.
*** Effective July 31, 1994, the Fund changed its fiscal accounting and tax year-end to July 31 (previously December 31).

------------------------------------------------------------------------------------------------------------
HIGH YIELD PORTFOLIO
-----------------------------
                                                 FOR THE YEAR ENDED OCTOBER 31,
CLASS A SHARES        1995        1994        1993      1992        1991         1990       1989     1988**
------------------------------------------------------------------------------------------------------------
Net asset value,
 beginning of
 period.............     $7.90       $8.65     $8.00     $7.82          $5.72      $8.59     $9.92   $10.00
------------------------------------------------------------------------------------------------------------
Operations:
  Investment income
   -- net...........       .86         .86       .87       .85            .95       1.04      1.22      .92
  Net realized and
   unrealized gain
   (loss) on
   investments......      (.25)        (.72)      .68      .22           2.03      (2.73)    (1.35)    (.07)
------------------------------------------------------------------------------------------------------------
Total from
 operations.........       .61          14      1.55      1.07           2.98      (1.69)     (.13)     .85
------------------------------------------------------------------------------------------------------------
Distributions to
 shareholders:
  From investment
   income -- net....      (.86)        (.89)     (.89)     (.85)          (.88)     (1.12)    (1.20)    (.93)
  Excess
   distributions of
   net realized
   gains............      (.04)     --          (.01)     (.04)      --           --         --       --
  From net realized
   gains............    --         --          --        --          --             (.06)    --       --
------------------------------------------------------------------------------------------------------------
Total distributions
 to shareholders....      (.90)        (.89)     (.90)     (.89)          (.88)     (1.18)    (1.20)    (.93)
------------------------------------------------------------------------------------------------------------
Net asset value, end
 of period.......... $    7.61   $    7.90  $   8.65  $   8.00    $      7.82  $    5.72  $   8.59  $  9.92
------------------------------------------------------------------------------------------------------------
Total return@.......      8.07%         .48%    20.33%    14.20%         55.78%    (21.56)%    (1.79)%    8.85%
Net assets at end of
 period (000's
 omitted)........... $ 113,268   $  98,611  $ 73,395  $ 45,628    $    31,250  $  17,484  $ 21,814  $14,709
Ratio of expenses to
 average daily net
 assets.............      1.25%         .23%     1.29%     1.33%          1.51%      1.53%     1.52%    1.35%*
Ratio of net
 investment income
 to average daily
 net assets.........     10.61%       10.18%    10.43%    10.34%         13.80%     14.16%    12.77%   11.55%*
Portfolio turnover
 rate...............       101%          63%       95%       80%           %61        65%       52%      63%
------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------
                                           PERIOD FROM NOVEMBER 14, 1994 THROUGH
                                                      OCTOBER 31, 1995
                                           CLASS B       CLASS C        CLASS H
                                           SHARES        SHARES          SHARES
----------------------------------------------------------------------------------
Net asset value, beginning of period....     $7.87           $7.87          $7.87
----------------------------------------------------------------------------------
Operations:
  Investment income -- net..............       .78             .78            .78
  Net realized and unrealized gains
   (losses) on investments..............      (.23)           (.24)          (.23)
----------------------------------------------------------------------------------
Total from operations...................       .55             .54            .55
----------------------------------------------------------------------------------
Distribution to shareholders:
  From investment income -- net.........      (.78)           (.78)          (.78)
  Excess distributions of net realized
   gains................................      (.04)           (.04)          (.04)
----------------------------------------------------------------------------------
Total distributions to shareholders.....      (.82)           (.82)          (.82)
----------------------------------------------------------------------------------
Net asset value, end of period..........     $7.60           $7.59          $7.60
----------------------------------------------------------------------------------
Total Return@...........................      7.25%           7.12%          7.25%
Net assets end of period (000's
 omitted)...............................    $7,530          $2,180        $23,862
Ratio of expenses to average daily net
 assets.................................      1.90%*          1.90%*         1.90%*
Ratio of net investment income to
 average daily net assets...............      9.66%*          9.83%*         9.81%*
Portfolio turnover rate.................       101%            101%           101%
----------------------------------------------------------------------------------

 * Annualized.
** January 4, 1988 to October 31, 1988.
 @ These are the Fund's total returns during the period, including reinvestment of all dividend and capital gains distributions without adjustments for sales charge.

Each Fund may advertise its "cumulative total return," "average annual total return," "systematic investment plan cumulative total return," and "systematic investment plan average annual total return." Each Fund may also advertise its "yield." When a Fund advertises its yield, it will also advertise its "average annual total return" for the most recent one, five, and ten year periods, along with other performance data. Performance figures are calculated separately for each class of shares, and figures for each class will be presented. Each Fund may advertise its relative performance as compiled by outside organizations such as Lipper Analytical or Wiesenberger, or refer to publications which have mentioned the Fund, Advisers, or their personnel, and also may advertise other performance items as set forth in the Statement of Additional Information. The performance discussion required by the Securities and Exchange Commission is found in each Fund's Annual Report to Shareholders and will be made available without charge upon request.

ORGANIZATION AND CLASSIFICATION

The U.S. Government Securities Fund is the only established series of Fortis Income Portfolios, Inc. ("Fortis Income"). High Yield Portfolio is one of three portfolios of Fortis Advantage Portfolios, Inc. ("Fortis Advantage"). Fortis Income and Fortis Advantage were incorporated under Minnesota law in 1972 and 1987, respectively, and both are registered with the Securities and Exchange Commission under the Investment Company Act of 1940 as "open-end diversified management investment companies".

INVESTMENT OBJECTIVES AND POLICIES; RISK CONSIDERATIONS

U.S. GOVERNMENT SECURITIES FUND

The investment objective of the U.S. Government Securities Fund is to maximize total return (from current income and capital appreciation), while providing shareholders with a high level of current income consistent with prudent investment risk. The U.S. Government Securities Fund's investment objective and, except as otherwise noted, its investment policies, could be changed without shareholder approval. While no such change is contemplated, such a change could, of course, result in the Fund's objectives differing from those deemed appropriate by an investor at the time of his or her investment.

In pursuing its objective, the Fund's assets will be invested in securities issued, guaranteed, insured, or collateralized by the United States Government, its agencies, or instrumentalities (whether or not backed by the "full faith and credit" pledge of the United States Government), in repurchase agreements pertaining to such securities, and, with respect to no more than 5% of its assets, in other investment companies which invest in such securities.

Securities issued or guaranteed as to principal and interest by the United States Government include a variety of securities, which differ in their interest rates, maturities, and dates of issuance. In addition to Treasury obligations, the Fund may invest in the following such securities: (1) obligations of United States government agencies and instrumentalities which are secured by the full faith and credit of the United States Treasury, such as Government National Mortgage Association pass-through certificates; (2)
obligations which are secured by the right of the issuer to borrow from the Treasury, such as securities issued by the Federal Financing Bank or the United States Postal Service; (3) obligations which are supported by the credit of the government agency or instrumentality itself, such as securities of the Federal Home Loan Bank or the Federal National Mortgage Association; and (4) collateralized mortgage obligations ("CMOs") and multi-class pass-through securities. The Fund will invest in such securities which are not backed by the full faith and credit of the United States Treasury only when the credit risk with respect to the instrumentality or agency issuing such securities does not make the securities, in the judgment of the Fund's investment adviser, unsuitable investments for the Fund.

The Fund may invest up to 10% of its total assets (at the time of investment) in repurchase agreements maturing in more than seven days. This policy may not be changed without shareholder approval.

Market prices of the securities in which the Fund invests will fluctuate and will tend to vary inversely with changes in prevailing interest rates. If interest rates increase from the time a security is purchased, such security, if sold, might be sold at a price less than its purchase cost. Conversely, if interest rates decline from the time a security is purchased, such security, if sold, might be sold at a price greater than its purchase cost.

HIGH YIELD PORTFOLIO

The investment objective of High Yield Portfolio is maximum current income by investing primarily in a diversified portfolio of high-yielding, fixed-income securities (sometimes referred to as "junk bonds") which, in the opinion of Advisers, do not subject High Yield Portfolio to unreasonable investment risk. In choosing investment securities for High Yield Portfolio, Advisers may also consider capital appreciation potential, but only when consistent with the primary objective of current income. Under normal economic circumstances, High Yield Portfolio will be at least 65% (exclusive of collateral in connection with securities lending) invested in lower grade (as explained below) debt securities, convertible securities, options on debt securities, interest rate futures contracts and options thereon, common and preferred stocks, and other equity securities when these types of investments are consistent with the Portfolio's investment objective of high current income. The Portfolio's remaining assets may be held in cash or cash equivalents or invested in investment grade debt instruments.

The higher yields that High Yield Portfolio seeks are usually available from lower-rated securities--those rated Baa or lower by Moody's Investors Service, Inc. ("Moody's") or BBB or lower by Standard & Poor's Corporation ("S&P"), or comparably rated by another nationally recognized rating agency, and unrated securities of similar quality. This is an aggressive approach to income investing and is subject to greater risk than investing in higher quality securities. The Portfolio may invest without limitation in any "eligible" rating category.

The lowest eligible rating categories in which the Portfolio will invest are Caa as determined by Moody's and CCC as determined by S&P, or comparably rated by another nationally recognized rating agency, except that up to 10% of the Portfolio's assets (at the time of investment) may be invested in "non-performing" securities rated lower than these categories. Securities in the Caa/CCC rating categories are considered to be of poor standing and are predominantly speculative. Lower ratings may reflect a greater possibility that the financial condition of the issuer, or adverse changes in general economic conditions, or both, may impair the ability of the issuer to make payments of interest and principal. Additionally, investments in securities rated Caa or CCC involve significant risk exposure to adverse conditions. Such securities may be in default, or there may be present elements of danger with respect to the payment of principal or interest. "Non-performing" securities are highly speculative. For a description of ratings assigned by both Moody's and S&P, see Appendix.

The prices and yields of lower rated securities generally fluctuate more than higher quality securities, and such prices may decline significantly in periods of general economic difficulty or rising interest rates. Advisers reserves the right to adopt a defensive approach by temporarily investing up to 100% of High Yield Portfolio's assets in investment grade debt securities and commercial paper, and/or in obligations of banks or the United States Government.

In considering investments for High Yield Portfolio, Advisers will attempt to identify high-yielding securities of issuer companies whose financial condition has improved or is expected to improve in the future. Advisers will not rely exclusively on ratings assigned by Moody's and S&P in this process, but, in appropriate circumstances, may perform its own credit analysis as well. Adviser's analysis focuses on relative values, based on such factors as interest or dividend coverage, asset coverage, earnings prospects, and the experience and managerial strength of the issuer companies.

Because High Yield Portfolio invests primarily in securities in the lower rating categories, investors should carefully consider their ability to assume the risks involved before making an investment in the High Yield Portfolio.

As discussed below, High Yield Portfolio may invest in CMOs and multi-class pass-through securities.

PAYMENT-IN-KIND DEBENTURES. High Yield Portfolio may invest in debentures the interest on which may be paid in other securities rather than cash ("PIKs"). Typically, during a specified term prior to the debenture's maturity, the issuer of a PlK may provide for the option or the obligation to make interest payments in debentures, common stock, or other instruments (i.e., "in kind" rather than in cash). The type of instrument in which interest may or will be paid would be known by Fortis Advantage at the time of the investment. The investment restrictions regarding corporate bond quality are applicable to High Yield
Portfolio's investments in PIKs as well as to the securities which may constitute interest payments on PIKs. While PIKs generate income for generally accepted accounting standards purposes, they do not generate cash flow and thus could cause High Yield Portfolio to be forced to liquidate securities at an inopportune time in order to distribute cash, as required by the Internal Revenue Code.

RISKS OF TRANSACTIONS IN HIGH-YIELDING SECURITIES. Participation in high-yielding securities transactions generally involves greater returns in the form of higher average yields. However, participation in such transactions involves greater risks, often related to sensitivity to interest rates, economic changes, solvency, and relative liquidity in the secondary trading market.

Yields on high yield securities will fluctuate over time. The prices of high-yielding securities have been found to be less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic changes or individual corporate developments. Also, during an economic downturn or substantial period of rising interest rates highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a security held by High Yield Portfolio defaulted, High Yield Portfolio may incur additional expenses to seek recovery. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of high-yielding securities and the Portfolio's asset value. Furthermore, in the case of high-yielding securities structured as zero coupon or PIKs, their market prices are affected to a greater extent by interest rate changes and thereby tend to be more volatile than securities which pay interest periodically and in cash.

High-yielding securities present risks based on payment expectations. For example, high-yielding securities may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, High Yield Portfolio would have to replace the security with a lower-yielding security, resulting in a decreased return for investors. Conversely, a high-yielding security's value will decrease in a rising interest rate market, as will the value of such Portfolio's assets. If High Yield Portfolio experiences unexpected net redemptions, this may force it to sell its high-yielding securities, without regard to their investment merits, thereby decreasing the asset base upon which such Portfolio's expenses can be spread and possibly reducing the rate of return.

To the extent that there is no established secondary market, there may be thin trading of high-yielding securities. This may adversely affect the ability of Fortis Advantage's Board of Directors to accurately value high-yielding securities and High Yield Portfolio's assets and the Portfolio's ability to dispose of the securities. Securities valuation becomes more difficult and judgment plays a greater role in valuation because there is less reliable, objective data available. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high-yielding securities, especially in a thinly traded market. Illiquid or restricted high-yielding securities purchased by High Yield Portfolio may involve special registration responsibilities, liabilities and costs, and liquidity and valuation difficulties.

Certain risks are associated with applying credit ratings as a method for evaluating high-yielding securities. For example, credit ratings evaluate the safety of principal and interest payments, not market value risk of high-yielding securities. Since credit rating agencies may fail to timely change the credit ratings to reflect subsequent events, Advisers continuously monitors the issuers of high-yielding securities held by High Yield Portfolio to determine if the issuers will have sufficient cash flow and profits to meet required principal and interest payments, and to assure the securities' liquidity so High Yield Portfolio can meet redemption requests. The achievement of the investment objective of High Yield Portfolio may be more dependent upon Advisers' own credit analysis than is the case for higher quality bonds. Also, High Yield Portfolio may retain a portfolio security whose rating has been changed if the security otherwise meets the Portfolio's investment objective and investment criteria.

The table below shows the weighted average percentages of High Yield Portfolio's long-term bond investments during the fiscal year ended October 31, 1995, represented by (1) bonds rated by a nationally recognized statistical rating organization, separated into each rating category, and (2) all unrated bonds as a group.

STANDARD & POOR'S RATING               PERCENT OF TOTAL
(OR EQUIVALENT)                          INVESTMENTS
------------------------------------  ------------------
AAA.................................              0%
AA..................................              0%
A...................................              0%
BBB.................................            1.1%
BB..................................            6.7%
B...................................           64.1%
CCC.................................           15.6%
Below CCC...........................            2.4%
All unrated bonds as a group........           10.1%
                                                ---
                                              100.0%

MORTGAGE-RELATED SECURITIES. The High Yield Portfolio may invest in certain types of mortgage-related securities. One type of mortgage-related security includes certificates which represent pools of mortgage loans assembled for sale to investors by various governmental and private organizations. Another type of mortgage-related security includes debt securities which are secured, directly or indirectly, by mortgages on commercial or residential real estate. The High Yield Portfolio may also invest to a limited extent in collateralized mortgage obligations, as set forth below and in the Statement of Additional Information.

Investments in mortgage-related securities involve certain risks. In periods of declining interest rates, prices of fixed income securities tend to rise. However, during such periods, the rate of prepayment of mortgages underlying mortgage-related securities tends to increase, with the result that such prepayments must be reinvested at lower rates. In addition, the value of such securities may fluctuate in response to the market's perception of the creditworthiness of the issuers of mortgage-related securities owned by the High Yield Portfolio. The ability of the issuer of mortgage-related securities to reinvest favorably in underlying mortgages may be limited by prevailing economic conditions or by government regulation. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will be able to meet their obligations.

ZERO COUPON OBLIGATIONS. High Yield Portfolio may invest in zero coupon obligations of the U.S. Government, U.S. Government agencies, and corporate issuers, including rights to "stripped" coupon and principal payments. Certain U.S. Government obligations (principally, Treasury Notes and Treasury Bonds) and corporate obligations are "stripped" of their coupons, and the rights to receive each coupon payment and the principal payment are sold as separate securities. Once separated, each coupon as well as the principal amount represents a different single-payment claim due from the issuer of the security. Each single-payment claim (coupon or principal) is equivalent to a zero coupon bond. A zero coupon security pays no interest to its holder during its life, and its value consists of the difference between its face value at maturity (the coupon or principal amount), if held to maturity, or its market price on the date of sale, if sold prior to maturity, and its acquisition price (the discounted "present value" of the payment to be received).

Certain zero coupon obligations represent direct obligations of the issuer of the "stripped" coupon and principal payments. Other zero coupon obligations are securities issued by financial institutions which constitute a proportionate ownership of an underlying pool of stripped coupon or principal payments. High Yield Portfolio may invest in either type of zero coupon obligation. The investment policies and restrictions applicable to corporate and government securities in the High Yield Portfolio shall apply equally to the High Yield Portfolio's investments in zero coupon securities (including, for example, minimum corporate bond ratings and percentage limitations).

TRANSACTIONS IN OPTIONS, FUTURES, AND FORWARD CONTRACTS. The High Yield Portfolio may, to a limited extent, enter into options, futures, and forward contracts on a variety of investments and indexes, in order to protect against declines in the value of Portfolio securities or increases in the cost of securities to be acquired and, in the case of options on securities or indexes of securities, to increase a Portfolio's gross income. It is currently the intention of the High Yield Portfolio to limit the investment in options by the Portfolio so that such investments do not expose more than 5% of the Portfolio's assets to risk of loss.

REPURCHASE AGREEMENTS. The High Yield Portfolio may invest in repurchase agreements.

FOREIGN SECURITIES. The High Yield Portfolio may invest up to 10% of its total assets (at the time of investment) in foreign securities.

Investors should recognize that investing in foreign companies involves certain considerations, including those discussed below, which are not typically associated with investing in United States issuers. Since the High Yield Portfolio may invest in securities denominated in currencies other than U.S. dollars, and since the Portfolio may temporarily hold funds in bank deposits or other money market investments denominated in foreign currencies, the Portfolio may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between such currencies and the dollar. A change in the value of a foreign currency relative to the U.S. dollar will result in a corresponding change in the dollar value of the Portfolio's assets denominated in that foreign currency. Changes in foreign currency exchange rates may also affect the value of dividends and interest earned, gains and losses realized in the sale of securities, and net investment income and gains, if any, to be distributed to shareholders by the Portfolio. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. These forces are affected by the international balances of payments and other economic and financial conditions, government intervention, speculation, and other factors.

Foreign securities held by the Portfolio may not be registered with, nor the issuers thereof be subject to, reporting requirements of the U.S. Securities and Exchange Commission. Accordingly, there may be less publicly available information about the securities and about the foreign company or government issuing them than is available about a domestic company or government entity. Foreign companies are generally not subject to uniform financial reporting standards, practices, and requirements comparable to those applicable to domestic companies. In addition, with respect to some foreign countries, there is the possibility of expropriation or confiscatory taxation, limitations of the removal of funds or other assets of the Portfolio, political or social instability, or domestic developments which could affect United States investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the United States economy in such respects as growth of Gross Domestic Product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payment positions.

Securities of some foreign companies are less liquid and their prices are more volatile than securities of comparable domestic companies. Certain foreign countries are known to experience long delays between the trade and settlement dates of securities purchased or sold. Due to the increased exposure to the Portfolio of market and foreign exchange fluctuations brought about by such delays, and due to the corresponding negative impact on liquidity, the Portfolio will avoid investing in countries which are known to experience settlement delays which may expose the Portfolio to unreasonable risk of loss.

The Portfolio will calculate its net asset value to complete orders to purchase, exchange, or redeem shares only on a Monday through Friday basis (excluding holidays on which the New York Stock Exchange is closed). A material portion of the Portfolio's investment securities may be listed on foreign stock exchanges which may trade on other days (such as a Saturday). As a result, the Portfolio's net asset value may be materially affected by such trading on days when a shareholder has no access to the Portfolio.

VARIABLE AMOUNT MASTER DEMAND NOTES. The High Yield Portfolio may invest in variable amount master demand notes.

OTHER INVESTMENT PRACTICES OF THE FUNDS

CMOS AND MULTI-CLASS PASS-THROUGH SECURITIES. CMOs are debt instruments issued by special purpose entities which are secured by pools of mortgage loans or other mortgage-backed securities. Multi-class pass-through securities are interests in a trust composed of mortgage loans or other mortgage-backed securities. Payments of principal and interest on underlying collateral provide the funds to pay debt service on the CMO or make scheduled distributions on the multi-class pass-through security. Multi-class pass-through securities, CMOs, and classes thereof (including those discussed below) are examples of the types of financial instruments commonly referred to as "derivatives".

In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMOs, often referred to as a "tranche," is issued at a specified coupon rate and has a stated maturity or final distribution date. Principal prepayments on collateral underlying a CMO may cause it to be retired substantially earlier than the stated maturities or final distribution dates. Interest is paid or accrues on all classes of a CMO on a monthly, quarterly or semi-annual basis. The principal and interest on the underlying mortgages may be allocated among the several classes of a series of a CMO in many ways. In a common structure, payments of principal, including any principal prepayments, on the underlying mortgages are applied according to scheduled cash flow priorities to classes of the series of a CMO.

There are many classes of CMOs. There are IOs, which entitle the holder to receive distributions consisting solely or primarily of all or a portion of the interest in an underlying pool of mortgage loans or mortgage-backed securities), ("Mortgage Assets"). There are also "POs", which entitle the holder to receive distributions consisting solely or primarily of all or a portion of the principal of the underlying pool of Mortgage Assets. In addition, there are "inverse floaters", which have a coupon rate that moves in the reverse direction to an applicable index, and accrual (or "Z") bonds, which are described below.

As to the U.S. Government Securities Fund's investment in IOs, POs, inverse floaters, and accrual bonds, not more than 5% of the Fund's net assets will be invested in any one of these items at any one time, and no more than 10% of the net assets of the Fund will be invested in all such obligations at any one time. With respect to the High Yield Portfolio's investment in such instruments, the limits are 7.5% and 15% respectively.

Inverse floating CMOs are typically more volatile than fixed or adjustable rate tranches of CMOs. Investments in inverse floating CMOs would be purchased by the Fund to attempt to protect against a reduction in the income earned on the Fund investments due to a decline in interest rates. The Fund would be adversely affected by the purchase of such CMOs in the event of an increase in interest rates since the coupon rate thereon will decrease as interest rates increase, and, like other mortgage-backed securities, the value will decrease as interest rates increase.

The cash flows and yields on IO and PO classes are extremely sensitive to the rate of principal payments (including prepayments) on the related underlying pool of mortgage loans or mortgage-backed securities ("Mortgage Assets"). For example, a rapid or slow rate of principal payments may have a material adverse effect on the yield to maturity of IOs or POs, respectively. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, the holder of an IO may incur substantial losses, even if the IO class is rated AAA. Conversely, if the underlying Mortgage Assets experience slower than anticipated prepayments of principal, the yield and market value for the holder of a PO will be affected more severely than would be the case with a traditional Mortgage-Backed Security.

However, if interest rates were expected to rise, the value of an IO might increase and may partially offset other bond value declines, and if rates were expected to fall, the inclusion of POs could balance lower reinvestment rates.

An accrual or "Z" bond holder is not entitled to receive cash payments until one or more other classes of the CMO have been paid in full from payments on the mortgage loans underlying the CMO. During the period in which cash payments are not being made on the Z tranche, interest accrues on the Z tranche at a stated rate, and this accrued interest is added to the amount of principal which is due to the holder of the Z tranche. After the other classes have been paid in full, cash payments are made on the Z tranche until its principal (including previously accrued interest which was added to principal, as described above) and accrued interest at the stated rate have been paid in full. Generally, the date upon which cash payments begin to be made on a Z tranche depends on the rate at which the mortgage loans underlying the CMO are prepaid, with a faster prepayment rate resulting in an earlier commencement of cash payments on the Z tranche. Like a zero coupon bond, during its accrual period the Z tranche of a CMO has the advantage of eliminating the risk of reinvesting interest payments at lower rates during a period of declining market interest rates. At the same time, however, and also like a zero coupon bond, the market value of a Z tranche can be expected to fluctuate more widely with changes in market interest rates than would the market value of a tranche which pays interest currently. Changes in market interest rates also can be expected to influence prepayment rates on the mortgage loans underlying the CMO of which a Z tranche is a part. As noted above, such changes in prepayment rates will affect the date at which cash payments begin to be made on a Z tranche, and therefore also will influence its market value.

DELAYED DELIVERY TRANSACTIONS. Each Fund may purchase securities on a "when issued" or delayed delivery basis and purchase or sell securities on a "forward commitment" basis. When such transactions are negotiated, the price is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within two months after the transaction, but delayed settlements beyond two months may be negotiated. (The settlement date for transactions made on a when-issued or delayed delivery basis will be within 120 days of the trade date.) At the time the Fund enters into a transaction on a when-issued or forward commitment basis, a segregated account consisting of cash, U.S. Government securities or liquid high-grade debt securities equal to the value of the when-issued or forward commitment securities will be established and maintained with the custodian and will be marked to the market daily. During the period between a commitment and settlement, no payment is made for the securities purchased by the purchaser and, thus, no interest accrues to the purchaser from the transaction. If the Fund disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it can incur a gain or loss due to market fluctuation. The use of when-issued transactions and forward commitments enables the Fund to hedge against anticipated changes in interest rates and prices. The Fund may also enter into such transactions to generate incremental income. In some instances, the third-party seller of when-issued or forward commitment securities may determine prior to the settlement date that it will be unable or unwilling to meet its existing transaction commitments without borrowing securities. If advantageous from a yield perspective, the Fund may, in that event, agree to resell its purchase commitment to the third-party seller at the current market price on the date of sale and concurrently enter into another purchase commitment for such securities at a later date. As an inducement for the Fund to "'roll over" its purchase commitment, the Fund may receive a negotiated fee. The purchase of securities on a when-issued, delayed delivery or forward commitment basis exposes the Fund to risk because the securities may decrease in value prior to their delivery. Purchasing securities on a when-issued, delayed delivery or forward commitment basis involves the additional risk that the return available in the market when the delivery takes place will be higher than that obtained in the transaction itself. These risks could result in increased volatility of the Fund's net asset value to the extent that the Fund purchases securities on a when-issued, delayed delivery or forward commitment basis while remaining substantially fully invested. There is also a risk that the securities may not be delivered or that a Fund may incur a loss or will have lost the opportunity to invest the amount set aside for such transaction in the segregated asset account. With respect to the U.S. Government Securities Fund, no more than 20% of the Fund's net assets may be invested in when-issued, delayed delivery or forward commitment transactions without the intention of actually acquiring securities (i.e., dollar rolls). As for the High Yield Portfolio, no more than 20% of its net assets may be invested in when-issued, delayed delivery or forward commitment transactions, and of such 20%, no more than one-half (i.e., 10% of its net assets) may be invested in when-issued, delayed delivery or forward commitment transactions without the intention of actually acquiring securities.

LENDING   OF  PORTFOLIO   SECURITIES.  Consistent   with  applicable  regulatory
requirements, each Fund may lend its portfolio securities (principally to broker-dealers) where such loans are callable at any time and are continuously secured by collateral (cash, government securities, short-term (one year or less) high-grade securities, or interest-bearing cash equivalents) equal to no less than the market value, determined daily, of the securities loaned. The Fund will receive amounts equal to dividends or interest on the securities loaned. The Fund will also earn income for having made the loan. Cash collateral pursuant to these loans may be invested in short-term (one year or less) high-grade securities or interest-bearing cash equivalents (but for U.S. Government Securities Fund, not in excess of 35% of the Fund's total assets). Each Fund will limit its loans of portfolio securities to an aggregate of 33 1/3% of the value of its total assets, measured at the time such loan is made. ("Total assets" of the Fund includes the amount lent as well as the collateral securing such loans.) Where voting or consent rights with respect to loaned securities pass to the borrower, management will follow the policy of calling the loan, in whole or in part as may be appropriate, to permit the exercise of such voting or consent rights if the issues involved have a material effect on the Fund's investment in the securities loaned. Apart from lending its securities, investing in repurchase agreements, and acquiring debt securities, as described in the Prospectus and Statement of Additional Information, the Funds will not make loans to other persons.

ILLIQUID SECURITIES. Policies which could be changed without shareholder approval prohibit: 1) with respect to the High Yield Portfolio, more than 5% of the Portfolio's assets from being invested in securities of unseasoned issuers, including their predecessors, which have been in operation for less than three years; and 2) with respect to both the U.S. Government Securities Fund and the High Yield Portfolio, more than 15% of its net assets from being invested in all forms of illiquid investments, as determined pursuant to applicable Securities and Exchange Commission rules and interpretations. For this purpose illiquid securities include, among others, (i) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale, (ii) options purchased over-the-counter and the cover for options written over-the-counter, and (iii) repurchase agreements not terminable within seven days. Securities that have been determined to be liquid by the Board of Directors of Fortis Income or Fortis Advantage, or by Advisers subject to the oversight of such Board of Directors, will not be subject to this limitation. Commercial paper issued pursuant to the private placement exemption of Section 4(2) of the 1933 Act and securities that are eligible for resale under Rule 144A under the 1933 Act that have legal or contractual restrictions on resale but have a readily available market are not deemed illiquid securities for this purpose.

SHORT-TERM  TRADING.  The  U.S.  Government  Securities  Fund  intends  to   use
short-term trading of its securities as a means of managing its portfolio to achieve its investment objectives. As used herein, "short-term trading" means selling securities held for a relatively brief period of time, usually less than three months. Short-term trading will be used by the Fund primarily in two situations:

    (a) MARKET DEVELOPMENTS. A security may be sold to avoid depreciation in what the Fund anticipates will be a market decline (a rise in interest rates), or a security may be purchased in anticipation of a market rise (a decline in interest rates) and later sold; and

    (b) YIELD DISPARITIES. A security may be sold and another of comparable quality purchased at approximately the same time, in order to take advantage of what the Fund believes is a temporary disparity in the normal yield relationship between the two securities (a yield disparity).

The Fund will engage in short-term trading if it believes the transactions, net of costs (including commission, if any), will result in improving the appreciation potential or income of its portfolio. Whether any improvement will be realized by short-term trading will depend upon the ability of the Fund to evaluate particular securities and anticipate relevant market factors, including interest rate trends and variations from such trends. Short-term trading such as that contemplated by the Fund places a premium upon the ability of the Fund to obtain relevant information, evaluate it promptly, and take advantage of its evaluations by completing transactions on a favorable basis.

While it is not generally the policy of the High Yield Portfolio to invest or trade for short-term profits, the Portfolio may dispose of a security without regard to the time such security has been held when such action appears advisable to Advisers.

PORTFOLIO TURNOVER. The portfolio turnover rate for a Fund is calculated by dividing the lesser of purchases or sales by such Fund of investment securities for the particular fiscal year by the monthly average value of investment securities owned by the Fund during the same fiscal year. "Investment securities" for purposes of this calculation do not include securities with a maturity date less than twelve months from the date of investment. A 100% portfolio turnover rate would occur, for example, if the lesser of the value of purchases or sales of investment securities for a particular year were equal to the average monthly value of the investment securities owned during such year. As you will note in the Financial Highlights table on page 5, for the fiscal year ended October 31, 1995, the annual portfolio turnover rate of the High Yield Portfolio exceeded 100%. This was the result of active portfolio management in recognition of changing economic conditions. While a higher turnover rate may result in the Funds incurring higher transaction costs, the Funds' managers attempt to have such costs outweighed by the benefits of such transactions, although this cannot be assured.

MANAGEMENT

BOARD OF DIRECTORS

Under Minnesota law, the Board of Directors of each Fund has overall responsibility for managing it in good faith, in a manner reasonably believed to be in the best interests of such Fund, and with the care an ordinarily prudent person would exercise in similar circumstances. However, this management may be delegated.

The Articles of Incorporation of each Fund limit the liability of directors to the fullest extent permitted by law.

THE INVESTMENT ADVISER/TRANSFER AGENT/DIVIDEND AGENT

Fortis Advisers, Inc. ("Advisers") is the investment adviser, transfer agent, and dividend agent for the Funds. Advisers has been managing investment company portfolios since 1949, and is indirectly owned 50% by Fortis AMEV and 50% by Fortis AG, diversified financial services companies. In addition to providing investment advice, Advisers is responsible for management of each Fund's business affairs, subject to the overall authority of the Board of Directors. Advisers' address is that of the Funds.

Howard  G. Hudson, Christopher J.  Woods and Maroun M.  Hayek (all since August,
1995) manage the U.S. Government Securities Fund.

Mr. Hudson, Charles J. Dudley, Robert C. Lindberg and Stephen M. Rickert (all since August 1985) manage the High Yield Portfolio.

Mr. Hudson, an Executive Vice President of Advisers and the head of Advisers' fixed income department, has been managing debt securities for Fortis, Inc. since 1991. Mr. Woods, a Vice President of Advisers, has been managing debt securities for Fortis, Inc. since 1993. Prior to that, Mr. Woods was the head of fixed income for The Police and Firemen's Disability and Pension Fund of Ohio in Columbus, OH. Mr. Hayek, a Vice President of Advisers, has been managing debt securities for Fortis, Inc. since 1987. Mr. Dudley, a Vice President of Advisers, began managing debt securities for Advisers in August 1995. Prior to joining Advisers, Mr. Dudley was a Senior Vice President and Senior Portfolio Manager for SunAmerica Asset Management, New York, New York. Mr. Lindberg, a Vice President of Advisers, has been managing debt securities for Advisers since 1993. Prior to that, Mr. Lindberg was Vice President and Chief Securities Trader for COMERICA, Inc., Detroit, Michigan. Mr. Rickert, a Vice President of Advisers, has been involved in management of debt securities for Fortis, Inc. since 1994. Prior to that, Mr. Rickert was a corporate bond analyst for Dillon, Read & Co., Inc. in New York, New York and before that Western Asset Management in Los Angeles, California. Messrs. Hudson, Woods, Hayek, Dudley, Lindberg and Rickert are located at One Chase Manhattan Plaza, New York, NY 10005.

THE UNDERWRITER AND DISTRIBUTION EXPENSES

Fortis Investors, Inc. ("Investors"), a subsidiary of Advisers, is each Fund's underwriter. Investors' address is that of the Funds. Investors reserves the right to reject any purchase order. The following persons are affiliated with both Investors and the Fund: Dean C. Kopperud is a director and officer of both; Stephen M. Poling and Jon H. Nicholson are directors of Investors and officers of both; and Dennis M. Ott, James S. Byrd, Robert C. Lindberg, Keith R. Thomson, Larry A. Medin, Anthony J. Rotondi, Rhonda J. Schwartz, Robert W. Beltz, Jr., Thomas D. Gualdoni, Richard P. Roche, Tamara L. Fagely, John E. Hite, Carol M. Houghtby and Scott R. Plummer are officers of both.

Pursuant to a Plan of Distribution adopted by each Fund under Rule 12b-1 under the 1940 Act, each Fund is separately obligated to pay Investors an annual fee of .25% on the U.S. Government Securities Fund (.35% on the High Yield Portfolio) of average net assets attributable to that Fund's Class A shares and 1.00% of average net assets attributable to that Fund's Class B, H, and C shares. While all of Class A's Rule 12b-1 fee constitutes a "distribution fee", only 75% of Class B, H, and C's fees constitute distribution fees.

With regard to the High Yield Portfolio, the standard payout to broker-dealers not affiliated with Investors for selling the Portfolio's shares is equal to an annual rate of .25 of 1% of the net asset value of the shares sold (the "Base Fee"). However, should any of such broker-dealers have sold currently outstanding shares of the Portfolio that, coupled with the shares of the Portfolio currently being sold and computed at the time of each individual sale, have an aggregate net asset value of greater than $1,000,000, then the broker-dealer would be entitled to an additional fee of .10 of 1% of the net asset value of High Yield Portfolio shares sold (the "Service Fee").

The higher distribution fee attributable to Class B, H, and C shares is designed to permit an investor to purchase such shares through registered representatives of Investors and other broker-dealers without the assessment of an initial sales charge and at the same time to permit Investors to compensate its registered representatives and other broker-dealers in connection with the sale of such shares. The distribution fee for all classes may be used by Investors for the purpose of financing any activity which is primarily intended to result in the sale of shares of the applicable Fund. For example, such distribution fee may be used by Investors: (a) to compensate broker-dealers, including Investors and its registered representatives, for their sale of Fund shares, including the implementation of various incentive programs with respect to broker-dealers, banks, and other financial institutions, and (b) to pay other advertising and promotional expenses in connection with the distribution of Fund shares. These advertising and promotional expenses include, by way of example but not by way of limitation, costs of prospectuses for other than current shareholders; preparation and distribution of sales literature; advertising of any type; expenses of branch offices provided jointly by Investors and affiliated insurance companies; and compensation paid to and expenses incurred by officers, employees or representatives of Investors or of other broker-dealers, banks, or other financial institutions, including travel, entertainment, and telephone expenses.

A portion of the Rule 12b-1 fee equal to .25% of the average net assets of each Fund attributable to the Class B, H, and C shares constitutes a shareholder servicing fee designed to compensate Investors for the provision of certain services to shareholders. The services provided may include personal services provided to shareholders, such as answering shareholder inquiries regarding the Funds and providing reports and other information, and services related to the maintenance of shareholder accounts. Investors may use the Rule 12b-1 fee to make payments to qualifying broker-dealers and financial institutions that provide such services.

Investors may also enter into sales or servicing agreements with certain institutions such as banks ("Service Organizations") which have purchased shares of the Funds for the accounts of their clients, or which have made Fund shares available for purchase by their clients, and/or which provide continuing service to such clients. The Glass-Steagall Act and other applicable laws prohibit certain banks from engaging in the business of underwriting securities. In such circumstances, Investors, if so requested, will engage such banks as Service Organizations only to perform administrative and shareholder servicing functions, but at the same fees and other terms applicable to dealers. (If a bank were later prohibited from acting as a Service Organization, its shareholder clients would be permitted to remain Fund shareholders and alternative means for continuing servicing of such shareholders would be sought.) In such event changes in the operation of the Funds might occur and a shareholder serviced by such bank might no longer be able to avail itself of any automatic investment or other services then being provided by the

Bank. (State securities laws on this issue may differ from the interpretations of Federal law expressed above and banks and other financial institutions may be required to register as dealers pursuant to state law.)

FUND EXPENSES

For the most recent fiscal period, the annualized ratios of the Funds' total operating expenses, including the Rule 12b-1 fees referred to under "The Underwriter and Distribution Expenses," and their advisory fees (which are included in operating expenses), both as a percentage of average daily net assets were as follows:

                                                 TOTAL OPERATING EXPENSES
                                          --------------------------------------
                                                     CLASS
                                                      B,                ADVISORY
                                          CLASS A   H AND C   CLASS E     FEE
                                          -------   -------   -------   --------
U.S. Government Securities Fund.........   1.02%     1.77%      .77%      .71%
High Yield Portfolio....................   1.25%     1.90%      N/A       .75%

While the advisory fee paid on the High Yield Portfolio is higher than that paid by many other investment companies, it is partially offset by the added costs which Advisers pays (which other investment companies pay), such as acting as the Funds' registrar, transfer agent, and dividend agent.

BROKERAGE ALLOCATION

Advisers may consider sales of shares of the Fund, and of other funds advised by Advisers, as a factor in the selection of broker-dealers to execute Fund securities transactions when it is believed that this can be done without causing the Fund to pay more in brokerage commissions than it would otherwise.

VALUATION OF SECURITIES

Each Fund's net asset value per share is determined by dividing the value of the securities owned by the Fund, plus any cash or other assets, less all liabilities, by the number of the Fund's shares outstanding. The portfolio securities in which the Funds invest fluctuate in value, and hence the net asset value per share of the Fund also fluctuates. The net asset value of the Fund's shares is determined as of the primary closing time for business on the New York Stock Exchange (the "Exchange") on each day on which the Exchange is open. If shares are purchased through another broker-dealer who receives the order prior to the close of the Exchange, then Investors will apply that day's price to the order as long as the broker-dealer places the order with Investors by the end of the day.

Securities are generally valued at market value. Securities for which over-the-counter market quotations are readily available are valued on the basis of the last current bid price. When market quotations are not readily available, or when restricted or illiquid securities or other assets are being valued, such securities or other assets are valued at fair value as determined in good faith by management under supervision of the Board of Directors. However, debt securities may be valued on the basis of valuations furnished by a pricing service which utilizes electronic data processing techniques to determine valuations for normal institutional-size trading units of debt securities when such valuations are believed to more accurately reflect the fair market value of such securities. Short-term investments in debt securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued at amortized cost. Purchases and sales by the Fund after 2:00 P.M. Central Time normally are not recorded until the following day.

CAPITAL STOCK

Each Fund currently offers its shares in multiple classes, each with different sales arrangements and bearing differing expenses. Class A, B, H, C, and E shares each represent interests in the assets of the applicable Fund and have identical voting, dividend, liquidation, and other rights on the same terms and conditions except that expenses related to the distribution of each class are borne solely by such class and each class of shares has exclusive voting rights with respect to provisions of the Fund's Rule 12b-1 distribution plan which pertain to that particular class and other matters for which separate class voting is appropriate under applicable law. The Fund may offer additional classes of shares.

DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

Each Fund currently declares dividends from net investment income on each day the Exchange is open (to shareholders of record as of 3:00 p.m., Central Time, the preceding business day) and pays dividends monthly. A shareholder will not be credited with a dividend until payment is received for the shares. Distributions of net realized capital gains are made annually. Distributions paid by the Funds with respect to all classes of shares will be calculated in the same manner, at the same time, on the same day, and will be in the same amount, except that the per share dividends on Class B, H, and C shares will be lower than those on Class A (which have lower Rule 12b-1 fees) and Class E shares (which do not have Rule 12b-1 fees and will therefore have the highest dividends). Shareholders will receive confirmations after each dividend, or quarterly, at Advisers' option.

Such dividends and capital gains distributions will be made in the form of additional Fund shares of the same class (at net asset value) unless the shareholder sends the applicable Fund a written request that either or both be sent to the shareholder or reinvested (at net asset value) in shares of the same class of another Fortis fund.

Dividends will be reinvested monthly, on the last business day of each month, at the net asset value on that date. If they are to be reinvested in other Fortis funds, processing normally takes one business day. If cash payment is requested, checks will be mailed within five business days after the end of the month. If shareholders withdraw their entire account, all dividends accrued from the last payment date to the time of withdrawal will be paid at that time.

TAXATION

Each Fund will distribute substantially all of its net income and capital gains to its shareholders. Such distributions are taxable to shareholders, whether paid in cash or reinvested. Dividends paid from the net income of a Fund must be treated as ordinary income by its shareholders. Dividends paid from the Fund's net capital gains and designated in the shareholder's Annual Account Summary as long-term capital gain distributions are treated as long-term capital gains by shareholders, regardless of the length of time for which they have held their shares in the Fund.

Information about the tax status of each year's dividends and distributions will be mailed annually.

Prior to purchasing shares of the Fund, prospective shareholders (except for tax qualified retirement plans) should consider the impact of dividends or capital gains distributions which are expected to be announced, or have been announced but not paid. Any such dividends or capital gains distributions paid shortly after a purchase of shares by an investor prior to the record date will have the effect of reducing the per share net asset value by the amount of the dividends or distributions. All or a portion of such dividends or distributions, although in effect a return of capital, is subject to taxation.

HOW TO BUY FUND SHARES

GENERAL PURCHASE INFORMATION

MINIMUM AND MAXIMUM INVESTMENTS

A minimum initial investment of $500 normally is required. An exception to this minimum (except on telephone or wire orders) is the "Systematic Investment Plan" ($25 per month by "Pre-authorized Check Plan" or $50 per month on any other basis). The minimum subsequent investment normally is $50, again subject to the above exceptions.

While Class A and E shares have no maximum order, Class B and H shares have a $500,000 maximum and Class C shares have a $1,000,000 maximum. Orders greater than these limits will be treated as orders for Class A shares.

INVESTING BY TELEPHONE

Your registered representative may make your purchase ($500 minimum) by telephoning the number on the cover page of this Prospectus. In addition, your check and the Account Application which accompanies this Prospectus must be promptly forwarded, so that Investors receives your check within three business days. Please make your check payable to Fortis Investors, Inc. and mail it with your Application to "CM-9651, St. Paul, MN 55170-9651". If you have a bank account authorization form on file, you may purchase $100 - $10,000 worth of Fund shares via telephone through the automated Fortis Information Line.

INVESTING BY WIRE

A shareholder having an account with a commercial bank that is a member of the Federal Reserve System may purchase shares ($500 minimum) by requesting their banks to transmit immediately available funds (Federal Funds) by wire to:

First Bank National Association
ABA #091000022, credit account no: 1-702-2514-1341
Fortis Funds Purchase Account
For further credit to __________________________________________________________
                                        (name of client)
Fortis Account NBR _____________________________________________________________

Before making an initial investment by wire, your broker-dealer must first telephone Investors at the number on the cover page of this Prospectus to open your account and obtain your account number. In addition, the Account Application which accompanies this Prospectus must be promptly forwarded to Investors at the mailing address in the "Investing by Mail" section of this Prospectus. Additional investments may be made at any time by having your bank wire Federal Funds to the above address for credit to your account. Such investments may be made by wire even if the initial investment was by mail.

INVESTING BY MAIL (ADDRESS: CM-9614, ST. PAUL, MN 55170-9614)

The Account Application which accompanies this Prospectus must be completed, signed, and sent with a check or other negotiable bank draft, payable to "Fortis Funds." Additional purchases may be made at any time by mailing a check or other negotiable bank draft along with your confirmation stub. The account to which the subsequent purchase is to be credited should be identified as to the name(s) of the registered owner(s) and by account number.

ALTERNATIVE PURCHASE ARRANGEMENTS

Each Fund offers investors the choice between multiple classes of shares which offer differing sales charges and bear different expenses. These alternatives permit an investor to choose the more beneficial method of purchasing shares given the amount of the purchase, the length of time the investor expects to hold the shares, and other circumstances. The inside front cover of the Prospectus contains a summary of these alternative purchase arrangements. A broker-dealer may receive different levels of compensation depending on which class of shares is sold. Investors may also provide additional financial assistance not to exceed .5% of estimated sales for a particular period to dealers in connection with seminars for the public, advertising, sales campaigns and/or shareholder services and programs regarding one or more of the Fortis Funds, and other dealer-sponsored programs or events. Non-cash compensation will be provided to dealers and includes payment or reimbursement for conferences, sales or training programs for their employees, and travel expenses incurred in connection with trips taken by registered representatives to locations within or outside of the United States for meetings or seminars of a business nature. None of the aforementioned additional compensation is paid for by the Fund or its shareholders.

CLASS A AND E SHARES--INITIAL SALES CHARGE ALTERNATIVE

(Note: Class E shares are only available in the U.S. Government Securities Fund and only to investors who were shareholders of that Fund on November 13, 1994.)

The public offering price of Class A and E Fund shares is determined once daily, by adding a sales charge to the net asset value per share of the shares next calculated after receipt of the purchase order. The sales charges and broker-dealer concessions, which vary with the size of the purchase, are shown in the following table. Additional compensation (as a percentage of sales charge) will be paid to a broker-dealer when its annual sales of Fortis Funds having a sales charge exceed $10,000,000 (2%), $25,000,000 (4%), and $50,000,000
(5%).

                                          SALES CHARGE   SALES CHARGE
                                               AS             AS
                                           PERCENTAGE     PERCENTAGE
                                             OF THE       OF THE NET     BROKER-
                                            OFFERING        AMOUNT        DEALER
AMOUNT OF SALE                               PRICE         INVESTED     CONCESSION
Less than $100,000......................     4.500%         4.712%         4.00%
$100,000 but less than $250,000.........     3.500%         3.627%         3.00%
$250,000 but less than $500,000.........     2.500%         2.564%         2.25%
$500,000 but less than $1,000,000.......     2.000%         2.041%         1.75%
$1,000,000 or more*.....................       -0-            -0-          1.00%

------------------------
* The Fund imposes a contingent deferred sales charge in connection with certain
  purchases   of   Class  A   and   E  shares   of   $1,000,000  or   more.  See
  "Redemption--Contingent Deferred Sales Charge."

The above scale applies to purchases of  Class A and E shares by the  following:
(1) Any individual, his or her spouse, and their children under the age of 21, and any of such persons' tax-qualified plans (provided there is only one participant); (2) A trustee or fiduciary of a single trust estate or single fiduciary account; and (3) Any organized group which has been in existence for more than six months, provided that it is not organized for the purpose of buying redeemable securities of a registered investment company, and provided that the purchase is made by means which result in economy of sales effort or expense, whether the purchase is made through a central administration, through a single broker-dealer, or by other means. An organized group does not include a group of individuals whose sole organizational connection is participation as credit cardholders of a company, policyholders of an insurance company, customers of either a bank or broker-dealer, or clients of an investment adviser.

SPECIAL PURCHASE PLANS FOR CLASS A AND E SHARES

For information on any of the following special purchase or exchange plans applicable to Class A and E shares, see the Statement of Additional Information or contact your broker-dealer or sales representative. It is the purchaser's obligation to notify his or her broker-dealer or sales representative about the purchaser's eligibility for any of the following special purchase or exchange plans.

RIGHT OF ACCUMULATION The preceding table's sales charge discount applies to the current purchase plus the net asset value of shares already owned of any Fortis Fund having a sales charge.

STATEMENT OF INTENTION The preceding table's sales charge discount applies to an initial purchase of at least $1,000, with an intention to purchase the balance needed to qualify within 13 months excluding shares purchased by reinvesting dividends or capital gains.

REINVESTED   DIVIDEND/CAPITAL   GAINS    DISTRIBUTIONS   BETWEEN   THE    FORTIS
FUNDS Shareholders of any fund may reinvest their dividend and/ or capital gains distributions in any of such funds at net asset value.

CONVERSION FROM CLASS B OR H SHARES Class B or H shares will automatically be converted to Class A shares (at net asset value) after eight years.

EXEMPTIONS FROM SALES CHARGE:

    - Fortis, Inc. or its subsidiaries and the following persons associated with such companies, if all account owners fit this description: (1) officers and directors; (2) employees or sales representatives (including agencies and their employees); (3) spouses of any such persons; or (4) any of such persons' children, grandchildren, parents, grandparents, or siblings--or spouses of any of these persons. (All such persons may continue to add to their account even after their company relationships have ended);

    - Fund    directors,    officers,    or   their    spouses    (or   such
persons' children, grandchildren, parents, or grandparents--or spouses of any such persons), if all account owners fit this description;

    - Representatives or employees (or their spouses) of
      Investors (including agencies) or of other broker-dealers having a sales agreement with Investors (or such persons' children, grandchildren, parents, or grandparents--or spouses of any such persons), if all account owners fit this description;

    - Pension, profit-sharing, and other retirement plans of directors, officers, employees, representatives, and other relatives and affiliates (as set forth in the preceding three paragraphs) of the Fund, Fortis, Inc., and broker-dealers (and certain affiliated companies) having a sales agreement with Investors and purchases with the proceeds from such plans upon the retirement or employment termination of such persons;

    - Registered investment companies;

    - Shareholders of unrelated mutual funds with front-end and/or deferred sales loads, to the extent that the purchase price of such Fund shares is funded by the proceeds from the redemption of shares of any such unrelated mutual fund (within 60 days of the purchase of Fund shares), provided that the shareholder's application so specifies and is accompanied either by the redemption check of such unrelated mutual fund (or a copy of the check) or a copy of the confirmation statement showing the redemption. Similarly, anyone who is or has been the owner of a fixed annuity contract not deemed a security under the securities laws who wishes to surrender such contract and invest the proceeds in a

      Fund, to the extent that the purchase price of such Fund shares is funded by the proceeds from the surrender of the contract (within 60 days of the purchase of Fund shares), provided that such owner's application so specifies and is accompanied either by the insurance company's check (or a copy of the check) or a copy of the insurance company surrender form. From time to time, Investors may pay commissions to broker-dealers and registered representatives on transfers from mutual funds or annuities as described above;

    - Purchases by employees (including their spouses and
      dependent children) of banks and other financial institutions that provide referral and administrative services related to order placement and payment to facilitate transactions in shares of the Fund for their clients pursuant to a sales or servicing agreement with Investors; provided, however, that only those employees of such banks and other firms who as a part of their usual duties provide such services related to such transactions in Fund shares shall qualify;

    - Commercial banks offering self directed 401(k) programs containing both pooled and individual investment options may purchase Fund shares for such programs at a reduced sales charge of 2.5% on sales of less than $500,000. For sales of $500,000 or more, normal sales charges apply;

    - Registered investment advisers, trust companies, and bank trust departments exercising discretionary investment authority or using a money management/mutual fund "wrap" program with respect to the money to be invested in the Fund, provided that the investment adviser, trust company or trust department provides Advisers with evidence of such authority or the existence of such a wrap program with respect to the money invested;

    - With    respect   to    U.S.   Government    Securities   Fund   only,
      (1) officers, directors, and employees of Empire of America Advisory Services, Inc., the investment advisor of Pathfinder Fund; and (2) accounts which were in existence and entitled to purchase shares of the Pathfinder Fund without a sales charge at the time of the effectiveness of the acquisition of its assets by the Fund;

    - With respect to U.S. Government Securities Fund only, Accounts which were in existence and entitled to purchase shares of Carnegie Government Securities Trust without a sales charge at the time of the effectiveness of the acquisition of its assets by the Fund.

RULE 12B-1 FEES (FOR CLASS A SHARES ONLY)

For each Fund, Class A shares are subject to a Rule 12b-1 fee payable at an annual rate of the average daily net assets of the Fund attributable to such shares. The Rule 12b-1 fee will cause Class A shares to have a higher expense ratio and to pay lower dividends than Class E shares. For additional information, see "Management-- The Underwriter and Distribution Expenses."

DEFERRED SALES CHARGES Although there is no initial sales charge on purchases of Class A and E shares of $1,000,000 or more, Investors pays broker-dealers out of its own assets, a fee of up to 1% of the offering price of such shares. If these shares are redeemed within two years, the redemption proceeds will be reduced by 1.00%. For additional information, see "Redemption--Contingent Deferred Sales Charge."

CLASS B AND H SHARES--CONTINGENT DEFERRED SALES CHARGE ALTERNATIVES

The public offering price of Class B and H shares is the net asset value of the applicable Fund's shares. Such shares are sold without an initial sales charge so that the Fund receives the full amount of the investor's purchase. However, a contingent deferred sales charge ("CDSC") of 4% will be imposed if shares are redeemed within two years of purchase, with lower CDSCs as follows if redemptions occur later:

3 years   --    3%
4 years   --    3%
5 years   --    2%
6 years   --    1%

For additional information, see "Redemption--Contingent Deferred Sales Charge." In addition, Class B and H shares are subject to higher annual Rule 12b-1 fees as described below.

Proceeds from the CDSC are paid to Investors and are used to defray its expenses related to providing distribution-related services to the applicable Fund in connection with the sale of Class B and H shares, such as the payment of compensation to selected broker-dealers, and for selling such shares. The combination of the CDSC and the Rule 12b-1 fee enables the Fund to sell such shares without deduction of a sales charge at the time of purchase. Although such shares are sold without an initial sales charge, Investors pays a dealer concession equal to: (1) 4.00% of the amount invested to broker-dealers who sell Class B shares at the time the shares are sold and an annual fee of .25% of the average daily net assets of the Fund attributable to such shares; or (2) 5.25% of the amount invested to broker-dealers who sell Class H shares at the time the shares are sold (with no annual fee). Under alternative (2), from time to time the dealer concession paid to broker-dealers who sell Class H shares may be increased up to 5.50%.

RULE 12B-1 FEES Class B and H shares are subject to a Rule 12b-1 fee payable at an annual rate of 1.00% of the average daily net assets of the Fund attributable to such shares. The higher Rule 12b-1 fee will cause Class B and H shares to have a higher expense ratio and to pay lower dividends than Class A and E shares. For additional information about this fee, see "Management--The Underwriter and Distribution Expenses."

CONVERSION TO CLASS A SHARES Class B and H shares (except for those purchased by reinvestment of dividends and other distributions) will automatically convert to Class A shares after eight years. Each time any such shares in the shareholder's account convert to

Class A, a proportionate amount of the Class B and H shares purchased through the reinvestment of dividends and other distributions paid on such shares will also convert to Class A.

CLASS C SHARES--LEVEL SALES CHARGE ALTERNATIVE

The public offering price of Class C shares is the net asset value of such shares. Class C shares are sold without an initial sales charge so that the applicable Fund receives the full amount of the investor's purchase. However, a CDSC of 1% will be imposed if shares are redeemed within one year of purchase. For additional information, see "Redemption--Contingent Deferred Sales Charge." In addition, Class C shares are subject to higher annual Rule 12b-1 fees as described below.

Proceeds from the CDSC are paid to Investors and are used to defray its expenses related to providing distribution-related services to the applicable Fund in connection with the sale of Class C shares, such as the payment of compensation to selected broker-dealers, and for selling Class C shares. The combination of the CDSC and the Rule 12b-1 fee enables the Fund to sell the Class C shares without deduction of a sales charge at the time of purchase. Although Class C shares are sold without an initial sales charge, Investors pays a dealer concession equal to 1.00% of the amount invested to broker-dealers who sell Class C shares at the time the shares are sold and an annual fee of 1.00% of the amount invested that begins to accrue one year after the shares are sold.

RULE 12B-1 FEES For each Fund, Class C shares are subject to a Rule 12b-1 fee payable at an annual rate of 1.00% of the average daily net assets of the Fund attributable to such shares. The higher Rule 12b-1 fee will cause Class C shares to have a higher expense ratio and to pay lower dividends than Class A and E shares. For additional information about this fee, see "Management--The Underwriter and Distribution Expenses."

SPECIAL PURCHASE PLANS FOR ALL CLASSES

TAX  SHELTERED  RETIREMENT  PLANS   Individual  Retirement  Accounts   ("IRAs"),
Self-Employed, Pension, Profit Sharing, and 403(b) accounts are available.

GIFTS OR TRANSFERS TO MINOR CHILDREN Adults can make an irrevocable gift or transfer of up to $10,000 annually per child ($20,000 for married couples) to as many children as they choose without having to file a Federal gift tax return.

SYSTEMATIC INVESTMENT PLAN Voluntary $25 or more per month purchases by automatic financial institution transfers (see Systematic Investment Plan Authorization Agreement in this Prospectus) or $50 or more per month by any other means enable an investor to lower his or her average cost per share through the principle of "dollar cost averaging." Any plan involving systematic purchases may, at Advisers' option, result in transactions under such plan being confirmed to the investor quarterly, rather than as a separate notice following the transaction.

EXCHANGE PRIVILEGE Except for Class E shares, Fund shares may be exchanged among other funds of the same class managed by Advisers without payment of an exchange fee or additional sales charge. Similarly, shareholders of other Fortis Funds may exchange their shares for Fund shares of the same class (at net asset value if the shares to be exchanged have already been subject to a sales charge). Also, holders of Class E shares of other Fortis Funds may exchange their shares for Class A Fund shares and holders of Fortis Money Fund Class A shares may exchange their shares for any class of Fund shares (at net asset value and only into Class A if the shares have already incurred a sales charge). Finally, holders of Fund Class E shares who exchange such shares for Class A shares of another Fortis Fund may re-exchange such Class A shares for Fund Class E shares. A shareholder initiates an exchange by writing to or telephoning his or her broker-dealer, sales representative, or the applicable Fund regarding the shares to be exchanged. Telephone exchanges will be permitted only if the shareholder completes and returns the Telephone Exchange section of the Account Application. During times of chaotic economic or market circumstances, a shareholder may have difficulty reaching his or her broker-dealer, sales representative, or the Fund by telephone. Consequently, a telephone exchange may be difficult to implement at those times. (See "Redemption".) Shareholders may also use the automated Fortis Information Line for exchanges of $100 - $100,000 worth of shares.

An exchange of shares of one Fund for those of another Fund pursuant to the exchange privilege is considered to be a sale for federal income tax purposes, and may result in a taxable capital gain or loss.

Advisers reserves the right to restrict the frequency of--or otherwise modify, condition, terminate, or impose charges upon--the exchange and/or telephone transfer privileges, all with 30 days notice to shareholders.

REDEMPTION

Registered holders of each Fund's shares may redeem their shares without any charge (except any applicable contingent deferred sales charge) at the per share net asset value next determined following receipt by the Fund of a written redemption request in proper form (and a properly endorsed stock certificate if one has been issued). However, if shares are redeemed through another broker-dealer who receives the order prior to the close of the Exchange, then Investors will apply that day's price to the order as long as the broker-dealer places the order with Investors by the end of the day. Some broker-dealers may charge a fee to process redemptions.

Any certificates should be sent to the Fund by certified mail. Share certificates and/or stock powers, if any, tendered in redemption must be endorsed and executed exactly as the Fund shares are registered. If the redemption proceeds are to be paid to the registered holder and sent to the address of record, normally no signature guarantee is required unless Advisers does not have the shareholder's signature on file and the redemption proceeds are greater than $25,000. However, for example, if the redemption proceeds are to be paid to someone other than the registered holder, sent to a different address, or the shares are to be transferred, the owner's signature must be guaranteed by a bank, broker (including government or municipal), dealer (including government or municipal), credit union, national securities exchange, registered securities association, clearing agency, or savings association.

Class A shares may be registered in broker-dealer "street name accounts" only if the broker-dealer has a selling agreement with Investors. In such cases, instructions from the broker-dealer are required to redeem shares or transfer ownership and transfer to another broker-dealer requires the new broker-dealer to also have a selling agreement with Investors. If the proposed new broker-dealer does not have a selling agreement with Investors, the shareholder can, of course, leave the shares under the original street name account or have the broker-dealer transfer ownership to the shareholder's name.

Broker-dealers having a sales agreement with Investors may orally place a redemption order, but proceeds will not be released until the appropriate written materials are received.

An individual shareholder (or in the case of multiple owners, any shareholder) may orally redeem up to $25,000 worth of his or her shares, provided that the account is not a tax-qualified plan, the check will be sent to the address of record, and the address of record has not changed for at least 30 days. During times of chaotic economic or market circumstances, a shareholder may have difficulty reaching his or her broker-dealer, sales representative, or the Fund by telephone. Consequently, a telephone redemption may be difficult to implement at those times. If a shareholder is unable to reach the Fund by telephone, written instructions should be sent. Advisers reserves the right to modify, condition, terminate, or impose charges upon this telephone redemption privilege, with 30 days notice to shareholders. Advisers, Investors, and the Fund will not be responsible for, and the shareholder will bear the risk of loss from, oral instructions, including fraudulent instructions, which are reasonably believed to be genuine. The telephone redemption procedure is automatically available to shareholders. The Fund will employ reasonable procedures to confirm that telephone instructions are genuine, but if such procedures are not deemed reasonable, it may be liable for any losses due to unauthorized or fraudulent instructions. The Fund's procedures are to verify address and social security number, tape record the telephone call, and provide written confirmation of the transaction. Shareholders may also use the automated Fortis Information Line for redemptions of $500 - $25,000 on non-tax qualified accounts. The security measures for automated telephone redemptions involve use of a personal identification number and providing written confirmation of the transaction.

Payment will be made as soon as possible, but not later than three business days after receipt of a proper redemption request. However, if shares subject to the redemption request were recently purchased with non-guaranteed funds (e.g., personal check), the mailing of your redemption check may be delayed by fifteen days. A shareholder wishing to avoid these delays should consider the wire purchase method described under "How to Buy Fund Shares."

Employees of certain Texas public educational institutions who direct investment in Fund shares under their State of Texas Optional Retirement Plan generally must obtain the prior written consent of their authorized employer representative in order to redeem.

Each Fund has the right to redeem accounts with a current value of less than $500 unless the original purchase price of the remaining shares (including sales commissions) was at least $500. Fund shareholders actively participating in the Fund's Systematic Investment Plan or Group Systematic Investment Plan will not have their accounts redeemed. Before redeeming an account, the Fund will mail to the shareholder a notice of its intention to redeem, which will give the shareholder an opportunity to make an additional investment. If no additional investment is received by the Fund within 60 days of the date the notice was mailed, the shareholder's account will be redeemed. Any redemption in an account established with the minimum initial investment of $500 may trigger this redemption procedure.

Each Fund has a "Systematic Withdrawal Plan," which provides for voluntary automatic withdrawals of at least $50 monthly, quarterly, semiannually, or annually. Deferred sales charges may apply to monthly redemptions. Such plans may, at Advisers' option, result in transactions being confirmed to the investor quarterly, rather than as a separate notice following the transaction.

There is also a "Reinvestment Privilege," which is a one-time opportunity to reinvest sums redeemed within the prior 60 days without payment of an additional sales charge. For further information about these plans, contact your broker-dealer or sales representative.

CONTINGENT DEFERRED SALES CHARGE

CLASS A AND E SHARES

Each Fund imposes a contingent deferred sales charge ("CDSC") on Class A and E shares in certain circumstances. Under the CDSC arrangement, for sales of shares of $1,000,000 or more (including right of accumulation and statements of intention (see "How to Buy Fund Shares--Special Purchase Plans")), the front-end sales charge ("FESC") will not be imposed (although Investors intends to pay its registered representatives and other dealers that sell Fund shares, out of its own assets, a fee of up to 1% of the offering price of such sales except on purchases exempt from the FESC). However, if such shares are redeemed within two years after their purchase date (the "CDSC Period"), the redemption proceeds will be reduced by the 1.00% CDSC.

The CDSC will be applied to the lesser of (a) the net asset value of shares subject to the CDSC at the time of purchase, or (b) the net asset value of such shares at the time of redemption. No charge will be imposed on amounts representing an increase in share value due to capital appreciation. The CDSC will not be applied to shares acquired through reinvestment of income dividends or capital gain distributions or shares held for longer than the applicable CDSC Period. In determining which shares to redeem, unless instructed otherwise, shares that are not subject to the CDSC and having a higher Rule 12b-1 fee will be redeemed first, shares not subject to the CDSC having a lower Rule 12b-1 fee will be redeemed next, and shares subject to the CDSC then will be redeemed in the order purchased.

Each Fund will waive the CDSC in the event of a shareholder's death or disability, as defined in Section 72(m)(7) of the Code (if satisfactory evidence is provided to the Fund), and for tax-qualified retirement plans (excluding IRAs, SEPS, 403(b) plans, and 457 plans). Shares of the Fund that are acquired in exchange for shares of another Fortis Fund that were subject to a CDSC will remain subject to the CDSC that applied to the shares of the other Fortis Fund. Additionally, the CDSC will not be imposed at the time that Fund shares subject to the CDSC are exchanged for shares of Fortis Money Fund or at the time such Fortis Money Fund shares are reexchanged for shares of any Fortis Fund subject to a CDSC; provided, however, that, in each such case, the shares acquired will remain subject to the CDSC if redeemed within the CDSC Period.

Investors, upon notification, will provide a PRO RATA refund of any CDSC paid in connection with a redemption of shares of any Fortis Fund having a sales charge ("Fortis Load Fund") (by crediting such refunded CDSC to such shareholder's account) if, within 60 days of such redemption, all or any portion of the redemption proceeds are reinvested in shares of one or more Fortis Load Fund. Any reinvestment within 60 days of a redemption on which the CDSC was paid will be made without the imposition of a FESC. Such reinvestment will be subject to the same CDSC to which such amount was subject prior to the redemption, but the CDSC Period will run from the original investment date.

CLASS B, H, AND C SHARES

The CDSC on Class B, H, and C shares will be calculated on an amount equal to the lesser of the net asset value of the shares at the time of purchase or their net asset value at the time of redemption. No charge will be imposed on amounts representing an increase in share value due to capital appreciation. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions or on shares held for longer than the applicable CDSC Period.

Upon any request for redemption of shares of any class of shares that imposes a CDSC, it will be assumed, unless otherwise requested, that shares subject to no CDSC will be redeemed first in the order purchased and all remaining shares that are subject to a CDSC will be redeemed in the order purchased. With respect to the redemption of shares subject to no CDSC where the shareholder owns more than one class of shares, those shares with the highest Rule 12b-1 fee will be redeemed in full prior to any redemption of shares with a lower Rule 12b-1 fee.

The CDSC does not apply to: (1) redemption of shares when a Fund exercises its right to liquidate accounts which are less than the minimum account size; (2) death or disability, as defined in Section 72(m)(7) of the Code (if satisfactory evidence is provided to the Fund); (3) with respect to Class B and H shares only, an amount that represents, on an annual (non-cumulative) basis, up to 10% of the amount (at the time of the investment) of the shareholder's purchases; and (4) with respect to Class B, H, and C shares, qualified plan benefit distributions due to participant's separation from service, loans or financial hardship (excluding IRAs, SEPs, and 403(b), 457, and Fortis KEY plans) upon a Fund's receipt from the plan's administrator or trustee of written instructions detailing the reason for the distribution.

As an illustration of CDSC calculations, assume that Shareholder X purchases on Year 1/Day 1 100 shares at $10 per share. Assume further that, on Year 2/Day 1, Shareholder X purchased an additional 100 shares at $12 per share. Finally, assume that, on Year 3/Day 1, Shareholder X wishes to redeem shares worth $1,300, and that the net asset value per share as of the close of business on such day is $13. To effect Shareholder X's redemption request, 100 shares at $13 per share (totaling $1,300) would be redeemed. The CDSC would be waived in connection with the redemption of that number of shares equal in value (at the time of redemption) to $220 (10% of $1,000--the purchase amount of the shares purchased by Shareholder X on Year 1/Day 1--plus 10% of $1200--the purchase amount of the shares purchased by Shareholder X on Year 2/Day 1.) In addition, no CDSC would apply to the $400 in capital appreciation on Shareholder X's shares ($2,600 Year 3 value minus $2,200 purchase cost of shares).

If a shareholder exchanges shares subject to a CDSC for Class B, H, or C shares of a different Fortis Fund, the transaction will not be subject to a CDSC. However, when shares acquired through the exchange are redeemed, the shareholder will be treated as if no exchange took place for the purpose of determining the CDSC Period and applying the CDSC.

Investors, upon notification, will provide, out of its own assets, a PRO RATA refund of any CDSC paid in connection with a redemption of Class B, H, or C shares of any Fund (by crediting such refunded CDSC to such shareholder's account) if, within 60 days of such redemption, all or any portion of the redemption proceeds are reinvested in shares of the same class in any of the Fortis Funds. Any reinvestment within 60 days of a redemption to which the CDSC was paid will be made without the imposition of a front-end sales charge but will be subject to the same CDSC to which such amount was subject prior to the redemption. The CDSC Period will run from the original investment date.

SHAREHOLDER INQUIRIES

Inquiries should be directed to your broker-dealer or sales representative, or to the Funds at the telephone number or mailing address listed on the cover of this Prospectus. A $10 fee will be charged for copies of Annual Account Summaries older than the preceding year.

APPENDIX

CORPORATE BOND, PREFERRED STOCK AND COMMERCIAL PAPER RATINGS

COMMERCIAL PAPER RATINGS

STANDARD & POOR'S CORPORATION. Commercial paper ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Issues assigned the A rating are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with designation 1, 2, and 3 to indicate the relative degree of safety. The "A-1" designation indicates that the degree of safety regarding timely payment is very strong.

MOODY'S INVESTORS SERVICE INC. Moody's commercial paper ratings are opinions of the ability of the issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's makes no representation that such obligations are exempt from registration under the Securities Act of 1933, nor does it represent that any specific note is a valid obligation of a rated issuer or issued in conformity with any applicable law. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

Prime-1 -- Superior capacity for repayment of short-term promissory obligations.

Prime-2 -- Strong capacity for repayment of short-term promissory obligations.

Prime-3   --  Acceptable   capacity  for  repayment   of  short-term  promissory
obligations.

CORPORATE BOND RATINGS

STANDARD & POOR'S CORPORATION. Its ratings for corporate bonds have the following definitions:

Debt rated "AAA" has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in a small degree.

Debt rated "A" has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in high rated categories.

Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Debt rated "BB," "B," "CCC," "CC," and "C" is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "C" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Debt rated "BB" has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB-" rating.

Debt rated "B" has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB-" rating.

Debt rated "CCC" has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The "CCC" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "B" or "B-" rating.

The rating "CC" is typically applied to debt subordinated to senior debt that is assigned an actual or implied "CCC" rating.

The rating "C" is typically applied to debt subordinated to senior debt which is assigned an actual or implied "CCC-" debt rating. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

The rating "C1" is reserved for income bonds on which no interest is being paid.

"NR" indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.

BOND INVESTMENT QUALITY STANDARDS. Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories (AAA, AA, A, BBB, commonly known as "Investment Grade" ratings) are generally regarded as eligible for bank investment. In addition, the Legal Investment Laws of various states impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies and fiduciaries generally.

MOODY'S INVESTORS SERVICE, INC. Its ratings for corporate bonds include the following:

Bonds which are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

Bonds which are rated "A" possess many favorable attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest arc considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Bonds which are rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Bonds which are rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

Bonds which are rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Bonds which are rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Bonds which are rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

Bonds which are rated "C" are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

PREFERRED STOCK RATING

STANDARD & POOR'S CORPORATION. Its ratings for preferred stock have the following definitions:

An issue rated "AAA" has the highest rating that may be assigned by Standard & Poor's to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

A preferred stock issue rated "AA" also qualifies as a high-quality fixed income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated "AAA."

An issue rated "A" is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

An issue rated "BBB" is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the "A" category.

Preferred stock rated "BB", "B", and "CCC" are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay preferred stock obligations. "BB" indicates the lowest degree of speculation and "CCC" the highest degree of speculation. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

The rating "CC" is reserved for a preferred stock issue in arrears on dividends or sinking fund payments but that is currently paying.

A preferred stock rated "C" is a non-paying issue.

A preferred stock rated "D" is a non-paying issue with the issuer in default on debt instruments.

"NR" indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

MOODY'S INVESTORS SERVICE, INC. Its ratings for preferred stock include the following:

An issue which is rated "Aaa" is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

An issue which is rated "Aa" is considered a high-grade preferred stock. This rating indicates that there is reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.

An issue which is rated "A" is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the "aaa" and "aa" classifications, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

An issue which is rated "Baa" is considered to be medium-grade, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

An issue which is rated "Ba" is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

An issue which is rated "B" generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

An issue which is rated "Caa" is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments. An issue which is rated "Ca" is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payment. An issue rated "C" is the lowest rated class of preferred or preference stock. Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

FORTIS-Registered Trademark-
                        --------------------------------------------------------
                    ACCOUNT APPLICATION

                           Complete this application to open a new Fortis
                           account or to add services to an existing Fortis
                           account. For personal service, please call your
Mail to:                   investment professional or Fortis at 1-800-800-2638,
FORTIS MUTUAL FUNDS        ext. 3012.
CM-9614                    DO NOT USE TO OPEN A FORTIS IRA, SEP, 403(B) OR
St. Paul, MN 55170-9614    FORTIS MONEY FUND ACCOUNT.

________________________________________________________________________________
 1    ACCOUNT INFORMATION
________________________________________________________________________________

Please provide the information requested below:

/ /INDIVIDUAL: Please print your name, Social Security number, U.S. citizen status.

/ /JOINT TENANT: List all names, one Social Security number, one U.S. citizen status.
/ /UNIFORM GIFT/TRANSFER TO MINORS: Provide name of custodian (ONLY ONE) and minor, minor's Social Security number, minor's U.S. citizen status and date of birth of minor.

/ /TRUST: List trustee and trust title, including trust date, trust's Taxpayer
   ID number
/ /CORPORATION, ASSOCIATION, PARTNERSHIP: Include full name, Taxpayer ID number. / /FORTIS KEY PLAN: Include Social Security number.
/ /QUALIFIED PLAN: Include name of Plan and trustee, Plan's Taxpayer ID number. / / OTHER: _____________________________________________________________________
--------------------------------------------------
Owner (Individual, 1st Joint Tenant, Custodian, Trustee) (Please print)

------------------------------------------------------------------------
Owner (2nd Joint Tenant, Minor, Trust Name) (Please print)

------------------------------------------------------------------------
Additional information, if needed

------------------------------------------------------------------------
Street address

------------------------------------------------------------------------
City                                            State            Zip

------------------------------------------------------------------------
Social Security number (Taxpayer ID)

(     )
--------------------------------------------------
Daytime phone                       Date of birth
                                    (Uniform Gift/Transfer to Minors)
Date of Trust (if applicable) __________________________________________________

Are you a U.S. citizen?  / / Yes   / / No
If no, country of permanent residence __________________________________________

95749 (12/95)
________________________________________________________________________________
 2    TRANSFER ON DEATH
________________________________________________________________________________

Please indicate the Primary Beneficiary with "PB" after the beneficiary(ies) name(s). Indicate Contingent Beneficiary with "CB." Indicate Lineal Descendant Per Stirpes with "LDPS" if you want ownership to pass to the legal heirs of the primary beneficiary in the event a designated beneficiary dies before the account owner.
TOD IS ONLY AVAILABLE FOR INDIVIDUAL AND JOINT TENANTS (JTWROS) ACCOUNTS.

BENEFICIARY(IES):

Name _____________________________ SS# _________________________________________
Name _____________________________ SS# _________________________________________
Name _____________________________ SS# _________________________________________

________________________________________________________________________________
 3    INVESTMENT ACCOUNT
________________________________________________________________________________

A. PHONE ORDERS

Was order previously phoned in? If yes, date ___________________________________
Confirmation # ___________________________ Account # ___________________________
FOR PHONE ORDERS, CHECK MUST BE MADE PAYABLE TO FORTIS INVESTORS

B. MAIL-IN ORDERS

Check enclosed for $____________________________. (MADE PAYABLE TO FORTIS FUNDS)
                                                             MUST INDICATE CLASS

  1)  ----------  $   ----------                        A / / B / / C / / H / /
      Fund Name       Amount or %                      Class
  2)              $                                     A / / B / / C / / H / /
      ----------      ----------
      Fund Name       Amount or %                      Class
  3)              $                                     A / / B / / C / / H / /
      ----------      ----------
      Fund Name       Amount or %                      Class
  4)              $                                     A / / B / / C / / H / /
      ----------      ----------
      Fund Name       Amount or %                      Class
  5)              $                                     A / / B / / C / / H / /
      ----------      ----------
      Fund Name       Amount or %                      Class

________________________________________________________________________________
 4    EXEMPTION FROM SALES CHARGE
________________________________________________________________________________

CHECK IF APPLICABLE (for net asset value purchases):
/ / I am a member of one of the categories of persons listed under "Exemptions from Sales Charge" in the prospectus. I qualify for exemption from the sales charge because ____________________________________________________________.

/ / I was (within the past 60 days) the owner of a fixed annuity contract not deemed a security or a shareholder of an unrelated mutual fund with a front-end and/or deferred sales charge. I have attached the mutual fund/insurance check (or copy of the redemption confirmation/surrender form).

________________________________________________________________________________
 5    SIGNATURE & CERTIFICATION
________________________________________________________________________________

I HAVE RECEIVED AND READ EACH APPROPRIATE FUND PROSPECTUS AND UNDERSTAND THAT ITS TERMS ARE INCORPORATED BY REFERENCE INTO THIS APPLICATION. I AM OF LEGAL AGE AND LEGAL CAPACITY.

I understand that this application is subject to acceptance by Fortis Investors, Inc.

I certify, under penalties of perjury, that:

(1) The Social Security number or Taxpayer ID number provided is correct; and (cross out the following if not true)

(2) that the IRS has never notified me that I am subject to 31% backup withholding, or has notified me that I am no longer subject to such backup withholding.
Each person signing on behalf of any entity represents that his or her actions are authorized. It is agreed that all Fortis Funds, Fortis Investors, Fortis Advisers and their officers, directors, agents and employees will not be liable for any loss, liability, damage or expense for relying upon this application or any instruction believed genuine.

IF YOU ARE NOT SIGNING AS AN INDIVIDUAL, STATE YOUR TITLE OR CAPACITY (INCLUDE APPROPRIATE DOCUMENTS VERIFYING YOUR CAPACITY).
AUTHORIZED SIGNATURE(S)
X
--------------------------------------------------
     Owner, Custodian, Trustee                                  Date
X
--------------------------------------------------
     Joint Owner, Trustee                                       Date
________________________________________________________________________________
 6    DEALER/REPRESENTATIVE INFORMATION
________________________________________________________________________________

--------------------------------------------------
Representative's name (please print)

------------------------------------------------------------------------
Name of Broker/Dealer

------------------------------------------------------------------------
Branch Office address

------------------------------------------------------------------------
Representative's signature

                                    (     )
------------------------------------------------------------------------
Representative's number                 Representative's Phone Number

------------------------------------------------------------------------
AUTHORIZED SIGNATURE OF BROKER/DEALER
________________________________________________________________________________
 7    DISTRIBUTION OPTIONS
________________________________________________________________________________

If no option is selected, all distributions will be reinvested in the same Fortis fund(s) selected above. Please note that distributions can only be reinvested in the SAME CLASS.
/ / Reinvest dividends and capital gains
/ / Dividends in cash and reinvest capital gains (See Section 9 for payment options.)
/ / Dividends and capital gains in cash (See Section 9 for payment options.)
/ / Distributions into another Fortis fund (must be SAME CLASS).
    ____________________________________________________________________________
                Fund  Name                 Fund/Account #  (if existing account)
________________________________________________________________________________
 8    SYSTEMATIC EXCHANGE PROGRAM
________________________________________________________________________________

Fortis' Systematic Transfer Program allows you to transfer money from any Fortis fund, in which you have a current balance of at least $1,000, into any other Fortis fund (maximum of three), on a monthly basis. The minimum amount for each transfer is $50. Generally, transfers between funds must be within the SAME CLASS. See prospectus for details.

------------------------------------------------------------------------
Fund from which shares will be exchanged:             Effective Date

FUND(S) TO RECEIVE INVESTMENT(S):

--------------------------------------------------------------------------------
                  Fund                           Amount to invest monthly
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

________________________________________________________________________________
 9    WITHDRAWAL OPTIONS
________________________________________________________________________________

A. CASH DIVIDENDS

PLEASE SEND THE PAYMENT TO:

/ / My bank. (Please complete Bank Information in Section D next page.)

/ / My address of record.

B. SYSTEMATIC WITHDRAWAL PLAN
Please consult your financial or tax adviser before electing a Systematic Withdrawal Plan.

Please redeem shares from my Fortis ______________________________________ Fund, account number _______________________ in the amount of $______________________.

Effective Payment Date ____________________________  ___________________________
                         Month                                Day

FREQUENCY:    / / Monthly        DATE:    / / Semi-Annually
              / / Quarterly               / / Annually

PLEASE SEND THE PAYMENT TO:

/ / My bank. (Please complete Bank Information in Section D next page.)
/ / My address of record. (If bank option is not chosen, check will be processed on the 15th of every month.)

C. TELEPHONE OPTIONS

/ / TELEPHONE EXCHANGE. All exchanges must be into accounts having the identical registration-ownership. All authorized signatures listed in Section 5 (or your registered representative with shareholder consent) can make telephone transfers.
/ / TELEPHONE REDEMPTION ($25,000 LIMIT AND NOT AVAILABLE FOR QUALIFIED PLANS)
    If you have not changed your address in the past 60 days, you are eligible for this service. This option allows all authorized signatures in Section 5 (or your registered representative with shareholder consent) to redeem up to $25,000 from your Fortis account.

PLEASE SEND THE PAYMENT TO:

/ / My bank. (Please complete Bank Information in Section D next page.) / / My address of record.

(WITHDRAWAL OPTIONS, CONTINUED)

D. BANK INFORMATION

I request Fortis Financial Group (FFG) to pay sums due me by crediting my bank account in the form of electronic entries. This authorization will remain in effect until I notify FFG.

TYPE OF ACCOUNT:    / / Checking    / / Savings
Bank name ______________________________________________________________________
Address ________________________________________________________________________
City, State, Zip _______________________________________________________________
Name of bank account ___________________________________________________________
Bank account number ____________________________________________________________
Bank transit number ____________________________________________________________
Bank phone number ______________________________________________________________

ATTACH A VOIDED CHECK FROM YOUR BANK CHECKING ACCOUNT
________________________________________________________________________________
 10    REDUCED FRONT-END SALES CHARGES
________________________________________________________________________________

A. RIGHT OF ACCUMULATION

/ / I own shares of more than one fund in the Fortis Family of Funds, which may entitle me to a reduced sales charge.

--------------------------------------------------------------------------------
Name on account                           Account number

--------------------------------------------------------------------------------
Name on account                           Account number

--------------------------------------------------------------------------------
Name on account                           Account number

B. STATEMENT OF INTENT
I agree to invest $________ over a 13-month period beginning __________, 19__ (not more than 90 days prior to this application). I understand that an additional sales charge must be paid if I do not complete my purchase.
________________________________________________________________________________
 11    PRIVILEGED ACCOUNT SERVICE
________________________________________________________________________________

Fortis' Privileged Account Service systematically rebalances your funds back to your original specifications ($10,000 minimum per account). All funds must be
within the SAME CLASS.                     START DATE:__________________________

Frequency:          / / quarterly         / / semi-annually         / / annually

            Fund Selected          Percentage
              (up to 5)             (whole %)
1)    -------------------------  ---------------
2)    -------------------------  ---------------
3)    -------------------------  ---------------
4)    -------------------------  ---------------
5)    -------------------------  ---------------

________________________________________________________________________________
 12    SUITABILITY
________________________________________________________________________________

NOTE: Must be completed with each fund application unless you provide suitability information to your broker/dealer on a different form.
State In Which Application Was Signed ____________________________________

--------------------------------------------------------------------------------
Employer

--------------------------------------------------------------------------------
Business Address

--------------------------------------------------------------------------------
City, state, ZIP

--------------------------------------------------------------------------------
Occupation                                                        Age (optional)

Is customer associated with or employed by another
NASD member?    / / Yes      / / No

--------------------------------------------------------------------------------
Please mark one box under                                      ESTIMATED
ESTIMATED ANNUAL INCOME             ESTIMATED                     NET
and one box under                    ANNUAL                      WORTH
ESTIMATED NET WORTH                  INCOME                  (Exclusive of
                                  (All Sources)            Family Residence)

--------------------------------------------------------------------------------
under $10,000

--------------------------------------------------------------------------------
$10,000 - $25,000

--------------------------------------------------------------------------------
$25,000 - $50,000

--------------------------------------------------------------------------------
$50,000 - $100,000

--------------------------------------------------------------------------------
$100,000 - $500,000

--------------------------------------------------------------------------------
$500,000 - $1,000,000

--------------------------------------------------------------------------------
Over $1,000,000

--------------------------------------------------------------------------------
Declined

--------------------------------------------------------------------------------

Source of Funds
--------------------------------------------------------------------------------

ESTIMATED FEDERAL TAX BRACKET
/ / 15%       / / 28%      / / 31%      / / 36%      / / 39.6%      / / Declined

INVESTMENT OBJECTIVES

/ / Growth (long-term capital appreciation)

/ / Income (cash generating)

/ / Tax-free Income

/ / Diversification
/ / Other (please specify) _________________________________________

Did you use a Fortis Asset Allocation model? / / Yes / / No
________________________________________________________________________________
 13    SYSTEMATIC INVESTMENT PLAN
________________________________________________________________________________

Complete the Automated Clearing House (ACH) Authorization Agreement Form in the prospectus and attach a VOIDED check from your bank checking account. These plans may be established for as little as $25.
________________________________________________________________________________
 14    OTHER SPECIAL INSTRUCTIONS
________________________________________________________________________________

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                    FORTIS-Registered Trademark-
                FORTIS MUTUAL FUND                  Mail to:
          AUTOMATED CLEARING HOUSE (ACH)            FORTIS MUTUAL FUNDS
             AUTHORIZATION AGREEMENT                P.O. Box 64284
                                                    St. Paul, MN 55164

Please complete each section  below to establish ACH  capability to your  Fortis
Mutual   Fund  Account.  For  personal  service,  please  call  your  investment professional or Fortis at (800) 800-2638, Ext. 3012.

________________________________________________________________________________
 1    FORTIS ACCOUNT INFORMATION
________________________________________________________________________________

Account Registration:
________________________________________________________________________________
Owner (Individual, 1st Joint Tenant, Custodian, Trustee)
________________________________________________________________________________
Owner (2nd Joint Tenant, Minor, Trust Name)
________________________________________________________________________________
Additional Information, if needed
________________________________________________________________________________
Street address
________________________________________________________________________________
City                                               State            Zip
________________________________________________________________________________
Social Security number (Taxpayer I.D.)
Account # ______________________________________________________________________

                      Fund:                           Class:
  1)
        Fund Name                                 / / A   / / B   / / C   / / H
  2)
        Fund Name                                 / / A   / / B   / / C   / / H
  3)
        Fund Name                                 / / A   / / B   / / C   / / H
  4)
        Fund Name                                 / / A   / / B   / / C   / / H
  5)
        Fund Name                                 / / A   / / B   / / C   / / H

________________________________________________________________________________
 2    BANK/FINANCIAL INSTITUTION INFORMATION
________________________________________________________________________________

PLAN TYPE:          / / New Plan          / / Bank Change

ACCOUNT TYPE:       / / Checking          / / Savings
                      (must attach a        (must attach a
                      voided check)         deposit slip)

________________________________________________________________________________
Transit Number

________________________________________________________________________________
Bank Account Number

________________________________________________________________________________
Account Owner (if other than name of Depositor)

________________________________________________________________________________
Depositor's Daytime Phone Number

CLEARLY PRINT THE BANK/FINANCIAL INSTITUTION'S NAME AND ADDRESS BELOW:

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________
Signature of Depositor                                          Date

________________________________________________________________________________
Signature of Joint-Depositor                                    Date

________________________________________________________________________________
 3    SELECT OPTION
________________________________________________________________________________

I.    INVESTMENT OPTION(S)
      A.    / /   Invest via FORTIS INFORMATION LINE by
                  phone (minimum $25, maximum $10,000)
                  Please allow up to four business days for deposit
                  into Fortis Funds. Transactions after 3:00 p.m.
                  (CST) will be processed the following business
                  day.
                  *Not available on tax qualified accounts such as
                  IRA, SEP, SARSEP and Key plans.
      B.    / /   Systematic Investment Plan
                  / / New Plan
                  / / Change Plan
      I request Fortis Financial Group (FFG) to obtain payment of sums becoming due the company by charging my account in the form of electronic debit entries. I request and authorize the financial institution named to accept, honor and charge those entries to my account. Please allow 30 days for collected funds to be available in your Fortis account.
      Draft Date (1-26 only): ----------------------------

      Amount per Fund (Min. $25): ----------------------

      Beginning Draft Month: ----------------------------

II.   WITHDRAWAL OPTION(S)
      (Please consult your financial or tax adviser before electing a systematic withdrawal plan. For tax qualified accounts, additional forms are required for distribution.)
      A.    / /   Cash Dividends
      B.    / /   Redeem via FORTIS INFORMATION LINE by
                  phone (minimum $100, maximum $25,000)
                  Please allow up to four business days for
                  withdrawal to credit your bank account.
                  Transactions after 3:00 p.m. (CST) will be
                  processed the following business day.
                  *Not available on tax qualified accounts such as
                  IRA, SEP, SARSEP and Key plans.
      C.    / /   Systematic Withdrawal Plan
                  / / New Plan
                  / / Change Plan
      I request Fortis Financial Group (FFG) to pay sums due me by crediting my bank account in the form of electronic entries. I request and authorize the financial institution to accept, honor and credit those entries to my account.

      Withdrawal Date (1-26 only): -----------------------

      Amount per Fund (Min. $25): ----------------------

      Beginning Withdrawal Month: ----------------------

________________________________________________________________________________
 4    SIGNATURES
________________________________________________________________________________

Each person signing on behalf of any entity represents that his or her actions are authorized. It is agreed that all Fortis Funds, Fortis Investors, Fortis Advisers and their officers, directors, agents and employees will not be liable for any loss, liability, damage or expense for relying upon this application or any instruction believed genuine.

This authorization will remain in effect until I notify FFG. I hereby terminate any prior Authorization of FFG to initiate charges to this account. I understand that any returned item or redemption of the entire account may result in termination of my Automated Clearing House agreement. This authorization will become effective upon acceptance by FFG at its home office.

Authorized Signature(s)

X ______________________________________________________________________________
   Owner, Custodian, Trustee                                Date

X ______________________________________________________________________________
   Joint Owner, Trustee                                     Date

FORTIS-Registered Trademark-
FORTIS FINANCIAL GROUP
Fortis Advisers, Inc. (fund management since 1949)
Fortis Investors, Inc. (principal underwriter; (member SIPC)
P.O. Box 64284
St. Paul, MN 55164

(800) 800-2638

             Attach additional information if more space is needed.
98049 (7/95)

PROSPECTUS
MARCH 1, 1996

FORTIS U.S. GOVERNMENT SECURITIES FUND
FORTIS HIGH YIELD PORTFOLIO

98301 (REV. 3/96)

FORTIS-Registered Trademark-

FORTIS FINANCIAL GROUP
P.O. BOX 64284
ST. PAUL, MN 55164

                                                        BULK RATE
                                                       U.S. POSTAGE
                                                           PAID
                                                     PERMIT NO. 3794
                                                     MINNEAPOLIS, MN

                     FORTIS U.S. GOVERNMENT SECURITIES FUND
                         FORTIS HIGH YIELD PORTFOLIO

                      STATEMENT OF ADDITIONAL INFORMATION
                              DATED MARCH 1, 1996



      Fortis U.S. Government Securities Fund (the "Fund") is a portfolio of Fortis Income Portfolios, Inc. ("Fortis Income"). Fortis High Yield Portfolio is a portfolio of Fortis Advantage Portfolios, Inc. ("Fortis Advantage"). The U.S. Government Securities Fund and the High Yield Portfolio are collectively referred to as the "Funds". This Statement of Additional Information is NOT a prospectus, but should be read in conjunction with the Funds Prospectus dated March 1, 1996. A copy of that prospectus may be obtained from your broker-dealer or sales representative. The address of Fortis Investors, Inc. ("Investors") is P.O. Box 64284, St. Paul, Minnesota 55164. Telephone: (612) 738-4000. Toll Free 1-(800) 800-2638.

     No broker-dealer, sales representative, or other person has been authorized to give any information or to make any representations other than those contained in this Statement of Additional Information, and if given or made, such information or representations must not be relied upon as having been authorized by the Funds or Investors. This Statement of Additional Information does not constitute an offer or solicitation by anyone in any state in which such offer or solicitation is not authorized, or in which the person making such offer or solicitation is not qualified to do so, or to any person to whom it is unlawful to make such offer or solicitation.

                               TABLE OF CONTENTS


                                                                       PAGE
ORGANIZATION AND CLASSIFICATION  . . . . . . . . . . . . . . . . . . .  31
INVESTMENT OBJECTIVES AND POLICIES . . . . . . . . . . . . . . . . . .  31
        - U.S. Government Securities Fund  . . . . . . . . . . . . . .  31
        - High Yield Portfolio . . . . . . . . . . . . . . . . . . . .  33
        - Investment Practices Common to Both Funds  . . . . . . . . .  40
DIRECTORS AND EXECUTIVE OFFICERS . . . . . . . . . . . . . . . . . . .  42
INVESTMENT ADVISORY AND OTHER SERVICES . . . . . . . . . . . . . . . .  46
        - General. . . . . . . . . . . . . . . . . . . . . . . . . . .  46
        -  Control and Management of Advisers and Investors  . . . . .  47
        -  Investment Advisory and Management Agreement  . . . . . . .  49
PORTFOLIO TRANSACTIONS AND ALLOCATION OF BROKERAGE . . . . . . . . . .  51
CAPITAL STOCK  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  52
COMPUTATION OF NET ASSET VALUE AND PRICING . . . . . . . . . . . . . .  54
SPECIAL PURCHASE PLANS . . . . . . . . . . . . . . . . . . . . . . . .  54
        - Statement of Intention . . . . . . . . . . . . . . . . . . .  54
        - Tax Sheltered Retirement Plans . . . . . . . . . . . . . . .  56
        - Gifts or Transfers to Minor Children . . . . . . . . . . . .  57
        - Systematic Investment Plan . . . . . . . . . . . . . . . . .  57
        - Exchange Privilege . . . . . . . . . . . . . . . . . . . . .  57
        -  Reinvested Dividend/Capital Gains Distributions between
           Fortis Funds  . . . . . . . . . . . . . . . . . . . . . . .  57
        -  Purchases by Fortis Income Directors or Officers  . . . . .  57
        -  Purchases by Fortis, Inc. (or its Subsidiaries) or
           Associated Persons . . . . . . . . . . . . . . . . . . .  .  58
        -  Purchases by Representatives or Employees of Broker-Dealers. 58
        - Purchases by Certain Retirement Plans  . . . . . . . . . . .  58
        -  Purchases with Proceeds from Redemption of Unrelated
           Mutual Fund Shares or Surrender of Certain Fixed
           Annuity Contracts . . . . . . . . . . . . . . . . . . . . .  58
        -  Purchases by Employees of Certain Banks and Other
           Financial Services Firms. . . . . . . . . . . . . . . . . .  58
        -  Purchases by Commercial Banks Offering
           Self-Directed 401(k) Programs Containing both Pooled and
           Individual Investment Options . . . . . . . . . . . . . . .  58
        -  Purchases by Investment Advisers, Trust Companies, and
           Bank Trust Departments Exercising Discretionary Investment Authority or Using a Money Management/Mutual Fund "Wrap"
           Program . . . . . . . . . . . . . . . . . . . . . . . . . .  58
        -  Purchases by Certain Persons Associated with the
           Pathfinder Fund . . . . . . . . . . . . . . . . . . . . . .  58
        -  Purchases by Certain Carnegie Intermediate Government
           Series (of Carnegie Government Securities Trust) Accounts .  58
REDEMPTION . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  59
        - Systematic Withdrawal Plan . . . . . . . . . . . . . . . . .  59
        - Reinvestment Privilege . . . . . . . . . . . . . . . . . . .  59
TAXATION . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  60
UNDERWRITER  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  60
PLAN OF DISTRIBUTION . . . . . . . . . . . . . . . . . . . . . . . . .  61
PERFORMANCE  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  61
FINANCIAL STATEMENTS . . . . . . . . . . . . . . . . . . . . . . . . .  63
CUSTODIAN; COUNSEL; ACCOUNTANTS  . . . . . . . . . . . . . . . . . . .  77
LIMITATION OF DIRECTOR LIABILITY . . . . . . . . . . . . . . . . . . .  77
ADDITIONAL INFORMATION . . . . . . . . . . . . . . . . . . . . . . . .  77
APPENDIX . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  77

                        ORGANIZATION AND CLASSIFICATION

      Fortis Income was originally organized as a "non-series" investment company. On January 31, 1992, the Fund was reorganized as a "series" fund and its name was changed from AMEV U.S. Government Securities Fund, Inc. to Fortis Income Portfolios, Inc. ("Fortis Income"). The U.S. Government Securities Fund became a portfolio of Fortis Income. Fortis Advantage is made up of three separate portfolios (the "Portfolios"): Capital Appreciation Portfolio, High Yield Portfolio and Asset Allocation Portfolio. Fortis Income and Fortis Advantage may establish other portfolios, each corresponding to a distinct investment portfolio and a distinct series of their common stock.

     An investment company is an arrangement by which a number of persons invest in a company that in turn invests in securities of other companies. The Funds operate as "open-end" investment companies because they generally must redeem an investor's shares upon request. The Funds operate as "diversified" investment companies because they offer investors an opportunity to minimize the risk inherent in all investments in securities by spreading their investment over a number of companies in various industries. However, diversification cannot eliminate such risks.

                       INVESTMENT OBJECTIVES AND POLICIES

      Each Fund will operate as a "diversified" investment company as defined under the Investment Company Act of 1940 (the "1940 Act"), which means that it must meet the following requirements:

                     At least 75% of the value of its total assets will be represented by cash and cash items (including receivables), Government securities, securities of other investment companies, and other securities for the purposes of this calculation limited in respect of any one issuer to an amount not greater in value than 5% of the value of the total assets of the Fund and to not more than 10% of the outstanding voting securities of such issuer.

U.S. GOVERNMENT SECURITIES FUND

      The investment objective of the U.S. Government Securities Fund is to maximize total return (from current income and capital appreciation), while providing shareholders with a high level of current income consistent with prudent investment risk.

INVESTMENT RESTRICTIONS

     The following investment restrictions are deemed fundamental policies. They may be changed only by the vote of a "majority" of the Fund's outstanding shares, which as used in this Statement of Additional Information, means the lesser of (i) 67% of the Fund's outstanding shares present at a meeting of the holders if more than 50% of the outstanding shares are present in person or by proxy or (ii) more than 50% of the Fund's outstanding shares.

     The Fund will not:

      (1) Issue any senior securities (as defined in the Investment Company Act of 1940, as amended).

      (2) Borrow money, except from banks for temporary or emergency purposes in an amount not exceeding 5% of the value of its total assets.

      (3) Mortgage, pledge, or hypothecate its assets, except in an amount not exceeding 10% of the value of its total assets to secure temporary or emergency borrowing. In order to comply with certain state statutes or investment restrictions, the Fund will not, as a matter of operating policy, pledge, mortgage, or hypothecate its portfolio securities to the extent that at any time the percentage of pledged securities plus the sales load will exceed 10% of the offering price of the Fund's shares.

      (4) Act as an underwriter, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter under applicable laws.

     (5)  Purchase or sell real estate.

      (6)  Purchase or sell commodities or commodity contracts.

      (7) Invest 25% or more of the value of its total assets in the securities of issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to securities issued, guaranteed, insured, or collateralized by the United States Government or its agencies or instrumentalities.

      (8) Purchase or retain the securities of any issuer, if, to the Fund's knowledge, those officers or directors of the Fund or of its investment adviser who individually own beneficially more than 5% of the outstanding securities of such issuer, together owned beneficially more than 5% of such outstanding securities.

      (9) Make loans to other persons except for the entering into of repurchase agreements and except that the Fund may lend its portfolio securities if such loans are secured by collateral equal to at least the market value of the securities lent, provided that such collateral shall be limited to cash, securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, certificates of deposit or other high-grade, short-term obligations or interest-bearing cash equivalents, and provided further that such loans may not be made if as a result the aggregate of such loans would exceed fifty percent of the value of the Fund's total assets [excluding collateral securing such loans] taken at current value. The purchase of a portion of an issue of publicly distributed bonds, debentures, or other debt securities will not be considered the making of a loan. Fund assets may be invested in repurchase agreements in connection with interest bearing debt securities which may otherwise be purchased by the Fund, provided that the Fund will not enter into repurchase agreements if, as a result thereof, more than 10% of the Fund's total assets valued at the time of the transaction would be subject to repurchase agreements maturing in more than seven days.

      (10) Purchase securities on margin, except that it may obtain such short-term credits as may be necessary for the clearance of purchases or sales of securities.

      (11) Participate on a joint or a joint and several basis in any securities trading account.

      (12) Invest in puts, calls, or combinations thereof.

      (13) Make short sales, except for sales "against the box." While a short sale is made by selling a security the Fund does not own, a short sale is "against the box" to the extent that the Fund contemporaneously owns or has the right to obtain securities identical to those sold short at no added cost.

      (14) Purchase from or sell to any officer, director, or employee of the Fund, or its adviser or underwriter, or any of their officers or directors, any securities other than shares of the Fund's common stock.

      The following investment restrictions may be changed without shareholder approval.

      The Fund will not:

      (1) Invest more than 5% of the value of its total assets in securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization. (Although the Fund indirectly absorbs its prorata share of the other investment companies' expenses through the yield received on these securities, management believes the yield and liquidity features of these securities to, at times, be more beneficial to the Fund than other types of short-term securities and that the indirect absorption of these expenses has a de minimis effect on the Fund's return.)

      (2)  Invest more than 15% of its net assets in illiquid securities.

      (3) Invest, with respect to collateral obtained in lending portfolio securities, more than 35% of its total assets in short-term (one year or less) high-grade securities.

      (4) Invest more than 5% of the Fund's net assets in IOs, POs, inverse floaters, and accrual bonds at any one time, and no more than 10% of the net assets of the Fund will be invested in all such obligations at any one time.

     (5) Invest more than 20% of the Fund's net assets in when-issued, delayed delivery or forward commitment transactions without the intention of actually acquiring securities (i.e., dollar rolls).

      Pursuant to requirements of the Texas Securities Board, the Fund will not invest in oil, gas, and other mineral leases, nor more than 5% of its net assets, valued at the lower of cost or market, in warrants; nor, within such amount, invest more than 2% of such net assets in warrants not listed on the New York Stock Exchange or American Stock Exchange. Warrants attached to securities or acquired in units are excepted from the above limitations.

MORTGAGE-BACKED SECURITIES

      Consistent with the Fund's investment objective and policies set forth in the Prospectus, and the investment restrictions set forth below, the Fund may invest in certain types of mortgage-backed securities. One type of mortgage-backed security includes certificates which represent pools of mortgage loans assembled for sale to investors by various governmental organizations. These securities provide a monthly payment which consists of both interest and principal payment, which are in effect a "pass-through" of the monthly payments made by individual borrowers on their residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs which may be incurred. Some certificates (such as those issued by the Government National Mortgage Association) are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, regardless of whether the mortgagor actually makes the payment.

      A major governmental guarantor of pass-through certificates is the Government National Mortgage Association ("GNMA"). GNMA is authorized to guarantee, with the full faith and credit of the United States Government, the timely payments of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of FHA-insured or VA-guaranteed mortgages.

      Other governmental (but not backed by the full faith and credit of the United States Government) guarantors include the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). FNMA purchases residential mortgages from a list of approved seller/servicers which include state and Federally-chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the United States Government. FHLMC issues Participation Certificates ("PCs") which represent interests in mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal but PCs are not backed by the full faith and credit of the United States Government.

      If mortgage interest rates decrease, the value of the Fund's securities generally will increase, however it is anticipated that the average life of the mortgages in the pool will decrease-as borrowers refinance and prepay mortgages in order to take advantage of lower rates. The proceeds to the Fund from such prepayments will have to be invested at the then prevailing lower interest rates. On the other hand, if interest rates increase, the value of the Fund's securities generally will decrease, while it is anticipated that borrowers will not refinance and therefore the average life of the mortgages in the pool will be longer.

HIGH YIELD PORTFOLIO

INVESTMENT OBJECTIVE


The investment objective of High Yield Portfolio is maximum current income by investing primarily in high-yielding, fixed-income securities which, in the opinion of the Portfolio's investment adviser, do not subject High Yield Portfolio to unreasonable investment risk. The Portfolio invests primarily in high-yield, high-risk securities and therefore may not be suitable for all investors.

INVESTMENT RESTRICTIONS

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

      Certain investment restrictions are fundamental to the operation of the Portfolio and may not be changed except with the approval of the holders of a majority of the outstanding shares of the Portfolio. For this purpose, "majority of the outstanding voting securities" means the lesser of (i) 67% of the outstanding shares of the Portfolio present at the meeting of shareholders if more than 50% of the outstanding shares of the Portfolio are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Portfolio.

      As a result of these fundamental investment restrictions, except as set forth below, the Portfolio will not:

      1. Purchase securities on margin or otherwise borrow money or issue senior securities, except that the Portfolio, in accordance with its investment objectives and policies, may purchase securities on a when-issued and delayed delivery basis, within the limitations set forth in the Prospectus and Statement of Additional Information. The Portfolio may also obtain such short-term credit as it needs for the clearance of securities transactions, and may borrow from a bank, for the account of the Portfolio, as a temporary measure to facilitate redemptions (but not for leveraging or investment) an amount that does not exceed 10% of the value of the Portfolio's total assets. Investment securities will not be purchased for the Portfolio while outstanding bank borrowings exceed 5% of the value of the Portfolio's total assets.

      2. Mortgage, pledge or hypothecate its assets, except in an amount not exceeding 10% of the value of its total assets to secure temporary or emergency borrowing.

      3. Invest in commodities or commodity contracts, other than for hedging purposes only.

      4. Act as an underwriter of securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, Fortis Advantage may be deemed an underwriter under applicable laws.

      5. Participate on a joint or a joint and several basis in any securities trading account.

      6. Invest in real estate, except the Portfolio may invest in securities issued by companies owning real estate or interests therein.

      7. Make loans to other persons. Repurchase agreements, the lending of securities and the acquiring of debt securities in accordance with the Prospectus and Statement of Additional Information are not considered to be "loans" for this purpose.

      8.    Concentrate its investments in any particular industry, except  that
(i) it may invest up to 25% of the value of its total assets in any particular industry, and (ii) there is no limitation with respect to investments in obligations issued or guaranteed by the United States Government or its agencies and instrumentalities, or obligations of domestic commercial banks. As to utility companies, gas, electric, water and telephone companies will be considered as separate industries. As to finance companies, the following categories will be considered as separate industries: (a) captive automobile finance, such as General Motors Acceptance Corp. and Ford Motor Credit Corp.;
(b) captive equipment finance companies, such as Honeywell Finance Corporation and General Electric Credit Corp.; (c) captive retail finance companies, such as Macy Credit Corp. and Sears Roebuck Acceptance Corp.; (d) consumer loan companies, such as Beneficial Finance Corporation and Household Finance Corporation; (e) diversified finance companies such as CIT Financial Corp., Commercial Credit Corporation and Borg Warner Acceptance Corp.; and (f) captive oil finance companies, such as Shell Credit, Inc., Mobil Oil Credit Corp. and Texaco Financial Services, Inc.

      9. Purchase from or sell to any officer, director, or employee of Fortis Advantage, or its adviser or underwriter, or any of their officers or directors, any securities other than shares of Fortis Advantage's common stock.

      10. Make short sales, except for sales "against the box." While a short sale is made by selling a security the Portfolio does not own, a short sale is "against the box" to the extent that the Portfolio contemporaneously owns or has the right to obtain securities identical to those sold short at no added cost.

      The following investment restrictions may be changed by the Board of Directors of Fortis Advantage (the "Board of Directors") without shareholder approval. The Portfolio, unless otherwise noted, will not:

      1. Invest more than 5% of the value of its total assets in securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization. (Due to restrictions imposed by the California Department of Corporations, the Portfolio does not currently invest in other investment companies.)

      2. Invest in a company for the purposes of exercising control or management.

      3. Buy or sell foreign exchange, except as incidental to the purchase or sale of permissible foreign investments.

      4. Invest in interests (including partnership interests or leases) in oil, gas, or other mineral exploration or development programs, except it may purchase or sell securities issued by corporations engaging in oil, gas, or other mineral exploration or development business.

      5. Purchase or retain the securities of any issuer if those officers and directors of Fortis Advantage or its investment adviser owning (including beneficial ownership) individually more than 1/2 of 1% of the securities of such issuer together own (including beneficial ownership) more than 5% of the securities of such issuer.

      6. Invest more than 5% of its total assets in companies which have been in business for less than three years (except that a company will be deemed to have been in business for more than three years if such company is the subsidiary of another company which has been in business for more than three years).

      7. Invest more than 15% of its net assets in all forms of illiquid investments, as determined pursuant to applicable Securities and Exchange Commission rules and interpretations. (Securities that have been determined to be liquid by the Board of Directors of Fortis Advantage or Advisers subject to the oversight of such Board of Directors will not be subject to this limitation.)

      8. Invest more than 5% of its total assets in warrants, nor invest more than 2% of its total assets in warrants not traded on the New York Stock Exchange or the American Stock Exchange.

      9.   Invest in real estate limited partnership interests.

      10. Invest more than 20% of its net assets in when-issued, delayed delivery or forward commitment transactions, and of such 20%, no more than one-half (I.E., 10% of its net assets) may be invested in when-issued, delayed delivery or forward commitment transactions without the intention of actually acquiring securities (I.E., dollar rolls).

MORTGAGE-RELATED SECURITIES

      Consistent with the investment objectives and policies of High Yield Portfolio, as set forth in the Prospectus, and the investment restrictions set forth below, the Portfolio may invest in certain types of mortgage-related securities. One type of mortgage-related security includes certificates which represent pools of mortgage loans assembled for sale to investors by various governmental and private organizations. These securities provide a monthly payment, which consists of both an interest and a principal payment, which is in effect a "pass-through" of the monthly payment made by each individual borrower on his or her residential mortgage loan, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying residential property, refinancing, or foreclosure, net of fees or costs which may be incurred. Some certificates (such as those issued by the Government National Mortgage Association) are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, regardless of whether the mortgagor actually makes the payment.

      A major governmental guarantor of pass-through certificates is the Government National Mortgage Association ("GNMA"). GNMA guarantees, with the full faith and credit of the United States government, the timely payments of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks, and mortgage bankers) and backed by pools of FHA-insured or VA-guaranteed mortgages. Other governmental guarantors (but not backed by the full faith and credit of the United States Government) include the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). FNMA purchases residential mortgages from a list of approved seller/servicers
                                      35
which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks, credit unions, and mortgage bankers.

           (i) GNMA CERTIFICATES. Certificates of the GNMA ("GNMA Certificates") evidence an undivided interest in a pool of mortgage loans. GNMA Certificates differ from bonds in that principal is paid back monthly as payments of principal, including prepayments, on the mortgages in the underlying pool are passed through to holders of the GNMA Certificates representing interests in the pool, rather than returned in a lump sum at maturity.

           (ii) GNMA GUARANTEE. The National Housing Act authorizes GNMA to guarantee the timely payment of principal and interest on securities backed by a pool of mortgages insured by the Federal Housing Administration ("FHA") or the Farmers' Home Administration ("FmHA"), or guaranteed by the Veterans Administration ("VA"). GNMA is also empowered to borrow without limitation from the U.S. Treasury, if necessary, to make any payments required under its guarantee.

           (iii) LIFE OF GNMA CERTIFICATES. The average life of a GNMA Certificate is likely to be substantially less than the stated maturity of the mortgages underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return of the greater part of principal investment long before the maturity of the mortgages in the pool. Foreclosures impose no risk of loss of the principal balance of a Certificate, because of the GNMA guarantee, but foreclosure may impact the yield to shareholders because of the need to reinvest proceeds of foreclosure.

           As prepayment rates of individual mortgage pools vary widely, it is not possible to predict accurately the average life of a particular issue of GNMA Certificates. However, statistics published by the FHA indicate that the average life of single family dwelling mortgages with 25 to 30-year maturities, the type of mortgages backing the vast majority of GNMA Certificates, is approximately 12 years. Prepayments are likely to increase in periods of falling interest rates. It is customary to treat GNMA Certificates as 30-year mortgage-backed securities which prepay fully in the twelfth year.

           (iv) YIELD CHARACTERISTICS OF GNMA CERTIFICATES. The coupon rate of interest of GNMA Certificates is lower than the interest rate paid on the VA-guaranteed or FHA-insured mortgages underlying the certificates, by the amount of the fees paid to GNMA and the issuer.

           The coupon rate by itself, however, does not indicate the yield which will be earned on GNMA Certificates. First, GNMA Certificates may be issued at a premium or discount, rather than at par, and, after issuance, GNMA Certificates may trade in the secondary market at a premium or discount. Second, interest is earned monthly, rather than semi-annually as with traditional bonds; monthly compounding raises the effective yield earned. Finally, the actual yield of a GNMA Certificate is influenced by the prepayment experience of the mortgage pool underlying it. For example, if interest rates decline, prepayments may occur faster than had been originally projected and the yield to maturity and the investment income of the High Yield Portfolio would be reduced.

           (v) FHLMC SECURITIES. "FHLMC" is a federally chartered corporation created in 1970 through enactment of Title III of the Emergency Home Finance Act of 1970. Its purpose is to promote development of a nationwide secondary market in conventional residential mortgages.

           The  FHLMC  issues  two  types of mortgage  pass-through  securities, mortgage participation certificates ("PCs") and guaranteed mortgage certificates ("GMCs"). PCs resemble GNMA Certificates in that each PC represents a pro rata share of all interest and principal payments made or owed on the underlying pool. The FHLMC guarantees timely payment of interest on PCs and the ultimate payment of principal. Like GNMA Certificates, PCs are assumed to be prepaid fully in their twelfth year.

           GMCs also represent a pro rata interest in a pool of mortgages. However, these instruments pay interest semi-annually and return principal once a year in guaranteed minimum payments. The expected average life of these securities is approximately ten years.

           (vi) FNMA SECURITIES. "FNMA" is a federally chartered and privately owned corporation which was established in 1938 to create a secondary market in mortgages insured by the FHA. It was originally established as a government agency and was transformed into a private corporation in 1968.

           FNMA issues guaranteed mortgage pass-through certificates ("FNMA Certificates"). FNMA Certificates resemble GNMA Certificates in that each FNMA Certificate represents a pro rata share of all interest and principal payments made or owed on the underlying pool. FNMA guarantees timely payment of interest on FNMA certificates and the full return of principal. Like GNMA Certificates, FNMA Certificates are assumed to be prepaid fully in their twelfth year.

     Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers, and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may in addition be the originators of the underlying mortgage loans as well as the guarantors of the pass-through certificates. Pools created by such non-governmental issuers generally offer a higher rate of interest than governmental pools because there are no direct or indirect governmental guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool, and hazard insurance. The insurance and guarantees are issued by government entities, private insurers, and the mortgage poolers.

      Fortis Advantage expects that governmental or private entities may create mortgage loan pools offering pass-through investments in addition to those described above. As new types of pass-through securities are developed and offered to investors, Advisers may, consistent with High Yield Portfolio's investment objectives, policies, and restrictions, consider making investments in such new types of securities.

      Other types of mortgage-related securities include debt securities which are secured, directly or indirectly, by mortgages on commercial real estate or residential rental properties, or by first liens on residential manufactured homes (as defined in section 603(6) of the National Manufactured Housing Construction and Safety Standards Act of 1974), whether such manufactured homes are considered real or personal property under the laws of the states in which they are located.

      Securities in this investment category include, among others, standard mortgage-backed bonds and newer collateralized mortgage obligations (CMO's). Mortgage-backed bonds are secured by pools of mortgages, but, unlike pass-through securities, payments to bondholders are not determined by payments on the mortgages. The bonds consist of a single class, with interest payable periodically and principal payable on the stated date of maturity. CMO's have characteristics of both pass-through securities and mortgage-backed bonds. CMO's are secured by pools of mortgages, typically in the form of "guaranteed" pass-through certificates such as GNMA, FNMA, or FHLMC securities. The payments on the collateral securities determine the payments to the bondholders, but there is not a direct "pass-through" of payments. CMO's are structured into multiple classes, each bearing a different date of maturity. Monthly payments of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longest maturity classes receive principal only after the shorter maturity classes have been retired.

      CMO's are issued by entities that operate under orders from the Securities and Exchange Commission (the SEC) exempting such issuers from the provisions of the Investment Company Act of 1940 (the 1940 Act). Until recently, the staff of the SEC had taken the position that such issuers were investment companies and that, accordingly, an investment by an investment company (such as the Portfolios) in the securities of such issuers was subject to limitations imposed by Section 12 of the 1940 Act. However, in reliance on a recent SEC staff interpretation, the Portfolios may invest in securities issued by certain "exempted issuers" without regard to the limitations of Section 12 of the 1940 Act. In its interpretation, the SEC staff defined "exempted issuers" as unmanaged, fixed asset issuers that (a) invest primarily in mortgage-backed securities, (b) do not issue redeemable securities as defined in
Section 2(a)(32) of the 1940 Act, (c) operate under general exemptive orders exempting them from "all provisions of the [1940] Act" and (d) are not registered or regulated under the 1940 Act as investment companies.

      Investments in mortgage-related securities involve certain risks. In periods of declining interest rates, prices of fixed income securities tend to rise. However, during such periods, the rate of prepayment of mortgages underlying mortgage-related securities tends to increase, with the result that such prepayments must be reinvested by the issuer at lower rates. In addition, the value of such securities may fluctuate in response to the market's perception of the creditworthiness of the issuers of mortgage-related securities owned by High Yield Portfolio. Because investments in mortgage-related securities are interest sensitive, the ability of the issuer to reinvest favorably in underlying mortgages may be limited by government regulation or tax policy. For example, action by the Board of Governors of the Federal Reserve System to limit the growth of the nation's money supply may cause interest rates to rise and thereby reduce the volume of new residential mortgages. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantees and/or insurance, there is no assurance that private guarantors or insurers will be able to meet their obligations.

FOREIGN SECURITIES

     High Yield Portfolio may invest up to 10% of its total assets in securities of foreign governments and companies. Investing in foreign securities may result in greater risk than that incurred by investing in domestic securities. The obligations of foreign issuers may be affected by political or economic instabilities. Financial information published by foreign companies may be less reliable or complete than information disclosed by domestic companies pursuant to United States Government securities laws, and may not have been prepared in accordance with generally accepted accounting principles. Fluctuations in exchange rates may affect the value of foreign securities not denominated in United States currency.

OPTIONS

      As provided below, the High Yield Portfolio may enter into transactions in options on a variety of instruments and indexes, in order to protect against declines in the value of portfolio securities or increases in the costs of securities to be acquired and in order to increase the gross income of the Portfolio. The types of instruments to be purchased and sold are further described in the Appendix of this Statement of Additional Information, which should be read in conjunction with the following sections.

 OPTIONS ON SECURITIES. The Portfolio may write (sell) covered call and secured put options and purchase call and put options only on debt securities . Where the Portfolio writes an option which expires unexercised or is closed out by the Portfolio at a profit, it will retain all or a portion of the premium received for the option, which will increase its gross income and will offset in part the reduced value of the Portfolio security underlying the option, or the increased cost of portfolio securities to be acquired. In contrast, however, if the price of the underlying security moves adversely to the Portfolio's position, the option may be exercised and the Portfolio will be required to purchase or sell the underlying security at a disadvantageous price, which may only be partially offset by the amount of the premium, if at all. The Portfolio may also write combinations of put and call options on the same security, known as "straddles." Such transactions can generate additional premium income but also present increased risk.

      The Portfolio may also purchase put or call options in anticipation of market fluctuations which may adversely affect the value of its portfolio or the prices of securities that the Portfolio wants to purchase at a later date. In the event that the expected market fluctuations occur, the Portfolio may be able to offset the resulting adverse effect on its Portfolio, in whole or in part, through the options purchased. The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by the Portfolio upon exercise or liquidation of the option, and, unless the price of the underlying security changes sufficiently, the option may expire without value to the Portfolio.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

  FUTURES CONTRACTS. High Yield Portfolio may enter into interest rate futures contracts for hedging purposes. The Portfolio may also enter into foreign currency futures contracts. (Unless otherwise specified, interest rate futures contracts and foreign currency futures contracts are collectively referred to as "Futures Contracts.")

      Interest rate and foreign currency futures contracts are purchased or sold to attempt to hedge against the effects of interest or exchange rate changes on the Portfolio's current or intended investments in fixed income or foreign securities. In the event that an anticipated decrease in the value of portfolio securities occurs as a result of a general stock market decline, a general increase in interest rates, or a decline in the dollar value of foreign currencies in which portfolio securities are denominated, the adverse effects of such changes may be offset, in whole or in part, by gains on the sale of Futures Contracts. Conversely, the increased cost of portfolio securities to be acquired, caused by a general rise in the stock market, a general decline in interest rates, or a rise in the dollar value of foreign currencies, may be offset, in whole or in part, by gains on Futures Contracts purchased by the Portfolio. The Portfolio will incur brokerage fees when it purchases and sells Futures Contracts, and it will be required to make and maintain margin deposits.

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

  OPTIONS ON FUTURES CONTRACTS. High Yield Portfolio may purchase and write options to buy or sell interest rate futures contracts. In addition, the Portfolio may purchase and write options on foreign currency futures contracts. (Unless otherwise specified, options on interest rate futures contracts and options on foreign currency futures contracts are collectively referred to as "Options on Futures Contracts.") Such investment strategies will be used as a hedge and not for speculation.

     Put and call options on Futures Contracts may be traded by the Portfolio in order to protect against declines in the values of portfolio securities or against increases in the cost of securities to be acquired. Purchases of options on Futures Contracts may present less risk in hedging the portfolios of the Portfolio than the purchase or sale of the underlying Futures Contracts since the potential loss is limited to the amount of the premium plus related transaction costs. The writing of such options, however, does not present less risk than the trading of futures contracts and will constitute only a partial hedge, up to the amount of the premium received, and, if an option is exercised, the Portfolio may suffer a loss on the transaction.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

      The High Yield Portfolio may enter into contracts for the purchase or sale of a specific currency at a future date at a price set at the time of the contract (a "Currency Contract"). The Portfolio will enter into Currency Contracts for hedging purposes only, in a manner similar to the Portfolio's use of foreign currency futures contracts. These transactions will include forward purchases or sales of foreign currencies for the purpose of protecting the dollar value of securities denominated in a foreign currency or protecting the dollar equivalent of interest or dividends to be paid on such securities. By entering into such transactions, however, the Portfolio may be required to forego the benefits of advantageous changes in exchange rates. Currency Contracts are traded over-the-counter, and not on organized commodities or securities exchanges. As a result, such contracts operate in a manner distinct from exchange-traded instruments, and their use involves certain risks beyond those associated with transactions in the futures and option contracts described above.

  OPTIONS ON FOREIGN CURRENCIES. The Portfolio may purchase and write put and call options on foreign currencies for the purpose of protecting against declines in the dollar value of foreign portfolio securities and against increases in the dollar cost of foreign securities to be acquired. As in the case of other types of options, however, the writing of an option on foreign currency will constitute only a partial hedge, up to the amount of the premium received, and a portfolio could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against fluctuations in exchange rates, although, in the event of rate movements adverse to the Portfolio's position, it may forfeit the entire amount of the premium plus related transaction costs. As in the case of Currency Contracts, certain options on foreign currencies are traded over-the-counter and involve risks which may not be present in the case of exchange-traded instruments.

RISKS OF TRANSACTIONS IN OPTIONS, FUTURES CONTRACTS, AND FORWARD CONTRACTS

      Although the High Yield Portfolio will enter into transaction in Futures Contracts, Options on Futures Contracts, Currency Contracts, and certain options solely for hedging purposes, their use does involve certain risks. For example, a lack of correlation between the index or instrument underlying an option or Futures Contract and the assets being hedged, or unexpected adverse price movements, could render the Portfolio's hedging strategy unsuccessful and could result in losses. The Portfolio also may enter into transactions in options on securities and indexes of securities for other than hedging purposes, which involves greater risk. In addition, there can be no assurance that a liquid secondary market will exist for any contract purchased or sold, and a Portfolio may be required to maintain a position until exercise or expiration, which could result in losses.

      Transactions in options, Futures Contracts, Options on Futures Contracts, and Currency Contracts may be entered into on United States exchanges regulated by the SEC or the Commodity Futures Trading Commission (the "CFTC"), as well as in the over-the-counter market and on foreign exchanges. In addition, the securities underlying options and Futures Contracts traded by the Portfolio may include domestic as well as foreign securities. Investors should recognize that transactions involving foreign securities or foreign currencies, and transactions entered into in foreign countries, may involve considerations and risks not typically associated with investing in U.S. markets. See "Investment Objectives and Policies; Risk Considerations-High Yield Portfolio-Foreign Securities" in the Prospectus.

REGULATORY RESTRICTIONS

      To the extent required to comply with Securities and Exchange Commission Release No. 10666, when purchasing a futures contract, writing a put option, or entering into a delayed delivery purchase, the High Yield Portfolio will maintain in a segregated account cash or liquid high-grade securities equal to the value of such contracts.

      To the extent required to comply with Commodity Futures Trading Commission Regulation 4.5 and thereby avoid "commodity pool operator" status, the Portfolio will not enter into a futures contract or purchase an option thereon if immediately thereafter the initial margin deposits for futures contracts held by the Portfolio, plus premiums paid by it for open options on futures (less the amount by which the value of the underlying futures contract exceeds the exercise price at the time of purchase), would exceed 5% of the Portfolio's total assets. The Portfolio will not engage in transactions in financial futures contracts or options thereon for speculation, but only to attempt to hedge against changes in market conditions affecting the values of securities which the Portfolio holds or intends to purchase. When futures contracts or options thereon are purchased to protect against a price increase on securities intended to be purchased later, it is anticipated that at least 75% of such intended purchases will be completed. When other futures contracts or options thereon are purchased, the underlying value of such contracts will at all times not exceed the sum of: (1) accrued profit on such contracts held by the broker; (2) cash or high quality money market instruments set aside in an identifiable manner; and
(3) cash proceeds from investments due in 30 days.

BORROWING MONEY

     The High Yield Portfolio may borrow money from banks as a temporary measure to facilitate redemptions. As a fundamental policy, however, borrowings may not exceed 10% of the value of the Portfolio's total assets and no additional investment securities may be purchased by a Portfolio while outstanding bank borrowings exceed 5% of the value of the Portfolio's total assets. Interest paid on borrowings will not be available for investment.

VARIABLE AMOUNT MASTER DEMAND NOTES

      Variable amount master demand notes are short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. They allow the investment of fluctuating amounts by the High Yield Portfolio at varying market rates of interest pursuant to arrangements between the Portfolio and a financial institution which has lent money to a borrower. Variable amount master demand notes permit a series of short-term borrowings under a single note. Both the lender and the borrower have the right to reduce the amount of outstanding indebtedness at any time. Such notes provide that the interest rate on the amount outstanding varies on a daily basis depending upon a stated short-term interest rate barometer. Advisers will monitor the creditworthiness of the borrower throughout the term of the variable master demand note. It is not generally contemplated that such instruments will be traded and there is no secondary market for the notes. Typically, agreements relating to such notes provide that the lender shall not sell or otherwise transfer the note without the borrower's consent. Thus, variable amount master demand notes may under certain circumstances be deemed illiquid assets. However, such notes will not be considered illiquid where the Portfolio has a "same day withdrawal option," I.E., where it has the unconditional right to demand and receive payment in full of the principal amount then outstanding together with interest to the date of payment.


                 INVESTMENT PRACTICES COMMON TO BOTH FUNDS

PORTFOLIO TURNOVER

      The portfolio turnover rate for a Portfolio is calculated by dividing the lesser of purchases or sales by such Portfolio of investment securities for the particular fiscal year by the monthly average value of investment securities owned by the Portfolio during the same fiscal year. "Investment securities," for purposes of this calculation, only include securities with a maturity date more than twelve months from the date of investment. A 100% portfolio turnover rate would occur, for example, if the lesser of the value of purchases or sales of investment securities for a particular year were equal to the average monthly value of the investment securities owned during such year. The U.S. Government Securities Fund's portfolio turnover rates for the fiscal year ended July 31, 1995 and the seven-month fiscal period ended July 31, 1994, were 76% and 85%, respectively. Portfolio turnover rates for the fiscal years ended October 31, 1995 and 1994 were 101% and 63% for High Yield Portfolio.

REPURCHASE AGREEMENTS

      A repurchase agreement is an instrument under which securities are purchased from a bank or securities dealer with an agreement by the seller to repurchase the securities at a mutually agreed upon date, interest rate, and price. Generally, repurchase agreements are of short duration-usually less than a week, but on occasion for longer periods. The High Yield Portfolio will limit its investment in repurchase agreements with a maturity of more than seven days to 15% of its net assets. The U.S. Government Securities Fund's limit on such investments is 10%.

      In investing in repurchase agreements, the Portfolio's risk is limited to the ability of such bank or securities dealer to pay the agreed upon amount at the maturity of the repurchase agreement. In the opinion of management, such risk is not material; if the other party defaults, the underlying security constitutes collateral for the obligation to pay-although the Portfolio may incur certain delays in obtaining direct ownership of the collateral, plus costs in liquidating the collateral. In the event a bank or securities dealer defaults on the repurchase agreement, management believes that, barring extraordinary circumstances, the Portfolio will be entitled to sell the underlying securities or otherwise receive adequate protection (as defined in the federal Bankruptcy
Code) for its interest in such securities. To the extent that proceeds from any sale upon a default were less than the repurchase price, however, the Portfolio could suffer a loss. If the Portfolio owns underlying securities following a default on the repurchase agreement, the Portfolio will be subject to risk associated with changes in the market value of such securities. The Portfolios' custodian will hold the securities underlying any repurchase agreement or such securities may be part of the Federal Reserve Book Entry System. The market value of the collateral underlying the repurchase agreement will be determined on each business day. If at any time the market value of the collateral falls below the repurchase price of the repurchase agreement (including any accrued interest), the Portfolio will promptly receive additional collateral (so the total collateral is in an amount at least equal to the repurchase price plus accrued interest).

ILLIQUID SECURITIES

      The Funds may invest in illiquid securities, including "restricted" securities. (A restricted security is one which was originally sold in a private placement and was not registered with the Commission under the Securities Act of 1933 [the "1933 Act"] and which is not free to be resold unless it is registered with the Commission or its sale is exempt from registration.) However, the Funds will not invest more than 15% of the value of its net assets in illiquid securities, as determined pursuant to applicable Commission rules and interpretations.

      The staff of the Securities and Exchange Commission has taken the position that the liquidity of securities in the portfolio of a fund offering redeemable securities is a question of fact for a board of directors of such a fund to determine, based upon a consideration by such board of the readily available trading markets and a review of any contractual restrictions. The SEC staff also acknowledges that, while such a board retains ultimate responsibility, it may delegate this function to the fund's investment adviser.

      The Board of Directors of Fortis Income and Fortis Advantage have adopted procedures to determine the liquidity of certain securities, including commercial paper issued pursuant to the private placement exemption of
Section 4(2) of the 1933 Act and securities that are eligible for resale to qualified institutional buyers pursuant to Rule 144A under the 1933 Act. Under these procedures, factors taken into account in determining the liquidity of a security include (a) the frequency of trades and quotes for the security,
(b) the number of dealers willing to purchase or sell the security and the number of other potential purchasers, (c) dealer undertakings to make a market in the security, and (d) the nature of the security and the nature of the marketplace trades (E.G., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Section 4(2) commercial paper or a Rule 144A security that when purchased enjoyed a fair degree of marketability may subsequently become illiquid, thereby adversely affecting the liquidity of the Funds.

      Illiquid securities may offer a higher yield than securities that are more readily marketable. The sale of illiquid securities, however, often requires more time and results in higher brokerage charges or dealer discounts or other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. The Funds may also be restricted in its ability to sell such securities at a time when it is advisable to do so. Illiquid securities often sell at a price lower than similar securities that are not subject to restrictions on resale.

     Any investment policy or restriction which involves a maximum percentage of securities or assets except those dealing with borrowing and illiquid securities, shall not be considered to be violated unless an excess over the percentage occurs immediately after an acquisition of securities or utilization of assets and results therefrom.

                        DIRECTORS AND EXECUTIVE OFFICERS

      The names, addresses, principal occupations, and other affiliations of directors and executive officers of Fortis Income and Fortis Advantage are given below:

   Name & Address              Age   Position with                Principal Occupation and Affiliations with
  ---------------              ---     the Fund                 "affiliated persons" or Investors (past 5 years)
                                     -------------              ------------------------------------------------
Richard W. Cutting             64   Director                 Certified public accountant and
137 Chapin Parkway                                           financial consultant.
Buffalo, New York

Allen R. Freedman*             56   Director                 Chairman, Chief Executive Officer
One Chase Manhattan Plaza                                    and President of Fortis, Inc.; a
New York, New York                                           Managing Director of Fortis
                                                             International, N. V.

Dr. Robert M. Gavin            55   Director                 President, Macalester College.
1600 Grand Avenue
St. Paul, Minnesota

Benjamin S. Jaffray            66   Director                 Chairman of the Sheffield Group,
4040 IDS Center                                              Ltd., a financial consulting group.
Minneapolis, Minnesota

Jean L. King                   51   Director                 President, Communi-King, a
12 Evergreen Lane                                            communications consulting firm.
St. Paul, Minnesota

Dean C. Kopperud*              43   President and            Chief Executive Officer  and a
500 Bielenberg Drive                Director                 Director of Fortis Advisors, Inc.
Woodbury, Minnesota                                          ("Advisers"), President and a
                                                             Director of Fortis Investors, Inc.
                                                             ("Investors"), and Senior Vice
                                                             President and a Director of Fortis
                                                             Benefits Insurance Company and Time
                                                             Insurance Company.

Edward M. Mahoney              66   Director                 Retired; prior to December, 1994,
2760 Pheasant Road                                           Chairman and Chief Executive Officer
Excelsior, Minnesota                                         and a Director of Advisers and
                                                             Investors, Senior Vice President and
                                                             a Director of Fortis Benefits
                                                             Insurance Company, and Senior Vice
                                                             President of Time Insurance Company.

Robb L. Prince                 54   Director                 Retired; prior to July, 1995, Vice
5108 Duggan Plaza                                            President and Treasurer, Jostens,
Edina, Minnesota                                             Inc., a producer of products and
                                                             services for the youth, education,
                                                             sports award, and recognition markets.

Leonard J. Santow              60   Director                 Principal, Griggs & Santow,
75 Wall Street                                               Incorporated, economic and financial
21st Floor                                                   consultants.
New York, New York

                                      42

Joseph M. Wikler               55   Director                 Investment consultant and private
12520 Davan Drive                                            investor; prior to January, 1994,
Silver Spring, Maryland                                      Director of Research, Chief
                                                             Investment Officer, Principal, and a
                                                             Director, The Rothschild Co.,
                                                             Baltimore, Maryland. The Rothschild
                                                             Co. is an investment advisory firm.

Gary N. Yalen                  53   Vice President           President and Chief Investment
One Chase Manhattan Plaza                                    Officer of Advisers (since August,
New York, New York                                           1995) and Fortis Asset Management, a
                                                             division of Fortis, Inc., New York,
                                                             NY, and Senior Vice President,
                                                             Investments, Fortis, Inc.

Howard G. Hudson               58   Vice President           Executive Vice President of Advisers
One Chase Manhattan Plaza                                    (since August, 1995) and Senior Vice
New York, New York                                           President, Fixed Income, Fortis
                                                             Asset Management; prior to February,
                                                             1991, Senior Vice President,
                                                             Fairfield Research, New Canaan, CT.

Stephen M. Poling              64   Vice President           Executive Vice President and
5500 Wayzata Boulevard                                       Director of Advisers and Investors.
Golden Valley, Minnesota

Fred Obser                     57   Vice President           Senior Vice President of Advisers
One Chase Manhattan Plaza                                    (since August, 1995) and Senior Vice
New York, New York                                           President, Equities, Fortis Asset Management.

Dennis M. Ott                  49  Vice President            Senior Vice President of Advisers
5500 Wayzata Boulevard                                       and Investors.
Golden Valley, Minnesota

James S. Byrd                  45  Vice President            Vice President of Advisers and
5500 Wayzata Boulevard                                       Investors; prior to March, 1991,
Golden Valley, Minnesota                                     Senior Vice President, Templeton
                                                             Investment Counsel, Inc., Fort
                                                             Lauderdale, Florida.

Nicholas L. M. dePeyster       29  Vice President            Vice President of Advisers (since
One Chase Manhattan Plaza                                    August, 1995) and Vice President,
New York, New York                                           Equities, Fortis Asset Management;
                                                             prior to July, 1991, Research
                                                             Associate, Smith Barney, Inc., New York, NY.

Charles J. Dudley              36  Vice President            Vice President of Advisers and
One Chase Manhattan Plaza                                    Fortis Asset Management; prior to
New York, New York                                           August, 1995, Senior Vice President,
                                                             Sun America Asset Management, Los
                                                             Angeles, CA.

Maroun M. Hayek                48  Vice President            Vice President of Advisers (since
One Chase Manhattan Plaza                                    August, 1995) and Vice President,
New York, New York                                           Fixed Income, Fortis Asset
                                                             Management.

Robert C. Lindberg             43  Vice President            Vice President of Advisers and
One Chase Manhattan Plaza                                    Investors; prior to July, 1993, Vice
New York, New York                                           President, Portfolio Manager, and
                                                             Chief Securities Trader, COMERICA,
                                                             Inc., Detroit, Michigan. COMERCA,
                                                             Inc. is a bank.

                                      43

Kevin J. Michels               44   Vice President           Vice President of Advisers (since
One Chase Manhattan Plaza                                    August, 1995) and Vice President,
New York, New York                                           Administration, Fortis Asset Management.

Stephen M. Rickert             53   Vice President           Vice President of Advisers (since
One Chase Manhattan Plaza                                    August, 1995) and Corporate Bond
New York, New York                                           Analyst, Fortis Asset Management;
                                                             from August, 1993 to April, 1994,
                                                             Corporate Bond Analyst, Dillon,
                                                             Read & Co., Inc., New York, NY;
                                                             prior to June, 1992, Corporate Bond
                                                             Analyst, Western Asset Management,
                                                             Los Angeles, CA.

Keith R. Thomson               58   Vice President           Vice President of Advisers and
5500 Wayzata Boulevard                                       Investors.
Golden Valley, Minnesota

Christopher J. Woods           36   Vice President           Vice President of Advisers (since
One Chase Manhattan Plaza                                    August, 1995) and Vice President,
New York, New York                                           Fixed Income, Fortis Asset
                                                             Management; prior to November, 1992,
                                                             Head of Fixed Income, The Police and
                                                             Firemen's Disability and Pension
                                                             Fund of Ohio, Columbus, OH.

Robert W. Beltz, Jr.           46   Vice President           Vice President-Mutual Fund
500 Bielenberg Drive                                         Operations of Advisers and
Woodbury, Minnesota                                          Investors.

Thomas D. Gualdoni             47   Vice President           Vice President of Advisers,
500 Bielenberg Drive                                         Investors, and Fortis Benefits
Woodbury, Minnesota                                          Insurance Company.

Larry A. Medin                 46   Vice President           Senior Vice President-Sales of
500 Bielenberg Drive                                         Advisers and Investors; from August
Woodbury, Minnesota                                          1992 to November 1994, Senior Vice
                                                             President, Western Divisional
                                                             Officer of Colonial Investment
                                                             Services, Inc., Boston,
                                                             Massachusetts; from June 1991 to
                                                             August 1992, Regional Vice
                                                             President, Western Divisional
                                                             Officer of Alliance Capital
                                                             Management, New York, New York;
                                                             prior to June 1991, Senior Vice
                                                             President, National Sales Director,
                                                             Met Life State Street Investment
                                                             Services, Inc.

Jon H. Nicholson               46   Vice President           Vice President-Marketing and Product
500 Bielenberg Drive                                         Development of Fortis Benefits
Woodbury, Minnesota                                          Insurance Company.

David A. Peterson              53   Vice President           Vice President and Assistant General
500 Bielenberg Drive                                         Counsel, Fortis Benefits Insurance
Woodbury, Minnesota                                          Company.

Richard P. Roche               44   Vice President           Vice President of Advisers and
500 Bielenberg Drive                                         Investors; prior to August, 1995,
Woodbury, Minnesota                                          President of Prospecting By
                                                             Seminars, Inc., Guttenberg, NJ.

                                      44

Anthony J. Rotondi             51   Vice President           Senior Vice President of Advisers;
500 Bielenberg Drive                                         from January, 1993 to August, 1995,
Woodbury, Minnesota                                          Senior Vice President, Operations,
                                                             Fortis Benefits Insurance Company;
                                                             prior to January, 1993, Senior Vice
                                                             President, Information Technology,
                                                             Fortis, Inc.

Rhonda J. Schwartz             38   Vice President           Senior Vice President and General
500 Bielenberg Drive                                         Counsel of Advisers and Investors;
Woodbury, Minnesota                                          Senior Vice President and General
                                                             Counsel, Life and Investment
                                                             Products, Fortis Benefits Insurance
                                                             Company and Vice President and
                                                             General Counsel, Life and Investment
                                                             Products, Time Insurance Company;
                                                             from 1993 to January 1996, Vice
                                                             President, General Counsel, Fortis,
                                                             Inc.; prior to 1993, Attorney,
                                                             Norris, McLaughlin & Marcus,
                                                             Washington, D.C.

Michael J. Radmer              50   Secretary                Partner, Dorsey & Whitney, L.L.P.,
220 South Sixth Street                                       the Fund's General Counsel.
Minneapolis, Minnesota

Tamara L. Fagely               37   Treasurer                Second Vice President of Advisers
500 Bielenberg Drive                                         and Investors.
Woodbury, Minnesota

___________________

  * Mr. Kopperud is an "interested person" (as defined under the 1940 Act) of Fortis Income, Fortis Advantage, Advisers, and Investors primarily because he is an officer and director of each. Mr. Freedman is an "interested person" of Fortis Income, Advisers, and Investors because he is Chairman, Chief Executive Officer and President of Fortis, Inc. ("Fortis"), the parent company of Advisers and indirect parent company of Investors, and a Managing Director of Fortis International, N. V., the parent company of Fortis.

___________________

      The following table sets forth the aggregate compensation received by each director during the fiscal year ended July 31, 1995 for Fortis Income and October 31, 1995 for Fortis Advantage, as well as the total compensation received by each director from the Funds and all other open-end investment companies managed by Advisers during the fiscal year ended October 31, 1995. Neither Mr. Freedman, who is an officer of the parent company of Advisers, nor Mr. Kopperud, who is an officer of Advisers and Investors, received any such compensation and they are not included in the table. No executive officer of the Funds received compensation from the Funds during the fiscal year ended October 31, 1995.

                        Aggregate                            Pension or
                        Compensation   Aggregate             Retirement Benefits   Estimated         Total Compensation
                        from  Fortis   Compensation from     Accrued as Part of    Annual Benefits   from Fund Complex
Director                Income         Fortis  Advantage(3)  Company Expenses      Upon Retirement   Paid to Director(1)
------------------------------------------------------------------------------------------------------------------------
Richard  W.  Cutting      $4,900           $3,100                   _                    _                $32,300
Dr.   Robert  M.  Gavin   $4,700           $2,900                   -                    -                $30,100
Benjamin  S. Jaffray      $4,900           $3,100                   -                    -                $32,300
Jean   L.  King           $5,000           $3,200                   -                    -                $33,400
Edward   M.  Mahoney      $3,650           $2,300                   -                    -                $23,950
Thomas  R.  Pellett (2)   $4,900           $3,100                   -                    -                $32,300
Robb  L.  Prince          $4,800           $3,000                   -                    -                $31,200
Leonard  J.  Santow       $4,792           $2,990                   -                    -                $31,100
Joseph  M.  Wikler        $4,900           $3,100                   -                    -                $32,300

________________________

(1) Includes aggregate compensation paid by the Funds and all 9 Other Fortis Funds paid to the director.
(2) Mr. Pellett resigned as a director of the Fortis Funds effective December 7, 1995.
(3) The compensation paid by Fortis Advantage covers three separate portfolios, including High Yield Portfolio.

      As of October 31, 1995, the directors and executive officers beneficially owned less than 1% of the outstanding shares of either. Directors Gavin, Jaffray, Kopperud, Mahoney and Prince are members of the Executive Committee of the Board of Directors. While the Executive Committee is authorized to act in the intervals between regular board meetings with full capacity and authority of the full Board of Directors, except as limited by law, it is expected that the Committee will act only infrequently.


                        INVESTMENT ADVISORY AND OTHER
                                   SERVICES

GENERAL

      Fortis Advisers, Inc. ("Advisers") has been the investment adviser and manager of each Fund since inception. Investors acts as the Fund's underwriter. Both act as such pursuant to written agreements periodically approved by the directors or shareholders of each Fund. The address of both is that of the Funds.

      As of January 31, 1996, Advisers managed thirty investment company portfolios with combined net assets of approximately $ 4,196,467,000, and one private account with net assets of approximately $ 17,544,000. Fortis Financial Group also has approximately $1.9 billion in insurance reserves. As of the same date, the investment company portfolios had an aggregate of 230,794 shareholders, including 29,785 shareholders of the U.S. Government Securities Fund and 12,208 shareholders of High Yield Portfolio.

      During the fiscal year ended July 31, 1995, the seven-month fiscal period ended July 31, 1994, and the fiscal year ended December 31, 1993, Advisers received $3,576,719, $2,444,873, and $4,405,583, respectively, as its compensation for acting as the investment adviser and manager of the U.S. Government Securities Fund. However, for such periods, Advisers reimbursed such Fund $84,896, $58,157, and $71,866 pursuant to the expense reimbursement agreement then in effect, resulting in a net fee of $3,491,823, $2,386,716, and $4,333,717, respectively. Investors received $802,986, $1,465,992, and $5,071,141 during these same periods for underwriting such Fund's shares, out of which commissions of sales representatives and allowances to dealers approximating $665,203, $1,221,615, and $4,290,352, were paid by Investors.

     During the fiscal year ended July 31, 1995, Investors received $23,151 from the U.S. Government Securities Fund pursuant to the Plan of Distribution (see "Plan of Distribution"). Investors paid $278,793 to broker-dealers and registered representatives. In addition to such amount paid, Advisers and Investors together spent $140,061 on activities related to the distribution of the Fund's shares.

During the past three fiscal years ended October 31, 1995, 1994 and 1993, the High Yield Portfolio paid to Advisers advisory and management fees of $874,371, $685,802, and $450,524 for the High Yield Portfolio.

      Investors received $815,079, $1,332,078 and $827,899 for the High Yield Portfolio during the fiscal years ended October 31, 1995, 1994, and 1993, respectively, for underwriting the Portfolios' shares, out of which allowances to dealers and representatives totaling approximately $625,940, $1,120,285, and $696,024 for the High Yield Portfolio, respectively, were paid.

     During the fiscal year ended October 31, 1995, Investors received, $494,706 from the High Yield Portfolio, pursuant to the Plan of Distribution (see "Plan of Distribution"). Of these amounts, Investors paid $1,695,835 for the High Yield Portfolio, respectively, to broker-dealers and registered representatives. In addition to such amounts paid, Advisers and Investors together spent $526,351 for the High Yield Portfolio, respectively, on activities related to the distribution of the Portfolios' shares.

CONTROL AND MANAGEMENT OF ADVISERS AND INVESTORS

      Fortis owns 100% of the outstanding voting securities of Advisers, and Advisers owns all of the outstanding voting securities of Investors.

      Fortis, located in New York, New York, is a wholly owned subsidiary of Fortis International, N.V., which has approximately $100 billion in assets worldwide and is in turn an indirect wholly owned subsidiary of AMEV/VSB 1990 N.V. ("AMEV/VSB 1990").

      AMEV/VSB 1990 is a corporation organized under the laws of The Netherlands to serve as the holding company for all U.S. operations and is owned 50% by Fortis AMEV and 50% by Fortis AG. AMEV/VSB 1990 owns a group of companies active in insurance, banking and financial services, and real estate development in The Netherlands, the United States, Western Europe, Australia, and New Zealand.

      Fortis AMEV is a diversified financial services company headquartered in Utrecht, The Netherlands, where its insurance operations began in 1847. Fortis AG is a diversified financial services company headquartered in Brussels, Belgium, where its insurance operations began in 1824. Fortis AMEV and Fortis AG own a group of companies (of which AMEV/VSB 1990 is one) active in insurance, banking and financial services, and real estate development in The Netherlands, Belgium, the United States, Western Europe, and the Pacific Rim.

      Dean C. Kopperud is Chief Executive Officer of Advisers and President of Investors; Gary N. Yalen is President and Chief Investment Officer of Advisers; James S. Byrd and Stephen M. Poling are Executive Vice Presidents of Advisers and Investors; Howard G. Hudson is Executive Vice President of Advisers; Debra
L. Foss, Larry A. Medin, Jon H. Nicholson, Dennis M. Ott and Anthony J. Rotondi are Senior Vice Presidents of Advisers and Investors; Rhonda J. Schwartz is Senior Vice President, General Counsel, and Secretary of Advisers and Investors; Fred Obser is Senior Vice President of Advisers; Robert W. Beltz, Jr., Thomas
D.  Gualdoni, Robert C. Lindberg, Jon H. Nicholson, Richard P. Roche, and  Ketih
R. Thomson are Vice Presdients of Advisers and Investors; Nicholas L. M. De Peyster, Charles J. Dudley, Maroun H. Hayek; Kevin J. Michels, Stephen M. Rickert, and Christopher J. Woods are Vice Presdients of Advisers; John E. Hite is 2nd Vice President and Assistant Secretary of Advisers and Investors; Carol
M. Houghtby is 2nd Vice President and Treasurer of Advisers and Investors; Tamara L. Fagely, Barbara W. Kirby and Deborah K. Kramer are 2nd Vice Presidents of Advisers and Investors; David C. Greenzang is Money Market Portfolio Officer of Advisers; Michael D. O'Connor is Qualified Plan Officer of Advisers and Investors; Barbara J. Wolf is Trading Officer of Advisers; Scott R. Plummer is Assistant Secretary of Advisers and Investors; Joanne M. Herron is Assistant Treasurer of Advisers and Investors and Sharon R. Jibben is Assistant Secretary of Advisers.

     Messrs. Kopperud, Yalen, and Poling are the Directors of Advisers.

     All of the above persons reside or have offices in the Minneapolis/St. Paul area, except Messrs. Yalen, Hudson, De Peyster, Dudley, Hayek, Lindberg, Michels, Obser, and Woods, who all are located in New York City.


INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT

      Advisers acts as investment adviser and manager of the U.S. Government Securities Fund under an Investment Advisory and Management Agreement (the "Agreement") dated April 2, 1993, which became effective the same date following shareholder approval on April 1, 1993; and acts as investment adviser and manager of the High Yield Portfolio under an Investment Advisory and Management Agreement dated January 31, 1992, which became effective January 31, 1992, following shareholder approval on January 28, 1992 (hereafter collectively "the Agreements"). The Agreements were last approved by the Board of Directors (including a majority of the directors who are not parties to the contract, or interested persons of any such party) on December 7, 1995. The Agreements will terminate automatically in the event of its assignment. In addition, the
Agreements are terminable at any time, without penalty, by the Board of Directors or, with respect to any particular portfolio, by vote of a majority of the outstanding voting securities of the applicable portfolio, on not more than 60 days' written notice to Advisers, and by Advisers on 60 days' notice to the Funds. Unless sooner terminated, the Agreements shall continue in effect for more than two years after their execution only so long as such continuance is specifically approved at least annually by either the Board of Directors or, with respect to any particular portfolio, by vote of a majority of the outstanding voting securities of the applicable portfolio, provided that in either event such continuance is also approved by the vote of a majority of the directors who are not parties to such Agreements, or interested persons of such parties, cast in person at a meeting called for the purpose of voting on such approval.

      The Agreements provide for an investment advisory and management fee calculated as described in the following table. As you can see from the table, this fee decreases (as a percentage of Fund net assets) as the Funds grow. As of January 31, 1996, the U.S. Government Securities Fund had net assets of approximately $472,863,000 and the High Yield Portfolio had net assets of approximately $156,210,000.


                                                                  ANNUAL
                                                                INVESTMENT
                                                                 ADVISORY
                                                               AND MANAGEMENT
                                     AVERAGE NET ASSETS             FEE
                                     ------------------        --------------
                  U.S.
                  Government       For the first $50,000,000        .8%
                  Securities Fund  For assets over $50,000,000      .7%

                  High Yield       For the first $50,000,000        .8%
                  Portfolio        For assets over $50,000,000      .7%



      The Agreements requires the Funds to pay all their expenses which are not assumed by Advisers and/or Investors. These Fund expenses include, by way of example, but not by way of limitation, the fees and expenses of directors and officers of the Funds who are not "affiliated persons" of Advisers, interest expenses, taxes, brokerage fees and commissions, fees and expenses of registering and qualifying the Funds and their shares for distribution under Federal and state securities laws, expenses of preparing prospectuses and of printing and distributing prospectuses annually to existing shareholders, custodian charges, auditing and legal expenses, insurance expenses, association membership dues, and the expense of reports to shareholders, shareholders' meetings, and proxy solicitations.

     Advisers bears the costs of acting as the Funds' transfer agent, registrar, and dividend agent. Advisers or Investors also shall bear all promotional expenses in connection with the distribution of the Funds' shares, including paying for prospectuses and shareholder reports for new shareholders, and the costs of sales literature.

      Pursuant to an undertaking given to the State of California, Advisers has agreed to reimburse the Funds monthly for any amount by which the Funds' aggregate annual expenses, exclusive of taxes, brokerage commissions, and interest on borrowing exceeds 21/2% on the first $30,000,000 of average net assets, 2% on the next $70,000,000, and 11/2% on the balance. Pursuant to an additional undertaking given to the State of California, Advisers has agreed to limit aggregate annual expenses charged to the Fund to 1.5% of the first $30,000,000 of its average net assets and 1% of its remaining average net assets with respect to any period that the Fund invests in other open-end investment companies. Advisers reserves the right to agree to lesser expense limitations from time to time. In the fiscal year ended July 31, 1995, Advisers was not required to make any reimbursement to the Fund pursuant to these limitations.

      From June 1, 1993 until June 1, 1995, Advisers limited expenses (exclusive of 12b-1 fees, interest, taxes, brokerage commissions, and non-recurring or extraordinary charges and expenses) to .77% of the U.S. Government Securities Fund's average net assets.

      Under the Agreement, Advisers, as investment adviser to the Funds, has the sole authority and responsibility to make and execute investment decisions for the Fund within the framework of the Funds' investment policies, subject to review by the Board of Directors. Advisers also furnishes the Funds with all required management services, facilities, equipment, and personnel.

      Although investment decisions for the Funds are made independently from those of the other funds or private accounts managed by Advisers, sometimes the same security is suitable for more than one fund or account. If and when two or more funds or accounts simultaneously purchase or sell the same security, the transactions will be allocated as to price and amount in accordance with arrangements equitable to each fund or account. The simultaneous purchase or sale of the same securities by the Fund and other funds or accounts may have a detrimental effect on the Funds, as this may affect the price paid or received by the Funds or the size of the position obtainable by the Funds.

      Advisers reserves the right, but shall not be obligated, to institute voluntary expense reimbursement programs which, if instituted, shall be in such amounts and based on such terms and conditions as Advisers, in its sole and absolute discretion, determines. Furthermore, Advisers reserves the absolute right to discontinue any of such reimbursement programs at any time without notice to the applicable Fund.

      Expenses that relate exclusively to a particular Portfolio of Advantage Portfolios, such as custodian charges and registration fees for shares, are charged to that Portfolio. Other expenses of Fortis Advantage are allocated pro rata among the Portfolios in an equitable manner as determined by officers of Fortis Advantage under the supervision of the Board of Directors, usually on the basis of net assets or number of accounts.


               PORTFOLIO TRANSACTIONS AND ALLOCATION OF BROKERAGE

U.S. GOVERNMENT SECURITIES FUND

     As the Fund's portfolio is exclusively composed of debt, rather than equity securities, most of the Fund's portfolio transactions are effected with dealers without the payment of brokerage commissions, but at net prices which usually include a spread or markup. In effecting such portfolio transactions on behalf of the Fund, Advisers seeks the most favorable net price consistent with the best execution. However, frequently Advisers selects a dealer to effect a particular transaction without contacting all dealers who might be able to effect such transaction, because of the volatility of the bond market and the desire of Advisers to accept a particular price for a security because the price offered by the dealer meets its guidelines for profit, yield, or both.

      Decisions with respect to placement of the Fund's portfolio transactions are made by its investment adviser. The primary consideration in making these decisions is efficiency in the execution of orders and obtaining the most favorable net prices for the applicable Fund. When consistent with these objectives, business may be placed with broker-dealers who furnish investment research services to Advisers. Such research services include advice, both directly and in writing, as to the value of securities; the advisability of investing in, purchasing, or selling securities; and the availability of securities, or purchasers or sellers of securities; as well as analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts. This allows Advisers to supplement its own investment research activities and enables Advisers to obtain the views and information of individuals and research staffs of many different securities firms prior to making investment decisions for the Fund. To the extent portfolio transactions are effected with broker-dealers who furnish research services to Advisers, Advisers receives a benefit, not capable of evaluation in dollar amounts, without providing any direct monetary benefit to the Fund from these transactions. Advisers believes that most research services obtained by it generally benefits several or all of the investment companies and private accounts which it manages, as opposed to solely benefiting one specific managed fund or account. Normally, research services obtained through managed funds or accounts investing in common stocks would primarily benefit those funds or accounts managed by Advisers which invest in common stock; similarly, services obtained from transactions in fixed income securities would normally be of greater benefit to the managed funds or accounts which invest in debt securities.

      Advisers has not entered into any formal or informal agreements with any broker-dealers, nor does it maintain any "formula" which must be followed in connection with the placement of Fund portfolio transactions in exchange for research services provided Advisers, except as noted below. However, Advisers does maintain an informal list of broker-dealers, which is used from time to time as a general guide in the placement of Fund business, in order to encourage certain broker-dealers to provide Advisers with research services which Advisers anticipates will be useful to it. Because the list is merely a general guide, which is to be used only after the primary criterion for the selection of broker-dealers (discussed above) has been met, substantial deviations from the list are permissible and may be expected to occur. Advisers will authorize the Fund to pay an amount of commission for effecting a securities transaction in excess of the amount of commission another broker-dealer would have charged only if Advisers determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or Advisers' overall responsibilities with respect to the accounts as to which Advisers exercises investment discretion. Generally, the Fund pays higher commissions than the lowest rates available.

      During the fiscal year ended July 31, 1995, fixed income securities transactions having an aggregate dollar value of approximately $798,222,000 (excluding short-term securities) were traded at net prices including a spread or markup; during the same period, the Fund paid no brokerage commissions to brokers involved in the purchase and sale of securities for the Fund's portfolio.

      The Fund will not effect any brokerage transactions in its portfolio securities with any broker-dealer affiliated directly or indirectly with Advisers, unless such transactions, including the frequency thereof, the receipt of commissions payable in connection therewith, and the selection of the affiliated broker-dealer effecting such transactions are not unfair or unreasonable to the shareholders of the Fund. No commissions were paid to any affiliate of Advisers during the fiscal year ended July 31, 1995, the seven-month fiscal period ended July 31, 1994, or the fiscal year ended December 31, 1993.

      During the fiscal year ended July 31, 1995, the Fund did not acquire the securities of any of its regular brokers or dealers or the parent of those brokers or dealers that derive more than fifteen percent of their gross revenue from securities-related activities.

HIGH YIELD PORTFOLIO

     The High Yield Portfolio will not normally incur any brokerage commissions. Fixed income securities, as well as equity securities traded in the over-the-counter market, are generally traded on a "net" basis with dealers acting as principals for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. Certain of these securities may also be purchased directly from an issuer, in which case neither commissions nor discounts are paid. For High Yield Portfolio, and transactions having an aggregate dollar value of approximately $267,393,000, respectively (excluding short-term securities), were traded at net prices including a spread or markup during the fiscal year ended October 31, 1995. During the fiscal years ended October 31, 1995, 1994, and 1993, transactions in equity securities having an aggregate dollar value of approximately $1,821,750, $80,000, and $136,000, respectively for High Yield Portfolio. For the fiscal year ended October 31, 1995, High Yield Portfolio's commissions totaled $3,813, amounting to 0% of average net assets and resulting in an average commission rate of .2%.

      Advisers selects and (where applicable) negotiates commissions with the broker-dealers who execute the transactions for the Portfolio. The primary
criterion  for  the  selection  of  a  broker-dealer  is  the  ability  of   the
broker-dealer, in the opinion of Advisers, to secure prompt execution of the transactions on favorable terms, including the reasonableness of the commission and considering the state of the market at the time. When consistent with these objectives, business may be placed with broker-dealers who furnish investment research or services to Advisers. Such research or services include advice, both directly and in writing, as to the value of securities; the advisability of investing in, purchasing or selling securities; and the availability of securities, or purchasers or sellers of securities; as well as analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts. This allows Advisers to supplement its own investment research activities and enables Advisers to obtain the views and information of individuals and research staffs of many different securities firms prior to making investment decisions for the Portfolio. To the extent portfolio transactions are effected with broker-dealers who furnish research services to Advisers, Advisers receives a benefit, not capable of evaluation in dollar amounts, without providing any direct monetary benefit to the Portfolio from these transactions. Advisers believes that most research services obtained by it generally benefit several or all of the investment companies and private accounts which it manages, as opposed to solely benefiting one specific managed fund or account. Normally, research services obtained through managed funds or accounts investing in common stocks would primarily benefit the managed funds or accounts which invest in common stock; similarly, services obtained from transactions in fixed income securities would normally be of greater benefit to the managed funds or accounts which invest in debt securities.

      Advisers has not entered into any formal or informal agreements with any broker-dealers, nor does it maintain any "formula" which must be followed in connection with the placement of portfolio transactions in exchange for research services provided Advisers, except as noted below. However, Advisers does maintain an informal list of broker-dealers, which is used from time to time as a general guide in the placement of High Yield Portfolio business, in order to encourage certain broker-dealers to provide

Advisers with research services which Advisers anticipates will be useful to it. Because the list is merely a general guide, which is to be used only after the primary criterion for the selection of broker-dealers (discussed above) has been met, substantial deviations from the list are permissible and may be expected to occur. Advisers will authorize High Yield Portfolio to pay an amount of commission for effecting a securities transaction in excess of the amount of commission another broker-dealer would have charged only if Advisers determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or Advisers' overall responsibilities with respect to the accounts as to which it exercises investment discretion. Generally, the Portfolio pays higher
commissions  than  the  lowest   rates available.

      High Yield Portfolio paid $3,813 in commissions (in connection with transactions having an aggregate value of approximately $1,821,750) during the fiscal year ended October 31, 1995. Of this amount, virtually all was paid to broker-dealers who furnished investment research to Advisers, as outlined above.

      High Yield Portfolio will not effect any brokerage transactions in its portfolio securities with any broker-dealer affiliated directly or indirectly with Advisers, unless such transactions, including the frequency thereof, the receipt of commissions payable in connection therewith, and the selection of the affiliated broker-dealer effecting such transactions are not unfair or unreasonable to the shareholders of the Portfolios. No commissions were paid to any affiliate of Advisers during the fiscal years ended October 31, 1995, 1994, and 1993.

       High   Yield  Portfolio's  acquisitions  during  the  fiscal  year  ended
October 31, 1995, of securities of its regular brokers or dealers or of the parent of those brokers or dealers that derive more than fifteen percent of their gross revenue from securities-related activities is presented below:

                                           Value of Securities
              Name of Issuer           Owned at end of fiscal year
              FIRST BANK (N.A.)        ---------------------------
                                               $4,240,000


                                 CAPITAL STOCK

      Each Funds' shares have a par value of $.01 per share and equal rights to share in dividends and assets. The shares possess no preemptive or conversion rights.

      On February 22, 1996, the U.S. Government Securities Fund had 50,548,910 shares outstanding. On that date, no person owned of record or, to the Fund's knowledge, beneficially as much as 5% of the outstanding shares of the Fund, except as follows:

Class A:  Amalgamated Bank of NY C/F TWU-NYC
          Private Bus Lines Pension Fund, P.O. Box 370, Cooper Station, NY, NY 10003-12%

          Amalgamated Bank of NY C/F NYC Council & Hotel
          Association of NYC, P.O. Box 370, Cooper Station, NY, NY 10003-9%

Class E:  Fortis Holdings Profit Sharing Trust
          Marshall & Ilsley Trust Co. Trustee
          770 N. Water Street, Milwaukee, WI 53202-3509 - 5%

Class B:  Mark D. Kayne, M.D.
          FBO:  Mark D. Kayne Profit Sharing Plan
          23928 Lyons Avenue, Suite 110, Newhall, CA 91321-2454 - 5%

Class C:  Sherri L. Killion Trustee
          FBO Killion Family Trust
          2710 66th Street, Lubbuck, TX 79413-5326 - 12%

          Josephine R. Carlson
          Debra J. Beyer - POA
          P.O. Box 141, Springfield, MN 56087-0141 - 6%

      On  February 22,  1996,  High Yield Portfolio had  20,483,330  outstanding shares. On that date, no person owned of record or, to Fortis Advantage's knowledge, beneficially as much as 5% of the outstanding shares of any Class of any Portfolio.

 The Funds currently offer their shares in multiple classes, each with different sales arrangements and bearing different expenses. Under the Funds' Articles of Incorporation, the Boards of Directors are authorized to create new portfolios or classes without the approval of the shareholders of the applicable Fund. Each share will have a pro rata interest in the assets of the Fund portfolios to which the shares of that series relates, and will have no interest in the assets of any other Fund portfolio. In the event of liquidation, each share of a Fund would have the same rights to dividends and assets as every other share of that Fund, except that, in the case of a series with more than one class of shares, such distributions will be adjusted to appropriately reflect any charges and expenses borne by each individual class. Each Fund's Board of Directors is also authorized to create new classes without shareholder approval.

  None of the Funds are required under Minnesota law to hold annual or periodically scheduled regular meetings of shareholders. Minnesota corporation law provides for the Board of Directors to convene shareholder meetings when it deems appropriate. In addition, if a regular meeting of shareholders has not been held during the immediately preceding fifteen months, a shareholder or shareholders holding three percent or more of the voting shares may demand a regular meeting of shareholders by written notice of demand given to the chief executive officer or the chief financial officer. Within ninety days after receipt of the demand, a regular meeting of shareholders must be held at the Funds' expense. Additionally, the 1940 Act requires shareholder votes for all amendments to fundamental investment policies and restrictions and for all investment advisory contracts and amendments thereto.

  Cumulative voting is not authorized. This means that the holders of more than 50% of the shares voting for the election of directors can elect 100% of the directors if they choose to do so, and in such event the holders of the remaining shares will be unable to elect any directors.


                   COMPUTATION OF NET ASSET VALUE AND PRICING

U.S. GOVERNMENT SECURITIES FUND

  On July 31, 1995, the U.S. Government Securities Fund's net asset values per share were calculated as follows:

                                   CLASS E
  Net Assets ($470,596,689)
                                     =   Net Asset Value Per Share ($9.02)
Shares Outstanding (52,149,917)

To obtain the public offering price per share, the 4.5% sales charge had to be added to the net asset value obtained above:

                      $9.02
                      -----
                       .955    =  Public Offering Price Per Share ($ 9.45)

                                   CLASS A
  Net Assets ($4,908,726)
                                     =   Net Asset Value Per Share ($9.02)
Shares Outstanding (544,097)

  To obtain the public offering price per share, the 4.5% sales charge had to be added to the net asset value obtained above:

                      $9.02
                      -----
                       .955    =  Public Offering Price Per Share ($9.45)

                                   CLASS B

  Net Assets ($482,701)              =   Net Asset Value Per Share ($9.02)

Shares Outstanding (53,530)


                                   CLASS H
  Net Assets ($4,822,508)
                                     =   Net Asset Value Per Share ($9.02)
Shares Outstanding (534,676)


                                   CLASS C
  Net Assets ($326,166)
                                     =   Net Asset Value Per Share ($9.01)
Shares Outstanding (36,194)


HIGH YIELD PORTFOLIO

      On October 31, 1995, the High Yield Portfolio's net asset values per share were calculated as follows:

                                   CLASS A

 Net Assets ($113,267,509)
                                     =    Net Asset Value Per Share ($7.61)
Shares Outstanding (14,889,405)


To obtain the public offering price per share for Class A shares, the 4.5% sales charge must be added to the net asset value obtained above:

                      $7.61
                      -----
                      .955     =    Public Offering Price Per Share ($7.97)

                                  CLASS B

  Net Assets ($7,529,601)
                                    =    Net Asset Value Per Share ($7.60)
Shares Outstanding (990,294)

                                  CLASS H

  Net Assets ($23,861,840)
                                    =    Net Asset Value Per Share ($7.60)
Shares Outstanding (3,139,420)

                                   CLASS C

  Net Assets ($2,179,995)
                                     =    Net Asset Value Per Share ($7.59)
Shares Outstanding (287,148)

PRICING

      The primary close of trading of the New York Stock Exchange (the "Exchange") currently is 3:00 P.M. (Central Time), but this time may be changed. The offering price for purchase orders received in the office of the Fund after the beginning of each day the Exchange is open for trading is based on net asset value determined as of the primary closing time for business on the Exchange that day; the price in effect for orders received after such close is based on the net asset value as of such close of the Exchange on the next day the Exchange is open for trading.

      Generally, the net asset value of the Funds' shares is determined on each day on which the Exchange is open for business. The Exchange is not open for business on the following holidays (nor on the nearest Monday or Friday if the holiday falls on a weekend): New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. Additionally, net asset value need not be determined (i) on days on which changes in the value of the Funds' portfolio securities will not materially affect the current net asset value of the Funds' shares; or (ii) on days during which no Fund shares are tendered for redemption and no orders to purchase or sell Fund shares are received by the Funds.

                             SPECIAL PURCHASE PLANS

       The Funds offer several special purchase plans, described in the Prospectus, which allow reduction or elimination of the sales charge for Class A and E shares under certain circumstances. Additional information regarding some of the plans is as follows:

STATEMENT OF INTENTION

      The 13-month period is measured from the date the letter of intent is approved by Investors, or at the purchaser's option it may be made retroactive 90 days, in which case Investors will make appropriate adjustments on purchases during the 90-day period.

      In computing the total amount purchased for purposes of determining the applicable sales commission, the public offering price (at the time they were purchased) of shares currently held in the Fortis Funds having a sales charge and purchased within the past 90 days may be used as a credit toward Fund shares to be purchased under the Statement of Intention. Any such fund shares purchased during the remainder of the 13-month period also may be included as purchases made under the Statement of Intention.

      The Statement of Intention includes a provision for payment of additional applicable sales charges at the end of the period in the event the investor fails to purchase the amount indicated. This is accomplished by holding in escrow the number of shares represented by the sales charge discount. If the investor's purchases equal those specified in the Statement of Intention, the escrow is released. If the purchases do not equal those specified in the Statement of Intention, the shareholder may remit to Investors an amount equal to the difference between the dollar amount of sales charges actually paid and the amount of sales charges that would have been paid on the aggregate purchases if the total of such purchases had been made at a single time. If the purchaser does not remit this sum to Investors on a timely basis, Investors will redeem the escrowed shares. The Statement of Intention is not a binding obligation on the part of the investor to purchase, or the Fund to sell, the full amount indicated. Nevertheless, the Statement of Intention should be read carefully before it is signed.

TAX SHELTERED RETIREMENT PLANS

  IRAS AND TAX QUALIFIED RETIREMENT PLANS. Individual taxpayers can defer taxes on current income by investing in certain tax qualified retirement plans established by their employer's or Individual Retirement Accounts (IRAs) for retirement. lRAs may be opened by anyone who has earned compensation for services rendered. Certain reductions in sales charges set forth under "How to Buy Fund Shares" in the Fund's Prospectus are available to any organized group of individuals desiring to establish IRAs for the benefit of its members. If you are interested in one of these accounts, contact Investors for copies of our plans. You should check with your tax adviser before investing.

     Under current Federal tax law, IRA depositors generally may contribute 100% of their earned income up to a maximum of $2,000 (including sales charge). Contributions up to $2,250 (including sales charge) can be made to IRA accounts for an individual and a nonemployed spouse. All shareholders who, along with their spouse, are not active participants in an employer sponsored retirement plan or who have adjusted gross income below a specified level can deduct such contributions (there is a partial deduction for higher income levels up to a specified amount) from taxable income so that taxes are put off until retirement, when reduced overall income and added deductions may result in a lower tax rate. There are penalty taxes for withdrawing this retirement money before reaching age 59 1/2 (unless the investor dies, is disabled, or withdraws equal installments over a lifetime). In addition, there are penalties on insufficient payouts after age 70 1/2, excess contributions, and excess distributions.

      Each Fund may advertise the number or percentage of its shareholders, or the amount or percentage of its assets, which are invested in retirement accounts or in any particular type of retirement account. Such figures also may be given on an aggregate basis for all of the funds managed by Advisers. Any retirement plan numbers may be compared to appropriate industry averages.

TAX SAVINGS AND YOUR IRA-A FULLY TAXABLE INVESTMENT COMPARED TO AN INVESTMENT THROUGH AN IRA

      The following table shows the yield on an investment of $2,000 made at the beginning of each year for a period of 10 years and a period of 20 years. For illustrative purposes only, the table assumes an annual rate of return of 8%.

                                                            FULLY      PARTIALLY
                                         FULLY  TAXABLE   DEDUCTIBLE   DEDUCTIBLE   NON-DEDUCTIBLE
                                           INVESTMENT        IRA*         IRA**         IRA***
                                           ----------     ----------   ----------       ------

10 years - 15% Federal tax bracket           $24,799        $31,291       $28,944       $26,597
10 years - 28% Federal tax bracket           $19,785        $31,291       $26,910       $32,530
10 years - 31% Federal tax bracket           $18,702        $31,291       $26,441       $21,591
10 years - 36% Federal tax bracket           $16,597        $31,291       $25,659       $20,026
10 years - 39.6% Federal tax bracket         $15,744        $31,291       $25,095       $18,900
20 years - 15% Federal tax bracket           $72,515        $98,846       $91,432       $84,019
20 years - 28% Federal tax bracket           $54,236        $98,846       $85,007       $71,169
20 years - 31% Federal tax bracket           $50,526        $98,846       $83,525       $68,204
20 years - 36% Federal tax bracket           $44,722        $98,846       $81,054       $63,261
20 years - 39.6% Federal tax bracket         $40,820        $98,846       $79,274       $59,703

-----------
* This column assumes that the entire $2,000 contribution each year is tax deductible. Tax on income earned on the IRA is deferred.

** This column assumes that only $1,000 of the $2,000 contribution each year is tax deductible. Tax on income earned in the IRA is deferred.

*** This column assumes that none of the $2,000 contribution each year is tax deductible. Tax on income earned in the IRA is deferred.

      The 15% Federal income tax bracket applies to taxable income up to and including $40,000 for married couples filing jointly and $24,000 for unmarried individuals. The 28% Federal income tax rate applies to taxable income from $40,000 to $96,900 for married couples filing jointly and to taxable income from $24,000 to $58,150 for unmarried individuals. The 31% Federal income tax applies to taxable income from $96,900 to $147,700 for married couples filing jointly and to taxable income from $58,150 to $121,300 for unmarried individuals. The 36% Federal income tax rate applies to taxable income from $147,700 to $263,750 for married couples filing jointly and to taxable income from $121,300 to $263,750 for unmarried individuals. The 39.6% Federal income tax rate applies to taxable income above $263,750 for married couples filing jointly and to taxable income above $263,750 for unmarried individuals. (Although the above table reflects the nominal Federal tax rates, the effective Federal tax rates exceed those rates for certain taxpayers because of the phase-out of personal exemptions and the partial disallowance of itemized deductions for taxpayers above certain income levels).

      The table reflects only Federal income tax rates, and not any state or local income taxes.


--------------------------------------------------------------------------------

      If you change your mind about opening your IRA, you generally have seven days after receipt of notification within which to cancel your account. To do this, you must send a written cancellation to Investors (at its mailing address listed on the cover page) within that seven day period. If you cancel within seven days, any amounts invested in the Fund will be returned to you, together with any sales charge. If your investment has declined, Investors will make up the difference so that you receive the full amount invested.

  PENSION; PROFIT-SHARING; IRA; 403(B). Tax qualified retirement plans also are available, including pension and profit-sharing plans, IRA's, and Section 403(b) salary reduction arrangements. The Section 403(b) salary reduction arrangement is principally for employees of state and municipal school systems and employees of many types of tax-exempt or nonprofit organizations. Persons desiring information about such Plans, including their availability, should contact Investors. All the Retirement Plans summarized above involve a long-term commitment of assets and are subject to various legal requirements and restrictions. The legal and tax implications may vary according to the circumstances of the individual investor. Therefore, the investor is urged to consult with an attorney or tax adviser prior to establishing such a plan.

  TAX-QUALIFIED PLAN CUSTODIANS AND TRUSTEES. Current fees: IRA and 403(b)-$10 annually; self-employed or small group corporate plan-$15 initial fee plus $30 annually (plus $5 annually per participant account and a per participant account termination fee of $25). First Trust National Association is the Custodian under the IRA and 403(b) plans. If a shareholder pays custodial fees by separate check, they will not be deducted from his or her account and will not constitute excess contributions. First Trust National Association also acts as Trustee under the self-employed and small group corporate plans. The bank reserves the right to change its fees on 30 days' prior written notice.

  WITHHOLDING. Generally, distributions from accounts for tax qualified plans are subject to either mandatory 20% federal tax withholding or optional federal income tax withholding. Mandatory income tax withholding will not apply if the payee elects to directly roll his or her distribution to either an IRA or another qualified retirement plan. Any payee entitled to optional federal income tax withholding electing to have no withholding must do so in writing, and must do so at or before the time that payment is made. A payee is not permitted to elect no withholding if he or she is subject to mandatory backup withholding under Federal law for failure to provide his or her tax identification number or for failure to report all dividend or interest payments. Payees from 403(b) and tax qualified plans also are not permitted to elect out of withholding except as regards systematic partial withdrawals extending over 10 or more years.

      For IRAs, the withholding amount is 10% of the amount withdrawn.

      Withholding for non-resident aliens is subject to special rules. When payment is made to a plan trustee, Advisers assumes no responsibility for withholding. Subsequent payment by the trustee to other payees may require withholding. Such withholding is the responsibility of the plan trustee or of the plan administrator.

      Any amounts withheld may be applied as a credit against Federal tax subsequently due.

GIFTS OR TRANSFERS TO MINOR CHILDREN

      This gift or transfer is registered in the name of the custodian for a minor under the Uniform Transfers to Minors Act (in some states the Uniform Gifts to Minors Act). Dividends or capital gains distributions are taxed to the child, whose tax bracket is usually lower than the adult's. However, if the child is under 14 years old and his or her unearned income is more than $1,300 per year, then that portion of the child's income which exceeds $1,300 per year will be taxed to the child at the parents' top rate. Control of the Fund shares passes to the child upon reaching a specified adult age (either 18 or 21 years in most states).

SYSTEMATIC INVESTMENT PLAN

      The Funds provides a convenient, voluntary method of purchasing shares in the Funds through their "Systematic Investment Plan."

      The principal purposes of the Plan are to encourage thrift by enabling you to make regular purchases in amounts less than normally required, and to employ the principle of dollar cost averaging, described below.

      By acquiring Fund shares on a regular basis pursuant to a Systematic Investment Plan, or investing regularly on any other systematic plan, the investor takes advantage of the principle of dollar cost averaging. Under dollar cost averaging, if a constant amount is invested at regular intervals at varying price levels, the average cost of all the shares will be lower than the average of the price levels. This is because the same fixed number of dollars buys more shares when price levels are low and fewer shares when price levels are high. It is essential that the investor consider his or her financial ability to continue this investment program during times of market decline as well as market rise. The principle of dollar cost averaging will not protect against loss in a declining market, as a loss will result if the plan is discontinued when the market value is less than cost.

      An investor has no obligation to invest regularly or to continue the Plan, which may be terminated by the investor at any time without penalty. Under the Plan, any distributions of income and realized capital gains will be reinvested in additional shares at net asset value unless a shareholder instructs Investors in writing to pay them in cash. Investors reserves the right to increase or decrease the amount required to open and continue a Plan, and to terminate any Plan after one year if the value of the amount invested is less than the amount indicated.

EXCHANGE PRIVILEGE

      The amount to be exchanged must meet the minimum purchase amount of the fund being purchased.

      Shareholders should consider the differing investment objectives and policies of these other funds prior to making such exchange.

      For Federal tax purposes, except where the transferring shareholder is a tax qualified plan, a transfer between funds is a taxable event that probably will give rise to a capital gain or loss. Furthermore, if a shareholder carries out the exchange within 90 days of purchasing the shares in the Fund, the sales charge incurred on that purchase cannot be taken into account for determining the shareholder's gain or loss on the sale of those shares to the extent that the sales charge that would have been applicable to the purchase of the later-acquired shares in the other fund is reduced because of the exchange privilege. However, the amount of the sales charge that may not be taken into account in determining the shareholder's gain or loss on the sale of the first-acquired shares may be taken into account in determining gain or loss on the eventual sale or exchange of the later-acquired shares.

REINVESTED DIVIDEND/CAPITAL GAINS DISTRIBUTIONS BETWEEN FORTIS FUNDS

      This privilege is based upon the fact that such orders are generally unsolicited and the resulting lack of sales effort and expense.

PURCHASES BY FORTIS INCOME DIRECTORS OR OFFICERS

      This privilege is based upon their familiarity with the Fund and the resulting lack of sales effort and expense.

PURCHASES BY FORTIS, INC. (OR ITS SUBSIDIARIES) OR ASSOCIATED PERSONS

      This privilege is based upon the relationship of such persons to the Fund and the resulting economies of sales effort and expense.

PURCHASES BY REPRESENTATIVES OR EMPLOYEES OF
BROKER-DEALERS

     This privilege is based upon the presumed knowledge such persons have about the Fund as a result of their working for a company selling the Funds' shares and resulting economies of sales effort and expense.

PURCHASES BY CERTAIN RETIREMENT PLANS

      This privilege is based upon the familiarity of such investors with the Funds and the resulting lack of sales effort and expense.

PURCHASES BY REGISTERED INVESTMENT COMPANIES

      This privilege is based upon the generally unsolicited nature of such purchases and the resulting lack of sales effort and expense.

PURCHASES WITH PROCEEDS FROM REDEMPTION OF UNRELATED MUTUAL FUND SHARES OR SURRENDER OF CERTAIN FIXED ANNUITY CONTRACTS

      SHAREHOLDERS OF UNRELATED MUTUAL FUNDS WITH SALES LOADS-This privilege is based upon the existing relationship of such persons with their broker-dealer or registered representative and/or the familiarity of such shareholders with mutual funds as an investment concept, with resulting economies of sales effort and expense.

      OWNERS OF A FIXED ANNUITY CONTRACT NOT DEEMED A SECURITY UNDER THE SECURITIES LAWS-This privilege is based upon the existing relationship of such persons with their broker-dealer or registered representative and/or the lower acquisition costs associated with such sale, with resulting economies of sales effort and expense.

PURCHASES BY EMPLOYEES OF CERTAIN BANKS AND OTHER FINANCIAL SERVICES FIRMS

      This privilege is based upon the familiarity of such investors with the Funds and the resulting lack of sales effort and expense.

PURCHASES BY COMMERCIAL BANKS OFFERING SELF DIRECTED 401(K) PROGRAMS CONTAINING BOTH POOLED AND INDIVIDUAL INVESTMENT OPTIONS

     This privilege is based upon the existing relationship of such persons with their broker-dealer or registered representative and/or the lower acquisition costs associated with such sale, with resulting economies of sales effort and expense.

PURCHASES BY INVESTMENT ADVISERS, TRUST COMPANIES, AND BANK TRUST DEPARTMENTS EXERCISING DISCRETIONARY INVESTMENT AUTHORITY OR USING A MONEY MANAGEMENT/MUTUAL FUND "WRAP" PROGRAM

      This privilege is based upon the familiarity of such investors with the Funds and the resulting lack of sales effort and expense.

PURCHASES BY CERTAIN PERSONS ASSOCIATED WITH THE PATHFINDER FUND

      This privilege is based upon their familiarity with the U.S. Government Securities Fund stemming from the Fund's acquisition of Pathfinder Fund and resulting economies of sales effort and expense.

PURCHASES BY CERTAIN CARNEGIE INTERMEDIATE GOVERNMENT SERIES (OF CARNEGIE GOVERNMENT SECURITIES TRUST) ACCOUNTS

      This  privilege  is based upon their familiarity with the U.S.  Government
Securities   Fund  stemming  from  its  acquisition  of  Carnegie   Intermediate
Government Series and resulting economies of sales effort and expense.

                                   REDEMPTION

      The obligation of each Fund to redeem its shares when called upon to do so by the shareholder is mandatory with certain exceptions. The Fund will pay in cash all redemption requests by any shareholder of record, limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of such period. When redemption requests exceed such amount, however, the Fund reserves the right to make part or all of the payment in the form of readily marketable securities or other assets of the Fund. An example of when this might be done is in case of emergency, such as in those situations enumerated in the following paragraph, or at any time a cash distribution would impair the liquidity of the Fund to the detriment of the existing shareholders. Any securities being so distributed would be valued in the same manner as the portfolio of the Fund is valued. If the recipient sold such securities, he or she probably would incur brokerage charges.

      Redemption of shares, or payment, may be suspended at times (a) when the Exchange is closed for other than customary weekend or holiday closings,
(b) when trading on said Exchange is restricted, (c) when an emergency exists, as a result of which disposal by the Fund of securities owned by it is not reasonably practicable, or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or during any other period when the Securities and Exchange Commission, by order, so permits; provided that applicable rules and regulations of the Securities and Exchange Commission shall govern as to whether the conditions prescribed in (b) or (c) exist. The Exchange is not open for business on the following holidays (nor on the nearest Monday or Friday if the holiday falls on a weekend), on which the Fund will not redeem shares: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

       There is no charge for redemption, nor do the Funds contemplate establishing a charge, although it has the right to do so. In the event a charge were established, it would apply only to persons who became shareholders after such charge was implemented, and it would not, in any event, exceed 1% of the net asset value of the shares redeemed. Should further public sales ever be discontinued, the Funds may deduct a proportionate share of the cost of liquidating assets from the asset value of the shares being redeemed, in order to protect the equity of the other shareholders.

SYSTEMATIC WITHDRAWAL PLAN

      An investor may open a "Systematic Withdrawal Plan" providing for withdrawals of $50 or more per quarter, semiannually, or annually if he or she has made a minimum investment in Fund shares of $4,000 ($50 or more per month if at least $10,000 has been invested), or has acquired and deposited shares having either an original cost, or current value computed on the basis of the offering price, equal to the appropriate amount. The minimum amount which may be withdrawn of $50 per month is a minimum only, and should not be considered a recommendation.

      These payments may constitute return of capital, and it should be understood that they do not represent a yield or return on investment and that they may deplete or eliminate the investment. The shareholder cannot be assured of receiving payment for any specific period because payments will terminate when all shares have been redeemed. The number of such payments will depend on the amount of each payment, the frequency of each payment, and the increase (or decrease) in value of the remaining shares.

     Under this Plan, any distributions of income and realized capital gains are reinvested at net asset value. If a shareholder wishes to purchase additional shares of the Funds under this Plan, other than by reinvestment of distributions, it should be understood that he or she would be paying a sales commission on such purchases, while liquidations effected under the Plan would be at net asset value. Purchases of additional shares concurrent with withdrawals are ordinarily disadvantageous to the shareholder because of sales charges and tax liabilities. Additions to a shareholder account in which an election has been made to receive systematic withdrawals will be accepted only if each such addition is equal to at least one year's scheduled withdrawals or $1,200, whichever is greater. A shareholder may not have a "Systematic Withdrawal Plan" and a "Systematic Investment Plan" in effect simultaneously, as it is not, as explained above, advantageous to do so.

      The Plan is voluntary, flexible, and under the shareholder's control and direction at all times, and does not limit or alter his or her right to redeem shares. The Plan may be terminated in writing at any time by either the shareholder or the applicable Fund. The cost of operating the Plan is borne by Advisers. The redemption of Fund shares pursuant to the Plan is a taxable event to the shareholder.

REINVESTMENT PRIVILEGE

     In order to allow investors who have redeemed Fund shares an opportunity to reinvest, without additional cost, a one-time privilege is offered whereby an investor may reinvest in the Fund, or in any other fund underwritten by Investors and available to the public, without a sales charge. The reinvestment privilege must be exercised in an amount not exceeding the proceeds of redemption; must be exercised within 60 days of redemption; and only may be exercised once with respect to the Fund.

      The purchase price for Fund shares will be based upon net asset value at the time of reinvestment, and may be more or less than the redemption value. Should an investor utilize the reinvestment privilege within 30 days following a redemption which resulted in a loss, all or a portion of that loss may not be currently deductible for Federal income tax purposes. Exercising the reinvestment privilege would not alter any capital gains taxes payable on a realized gain. Furthermore, if a shareholder redeems within 90 days of purchasing the shares in the Fund, the sales charge incurred on that purchase cannot be taken into account for determining the shareholder's gain or loss on the sale of those shares.

                                    TAXATION

      The Funds qualified in their respective tax years ended July 31, 1995, and October 31, 1995, and intend to continue to qualify, as a regulated investment companies under the Internal Revenue Code of 1986, as amended (the "Code"). As long as the Funds so qualify, the Funds are not taxed on the income they distribute to their shareholders.

      Under the Internal Revenue Code of 1986, as amended (the "Code"), each Portfolio offered through Fortis Advantage is treated as a separate entity for Federal tax purposes. Therefore, each Portfolio is treated separately in determining whether it qualifies as a regulated investment company and for purposes of determining the net ordinary income (or loss), net realized capital gains (or losses), and distributions necessary to relieve each Portfolio of any Federal income tax liability.

      For individuals in taxable year 1995, long-term capital gains are subject to a maximum Federal income tax rate of 28% while ordinary income is subject to a maximum rate of 39.6% (for taxable income in excess of $256,500). (The maximum effective tax rate may be in excess of 39.6%, resulting from a combination of the nominal tax rate and a phase-out of personal exemptions and a partial disallowance of itemized deductions for individuals with taxable incomes above certain levels.)

      Gain or loss realized upon the sale of shares in the Fund will be treated as capital gain or loss, provided that the shares represented a capital asset in the hands of the shareholder. Such gain or loss will be long-term capital gain or loss if the shares were held for more than one year.

     Under the Code, each Fund is subject to a nondeductible excise tax for each calendar year equal to 4 percent of the excess, if any, of the amount required to be distributed over the amount distributed. However, the excise tax does not apply to any income on which the Fund pays income tax. In order to avoid the imposition of the excise tax, the Fund generally must declare dividends by the end of a calendar year representing at least 98 percent of the Fund's ordinary income for the calendar year and 98 percent of its capital gain net income (both long-term and short-term capital gains) for the 12-month period ending October
 31 of the calendar year.

     The marked-to-market rules of the Code may require the High Yield Portfolio to the extent that it invests in options and futures, to recognize gains and losses on certain options and futures held by the Portfolio at the end of the fiscal year. Under the marked-to-market rules, 60% of any net capital gain or loss recognized is treated as long-term and 40% as short-term. In addition, the straddle rules of the Code would require deferral of certain losses realized on positions of a straddle to the extent that the Portfolio had unrealized gains in offsetting positions at year end.

      If the High Yield Portfolio invests in zero coupon obligations upon their issuance, such obligations will have original issue discount in the hands of the Portfolio. Generally, the original issue discount equals the difference between the "stated redemption price at maturity" of the obligation and its "issue price" as those terms are defined in the Code. The Portfolio is required to accrue as ordinary interest income a portion of such original issue discount even though they receive no cash currently as interest payment on the obligation. Similarly, in the case of PIK's, High Yield Portfolio is required to recognize interest income in the amount of the fair market value of the securities received as interest payments on the PIK's, even though it receives no cash.

      Because the High Yield Portfolio is required to distribute substantially all of its net investment income (including accrued original issue discount and interest income attributable to PIK's) in order to be taxed as regulated investment companies, such Portfolio may be required to distribute an amount greater than the total cash income the Portfolio actually receives. Accordingly, in order to make the required distribution, the Portfolio may be required to borrow or to liquidate securities. The extent to which the Portfolio may liquidate securities at a gain may be limited by the requirement that generally less than 30% of such Portfolio's gross income (on an annual basis) consists of gains from the sale of securities held for less than three months.

     Pursuant to a special provision in the Code, if Fund shares with respect to which a long-term capital gain distribution has been made are held for six months or less, any loss on the sale or other disposition of such shares will be a long-term capital loss to the extent of such long-term capital gain distribution, unless such sale or other disposition is pursuant to a Systematic Withdrawal Plan.

      Under the Code, each Fund is required to withhold and remit to the U.S. Treasury 31% of dividend and capital gain income on the accounts of certain shareholders who fail to provide a correct tax identification number, fail to certify that they are not subject to backup withholding, or are subject to backup withholding for some other reason.

     At October 31, 1995, High Yield Portfolio had capital loss carryforwards of $14,865,044, which, if not offset by subsequent capital gains, will expire in 1999 through 2003. At July 31, 1995, the U.S. Government Securities Fund had capital loss carry-forwards of $59,084,201, which, if not offset by subsequent capital gains, will expire in 2002 through 2004. It is unlikely the Funds' Boards of Directors will authorize a distribution of any net realized gains until the available capital loss carryovers have been offset or expired.

       The foregoing is a general discussion of the Federal income tax consequences of an investment in the Funds as of the date of this Statement of Additional Information. Distributions from net investment income and from net realized capital gains may also be subject to state and local taxes.
Shareholders are urged to consult their own tax advisers regarding specific questions as to Federal, state, or local taxes.

                                  UNDERWRITER

      On December 7, 1995, the Board of Directors of each Fund (including a majority of the directors who are not parties to the contract, or interested persons of any such party) last approved the Funds' separate Underwriting Agreements with Investors dated November 14, 1994, which became effective November 14, 1994. The Funds' respective Underwriting Agreements may be terminated by the Funds or Investors at any time by the giving of 60 days' written notice, and terminates automatically in the event of its assignment. Unless sooner terminated, the Underwriting Agreements shall continue in effect for more than two years after its execution only so long as such continuance is also approved by the vote of a majority of the directors who are not parties to such Underwriting Agreements, or interested persons of such parties, cast in person at a meeting called for the purpose of voting on such approval.

      The Underwriting Agreement requires Investors or Advisers to pay all promotional expenses in connection with the distribution of Fund shares, including paying for printing and distributing prospectuses and shareholder reports to new shareholders, and the costs of sales literature. See "Plan of Distribution," below, regarding fees paid to Investors to be used to compensate those who sell Fund shares and to pay certain other expenses of selling Fund shares.

      In the Underwriting Agreement, Investors undertakes to indemnify the Funds against all costs of litigation and other legal proceedings, and against any liability incurred by or imposed upon the Funds in any way arising out of or in connection with the sale or distribution of the Funds' shares, except to the extent that such liability is the result of information which was obtainable by Investors only from persons affiliated with the Funds but not with Investors.

                              PLAN OF DISTRIBUTION

      The policy of having the Funds compensate those who sell Fund shares has been adopted pursuant to Rule 12b-1 under the 1940 Act. Rule 12b-1(b) provides that any payments made by the Fund in connection with financing the distribution of its shares may only be made pursuant to a written plan describing all aspects of the proposed financing of distribution, and also requires that all agreements with any person relating to the implementation of the plan must be in writing. In addition, Rule 12b-1(b)(1) requires that such plan be approved by a majority of the Fund's outstanding shares, and Rule 12b-1(b)(1) requires that such plan, together with any related agreements, be approved by a vote of the Board of Directors who are not interested persons of the Fund and have no direct or indirect interest in the operation of the plan or in the agreements related to the plan, cast in person at a meeting called for the purpose of voting on such plan or agreement.

     Rule 12b-1(b)(3) requires that the plan or agreement provide in substance:

     (i) That it shall continue in effect for a period of more than one year from the date of its execution or adoption only so long as such continuance is specifically approved at least annually in the manner described in paragraph
(b)(2) of Rule 12b-1;

     (ii) That any person authorized to direct the disposition of monies paid or payable by the Fund pursuant to the plan or any related agreement shall provide to the Board of Directors, and the directors shall review, at least quarterly, a written report of the amounts so expended and the purpose for which such expenditures were made; and

     (iii) In the case of a plan, that it may be terminated at any time by vote of a majority of the members of the Board of Directors who are not interested persons of the Fund and have no direct or indirect financial interest in the operation of the plan, or in any agreements related to the plan or by vote of a majority of the outstanding voting securities of the Fund.

      Rule 12b-1(b)(4) requires that such plans may not be amended to increase materially the amount to be spent for distribution without shareholder approval and that all material amendments of the plan must be approved in the manner described in paragraph (b)(2) of Rule 12b-1.

      Rule 12b-1(c) provides that the Fund may rely on Rule 12b-1(b) only if the selection and nomination of the disinterested directors of the Fund are committed to the discretion of such disinterested directors. Rule 12b-1(e) provides that the Fund may implement or continue a plan pursuant to Rule 12b-1(b) only if the directors who vote to approve such implementation or continuation conclude, in the exercise of reasonable business judgment and in light of their fiduciary duties under state law, and under Section 36(a) and (b) of the 1940 Act, that there is a reasonable likelihood that the plan will benefit the Fund and its shareholders.

     The Board of Directors last approved the plan on December 7, 1995.

                                  PERFORMANCE

      The "yield" refers to the income generated by an investment over a 30-day (or one month) period (which period will be stated in the advertisement). It is calculated by dividing the net investment income per share (as defined under Securities and Exchange Commission Rules) earned during the period by the maximum offering price per share on the last day of the period. The result is then "annualized" using a formula that provides for semiannual compounding of income. The U.S. Government Securities Fund's yields for the 30-day period ended October 31, 1995, were as follows:

                               Class A     -     5.31%
                               Class B     -     4.81%
                               Class H     -     4.81%
                               Class C     -     4.81%
                               Class E     -     5.55%

The High Yield Portfolio's yields for the 30-day period ended October 31, 1995 were as follows:

                               Class A     -     10.39%
                               Class B     -     10.22%
                               Class H     -     10.22%
                               Class C     -     10.22%

      While each Fund's yield may be compared to that of "CDs" (insured, fixed rate certificates of deposit issued by financial institutions), the Funds' yields are not fixed and an investment in the Fund is not insured.


U.S. GOVERNMENT FUND

$1,000 SINGLE INVESTMENT


CLASS E

                                                                                                     TOTAL
 YEAR ENDED       VALUE OF INITIAL $1,000     REINVESTED CAPITAL GAINS         REINVESTED          CUMULATIVE     % YEARLY
SEPTEMBER 30,         INVESTMENTS($)      +       DISTRIBUTIONS($)      +     DIVIDENDS($)    =     VALUE($)       CHANGE
    86                    1,025                        0                            109              1,134           13.4%
    87                      934                        8                            200              1,142            0.7%
    88                      960                        8                            319              1,287           12.7%
    89                      954                        8                            445              1,407            9.3%
    90                      942                        8                            579              1,529            8.7%
    91                      985                        8                            760              1,753           14.7%
    92                      997                        8                            926              1,931           10.2%
    93                      998                        8                          1,084              2,090            8.2%
    94                      871                       13                          1,091              1,975           (5.5)%
    95                      902                       14                          1,286              2,202           11.5%

                             CUMULATIVE TOTAL RETURN                                    Last 5 Yrs.                  37.5%

                                                                                        Last 10 Yrs.                120.2%


CLASS A

  PERIOD      VALUE OF   +    REINVESTED  +  REINVESTED  =    TOTAL     % YEARLY
   ENDED      INITIAL        CAPITAL GAINS   DIVIDENDS($)   CUMULATIVE    CHANGE
 SEPTEMBER     $1,000        DISTRIBUTIONS                    VALUE($)
    30,     INVESTMENT($)         ($)
    95         1,007               0              65           1,072        7.2%


CLASS B

  PERIOD      VALUE OF   +    REINVESTED  +  REINVESTED  =    TOTAL     % YEARLY
   ENDED      INITIAL        CAPITAL GAINS   DIVIDENDS($)   CUMULATIVE    CHANGE
 SEPTEMBER     $1,000        DISTRIBUTIONS                    VALUE($)
    30,     INVESTMENT($)         ($)

    95         1,053               0              61            1,114        11.4%


CLASS H

  PERIOD      VALUE OF   +    REINVESTED  +  REINVESTED  =    TOTAL     % YEARLY
   ENDED      INITIAL        CAPITAL GAINS   DIVIDENDS($)   CUMULATIVE    CHANGE
 SEPTEMBER     $1,000        DISTRIBUTIONS                    VALUE($)
    30,     INVESTMENT($)         ($)
    95          1,054              0              62            1,116       11.6%


CLASS C

  PERIOD      VALUE OF   +    REINVESTED  +  REINVESTED  =    TOTAL     % YEARLY
   ENDED      INITIAL        CAPITAL GAINS   DIVIDENDS($)   CUMULATIVE    CHANGE
 SEPTEMBER     $1,000        DISTRIBUTIONS                    VALUE($)
    30,     INVESTMENT($)         ($)
    95          1,053              0              61            1,114     11.4%

                          AVERAGE ANNUAL TOTAL RETURN
           (Percentages based upon the above hypothetical investment)


  MOST      1       2        3       4        5        6        7        8        9       10
 RECENT:  YEAR    YEARS    YEARS   YEARS    YEARS    YEARS    YEARS    YEARS    YEARS    YEARS
Class E   6.47%   0.31%    2.89%    4.66%    6.58%    6.93%    7.26%    7.93%    7.10%    8.21%

Class A *    -       -        -        -        -        -        -        -        -        -
 7.24%

Class B *    -       -        -        -        -        -        -        -        -        -
 11.43%

Class H *    -       -        -        -        -        -        -        -        -        -
 11.53%

Class C *    -       -        -        -        -        -        -        -        -        -
 11.43%

* Since November 14, 1994 inception.

$2,000 ANNUAL INVESTMENTS



CLASS E

    YEAR ENDED     CUMULATIVE      VALUE OF        +      REINVESTED      +    REINVESTED   =     TOTAL
  SEPTEMBER 30,   INVESTMENT($)  ANNUAL $2,000           CAPITAL GAINS         DIVIDENDS($)    CUMULATIVE
                                 INVESTMENTS($)          DISTRIBUTIONS($)                     VALUE($) FUND
                                                                                                 1,3;-2.8]
      86              2,000         2,051                      0                    219            2,270
      87              4,000         3,609                     28                    569            4,206
      88              6,000         5,671                     29                  1,195            6,895
      89              8,000         7,534                     29                  2,059            9,622
      90             10,000         9,326                     28                  3,181           12,535
      91             12,000        11,744                     30                  4,780           16,554
      92             14,000        13,819                     30                  6,495           20,344
      93             16,000        15,745                     30                  8,312           24,087
      94             18,000        15,411                    104                  9,051           24,566
      95             20,000        17,931                    108                 11,479           29,518


CLASS A

    YEAR ENDED     CUMULATIVE      VALUE OF        +      REINVESTED      +    REINVESTED   =     TOTAL
  SEPTEMBER 30,   INVESTMENT($)  ANNUAL $2,000           CAPITAL GAINS         DIVIDENDS($)    CUMULATIVE
                                 INVESTMENTS($)          DISTRIBUTIONS($)                        VALUE($)

      95              2,000          2,014                      0                    130           2,144


CLASS B

    YEAR ENDED     CUMULATIVE      VALUE OF        +      REINVESTED      +    REINVESTED   =     TOTAL
  SEPTEMBER 30,   INVESTMENT($)  ANNUAL $2,000           CAPITAL GAINS         DIVIDENDS($)    CUMULATIVE
                                 INVESTMENTS($)          DISTRIBUTIONS($)                        VALUE($)
       95            2,000           2,107                      0                    121            2,228


CLASS H

    YEAR ENDED     CUMULATIVE      VALUE OF        +      REINVESTED      +    REINVESTED   =     TOTAL
  SEPTEMBER 30,   INVESTMENT($)  ANNUAL $2,000           CAPITAL GAINS         DIVIDENDS($)    CUMULATIVE
                                 INVESTMENTS($)          DISTRIBUTIONS($)                        VALUE($)
        95           2,000           2,109                      0                   123            2,232


CLASS C

    YEAR ENDED     CUMULATIVE      VALUE OF        +      REINVESTED      +    REINVESTED   =     TOTAL
  SEPTEMBER 30,   INVESTMENT($)  ANNUAL $2,000           CAPITAL GAINS         DIVIDENDS($)    CUMULATIVE
                                 INVESTMENTS($)          DISTRIBUTIONS($)                        VALUE($)
        95            2,000           2,107                     0                    121          2,228

                          AVERAGE ANNUAL TOTAL RETURN
           (Percentages based upon the above hypothetical investment)

  MOST        1       2        3       4        5        6        7        8        9       10
 RECENT:    YEAR    YEARS    YEARS   YEARS    YEARS    YEARS    YEARS    YEARS    YEARS    YEARS
Class E     6.47%   2.35%    2.62%   3.48%    4.60%    5.35%    5.90%    6.44%    6.60%    6.97%

Class A *      -       -        -       -        -        -        -        -        -        -
  7.24%

Class B *      -       -        -       -        -        -        -        -        -        -
 11.43%

Class H *      -       -        -       -        -        -        -        -        -        -
 11.53%

Class C *      -       -        -       -        -        -        -        -        -        -
 11.43%

* Since November 14, 1994 inception.

Cumulative total return is the increase in value of a hypothetical $1,000 investment made at the beginning of the advertised period. It may be expressed in terms of dollars or percentage. Average annual total return is the annual compounded rate of return based upon the same hypothetical investment. Systematic investment plan cumulative total return and systematic investment plan average annual total return are similar except that $2,000 annual investments are assumed (at the beginning of each year). The above tables each include reduction due to the maximum 4.5% sales charge and assume quarterly reinvestment of all dividend and capital gains distributions. Had dividends and capital gains distributions been taken in cash, with no shares being acquired through reinvestment, the cash payments for Classes E, A, B, C, and H for the period would have been $11.06, $0, $0, $0, and $0, respectively, for capital gains distributions and $852, $62, $58, $58, and $58.06, respectively, for income dividends, and the value of the shares as of September 30, 1995, would have been $902, $1,007, $1,053, $1,053, and $1,054, respectively. All figures are based upon historical earnings and are not intended to indicate future performance.

Investment return and share value fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. No adjustment has been made for a shareholder's income tax liability on dividends or capital gains.


HIGH YIELD PORTFOLIO

$1,000 SINGLE INVESTMENT


CLASS A

    YEAR ENDED      VALUE OF        +      REINVESTED      +   REINVESTED    =    TOTAL          % YEARLY
    OCTOBER 31,   INITIAL $1,000           CAPITAL GAINS       DIVIDENDS($)     CUMULATIVE        CHANGE
                  INVESTMENT($)           DISTRIBUTIONS($)                       VALUE($)
       88**            947                      0                    92            1,039            3.9%
       89              820                      0                   200            1,020           (1.8)%
       90              546                      5                   249              800          (21.6)%
       91              747                      7                   493            1,247           55.8%
       92              764                      8                   653            1,425           14.2%
       93              826                      8                   880            1,714           20.3%
       94              754                      8                   978            1,740            1.5%
       95              727                      7                 1,146            1,880            8.0%

                              CUMULATIVE TOTAL RETURN                        Last five years      124.2%

                                                                             Life of Portfolio     88.0%


CLASS B

    YEAR ENDED      VALUE OF        +      REINVESTED      +   REINVESTED    =    TOTAL          % YEARLY
    OCTOBER 31,   INITIAL $1,000           CAPITAL GAINS       DIVIDENDS($)     CUMULATIVE        CHANGE
                  INVESTMENT($)           DISTRIBUTIONS($)                       VALUE($)
        95*             966                      0                  107            1,073             7.3%


CLASS H

    YEAR ENDED      VALUE OF        +      REINVESTED      +   REINVESTED    =    TOTAL          % YEARLY
    OCTOBER 31,   INITIAL $1,000           CAPITAL GAINS       DIVIDENDS($)     CUMULATIVE        CHANGE
                  INVESTMENT($)           DISTRIBUTIONS($)                       VALUE($)
        95*            966                       0                  107            1,073            7.3%


CLASS C

    YEAR ENDED      VALUE OF        +      REINVESTED      +   REINVESTED    =    TOTAL          % YEARLY
    OCTOBER 31,   INITIAL $1,000           CAPITAL GAINS       DIVIDENDS($)     CUMULATIVE        CHANGE
                  INVESTMENT($)           DISTRIBUTIONS($)                       VALUE($)
        95*           964                        0                  107            1,071             7.1%

                             High Yield Portfolio
                          AVERAGE ANNUAL TOTAL RETURN

           (Percentages based upon the above hypothetical investment)

  MOST    1 YEAR  2 YEARS  3 YEARS  4 YEARS  5 YEARS  6 YEARS  7 YEARS   LIFE OF
 RECENT:                                                                PORTFOLIO
CLASS A    3.21%   2.34%     8.02%    9.53%    17.53%   9.87%    8.12%     8.40%

Class B*      -       -         -        -         -       -        -         -
 7.25%

Class H*      -       -         -        -         -       -       -          -
 7.26%

Class C*      -       -         -        -         -       -       -         -
 7.12%

$2,000 ANNUAL INVESTMENTS


CLASS A

  YEAR ENDED     CUMULATIVE       VALUE OF     +     REINVESTED     +    REINVESTED    =    TOTAL
 DECEMBER 31,   INVESTMENT($)   ANNUAL $2,000       CAPITAL GAINS        DIVIDENDS($)    CUMULATIVE
                                INVESTMENTS($)     DISTRIBUTIONS($)                        VALUE($)
    88**            2,000            1,895                0                  184            2,079
    89              4,000            3,295                0                  623            3,918
    90              6,000            3,466               31                1,074            4,571
    91              8,000            7,349               43                2,704           10,096
    92             10,000            9,472               44                4,195           13,711
    93             12,000           12,307               47                6,443           18,797
    94             14,000           12,985               43                7,986           21,014
    95             16,000           14,348               41               10,385           24,774


CLASS B

  YEAR ENDED    CUMULATIVE         VALUE OF    +   REINVESTED    +   REINVESTED   =    TOTAL
  OCTOBER 31   INVESTMENT($)    ANNUAL $2,000     CAPITAL GAINS      DIVIDENDS($)    CUMULATIVE
                                INVESTMENTS($)   DISTRIBUTIONS($)                      VALUE($)
      95*          2,000             1,931               0                214           2,145


CLASS H

  YEAR ENDED    CUMULATIVE         VALUE OF    +   REINVESTED    +   REINVESTED   =    TOTAL
  OCTOBER 31   INVESTMENT($)    ANNUAL $2,000     CAPITAL GAINS      DIVIDENDS($)    CUMULATIVE
                                INVESTMENTS($)   DISTRIBUTIONS($)                      VALUE($)
      95*          2,000            1,931               0                214              2,145

CLASS C

                                             VALUE OF         REINVESTED
                                           ANNUAL $2,000     CAPITAL GAINS
YEAR ENDED                                    INVEST-           DISTRI-        REINVESTED       TOTAL CUMULATIVE
DECEMBER 31,    CUMULATIVE INVESTMENT($)      MENTS($)    +    BUTIONS($)   +  DIVIDENDS($)  =       VALUE($)

   95*                    2,000                1,929                0               213                2,142

                                  HIGH YIELD
                         AVERAGE ANNUAL TOTAL RETURN

          (Percentages based upon the above hypothetical investment)


   MOST                                                                     LIFE OF
  RECENT:    1 YEAR  2 YEARS  3 YEARS  4 YEARS  5 YEARS  6 YEARS  7 YEARS  PORTFOLIO

Class A       3.21%    2.63%    5.46%    7.25%   11.54%   10.99%   10.17%    9.72%
Class B*
7.25%           -        -        -        -       -        -        -         -
Class H*
7.26%           -        -        -        -       -        -        -         -
Class C*
7.12%           -        -        -        -       -        -        -         -

      Cumulative total return is the increase in value of a hypothetical $1,000 investment made at the beginning of the advertised period. It may be expressed in terms of dollars or percentage. Average annual total return is the annual compounded rate of return based upon the same hypothetical investment. Systematic investment plan cumulative total return and systematic investment plan average annual total return are similar except that $2,000 annual investments are assumed (at the beginning of each year). The above tables each include reduction due to the maximum 4.5% sales charge and assume quarterly reinvestment of all dividend and capital gains distributions. Had dividends and capital gains distributions been taken in cash, with no shares being acquired through reinvestment, the cash payments for Classes A, B, C, and H, for the period would have been $6, $0, $0, and $0, respectively, for capital gains distributions and $737, $104, $104 and $104, respectively for income dividends, and the value of the shares as of October 31, 1995, would have been $727, $966, $964 and $966, respectively. All figures are based upon historical earnings and are not intended to indicate future performance. Investment return and share value fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. No adjustment has been made for a shareholder's income tax liability on dividends or capital gains.

* = This REFLECTS THE CUMULATIVE TOTAL RETURN FROM November 14, 1994 to October 31, 1995.
**   = January 4, 1988 through December 31, 1988

--------------------------------------------------------------------------------

      Cumulative total return is computed by finding the cumulative compounded rate of return over the period indicated in the advertisement that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                         CTR  =     [(ERV - P)/P] 100

         Where:  CTR =  Cumulative total return
                 ERV =  ending redeemable value at the end of the period
                        of a hypothetical $1,000 payment made at the
                        beginning of such period; and
                 P   =  initial payment of $1,000

      This calculation assumes all dividends and capital gain distributions are reinvested at net asset value on the appropriate reinvestment dates as described in the Prospectus and includes all recurring fees, such as investment advisory and management fees, charged to all shareholder accounts.

      Average annual total return figures are computed by finding the average annual compounded rates of return over the periods indicated in the advertisement that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                      n
                                P(1+T)  =  ERV

         Where:  P   =  a hypothetical initial payment of $1,000
                 T   =  average annual total return;
                 n   =  number of years; and
                 ERV =  ending redeemable value at the end of the period
                        of a hypothetical $1,000 payment made at the beginning of such period.

      This calculation deducts the maximum sales charge from the initial hypothetical $1,000 investment, assumes all dividends and capital gains distributions are reinvested at net asset value on the appropriate reinvestment dates as described in the Prospectus, and includes all recurring fees, such as investment advisory and management fees, charged to all shareholder accounts.

       The systematic investment plan average annual total return (for hypothetical investments of $2,000 at the beginning of each year) is computed by finding the average annual compounded rate of return over the periods indicated in the advertisement that would equate the periodic payment amount invested to the ending redeemable value according to the following formula:

                                                  n
                        ERV = PMT (1+T)     [(1+T) -1]
                                            ----------
                                            [    T   ]

         Where:  ERV =  ending redeemable value at the end of the period of hypothetical investments of $2,000 made at the
                        beginning of each year;
                 PMT =  Periodic payment ($2,000);
                 T   =  Average annual total return; and
                 n   =  number of years.

     This calculation deducts the applicable sales charge from each hypothetical $2,000 investment, assumes all dividends and capital gains distributions are reinvested at net asset value on the appropriate reinvestment dates as described in the Prospectus, and includes all recurring fees, such as investment advisory and management fees, charged to all shareholder accounts.

      Yield is computed by dividing the net investment income per share (as defined under Securities and Exchange Commission rules and regulations) earned during the computation period by the maximum offering price per share on the last day of the period, according to the following formula:

                                                   6
                   YIELD = 2 (   [   (a-b) + 1 ]     - 1   )
                                      ---
                             (   [     cd      ]           )


         Where:  a   =  dividends and interest earned during the period;
                 b   =  expenses accrued for the period (net of
                        reimbursements);
                 c   =  the average daily number of shares outstanding during
                        the period that were entitled to receive dividends; and
                 d   =  the maximum offering price per share on the last day of the period.

     As noted in the Prospectus, the Fund may advertise its relative performance as compiled by outside organizations or refer to publications which have mentioned its performance.

      Following is a list of ratings services which may be referred to, along with the category in which the Funds is included. Because some of these services do not take into account sales charges, their ratings may sometimes be different than had they done so:

                        U.S. GOVERNMENT SECURITIES FUND

RATINGS SERVICE                              CATEGORY
---------------                              --------
Lipper Analytical Services, Inc.             fixed income
Wiesenberger Investment Companies Services   U.S. Government Securities
Morningstar Publications, Inc.               general government
Johnson's Charts                             government securities
CDA Technologies, Inc.                       bond and preferred

                             HIGH YIELD PORTFOLIO

RATINGS SERVICE                              CATEGORY
---------------                              --------
LIPPER ANALYTICAL SERVICES, INC.             FIXED INCOME
WIESENBERGER INVESTMENT COMPANIES
  SERVICES                                   HIGH YIELD BOND
MORNINGSTAR PUBLICATIONS, INC.               CORPORATE BOND-HIGH QUALITY
JOHNSON'S CHARTS                             HIGH YIELD CORPORATE BOND
CDA TECHNOLOGIES, INC.                       FIXED INCOME-PRIMARILY HIGH YIELD

 Following is a list of the publications whose articles may be referred to:

AMERICAN BANKER (The)

AP-DOW Jones News Service

ASSOCIATED PRESS (The)

BARRON'S

BETTER INVESTING

BOARDROOM REPORTS

BOND BUYER & CREDIT MARKETS (The)

BOND BUYER (The)

BONDWEEK

BUSINESS MONTH

BUSINESS WEEK

CABLE NEWS NETWORK

CASHFLOW MAGAZINE

CFO

CHICAGO TRIBUNE (The)

CHRISTIAN SCIENCE MONITOR

CITY BUSINESS/CORPORATE REPORT

CITYBUSINESS PUBLICATIONS

COMMERCIAL & FINANCIAL CHRONICLE

CONSUMER GUIDE

CORPORATE FINANCE

DALLAS MORNING NEWS

DOLLARS & SENSE

DOW-JONES NEWS SERVICE

ECONOMIST (The)

EQUITY INTERNATIONAL

EUROMONEY

FINANCIAL EXECUTIVE

FINANCIAL PLANNING

FINANCIAL SERVICES WEEK

FINANCIAL TIMES

FINANCIAL WORLD

FORBES

FORTUNE

FUTURES

GLOBAL FINANCE

GLOBAL INVESTOR

INDUSTRY WEEK

INSTITUTIONAL INVESTOR

INTERNATIONAL HERALD TRIBUNE

INVESTMENT DEALER'S DIGEST

INVESTOR'S BUSINESS DAILY

KIPLINGER PERSONAL FINANCE

KIPLINGER CALIF. LETTER (The)

KIPLINGER FLORIDA LETTER

KIPLINGER TEXAS LETTER

KIPLINGER WASHINGTON LETTER (The)

KNIGHT/RIDDER FINANCIAL

LA TIMES

LIPPER ANALYTICAL SERVICES

MARKET CHRONICLE

MINNEAPOLIS STAR TRIBUNE

MONEY

MONEY MANAGEMENT LETTER

MOODY'S INVESTORS SERVICE, INC.

NATIONAL THRIFT NEWS

NATIONAL UNDERWRITER

NELSON'S RESEARCH MONTHLY

NEW YORK DAILY NEWS

NEW YORK NEWSDAY

NEW YORK TIMES (The)

NEWSWEEK

NIGHTLY BUSINESS REPORT (The)

PENSION WORLD

PENSIONS & INVESTMENT AGE

PERSONAL INVESTOR

PORTFOLIO LETTER

REGISTERED REPRESENTATIVE

RUETERS

SECURITIES PRODUCT NEWS

SECURITIES WEEK

SECURITY TRADERS HANDBOOK

SAINT PAUL PIONEER PRESS

STANDARD & POOR'S CORPORATION

STANGER'S INVESTMENT ADVISOR

STANGER'S SELLING MUTUAL FUNDS

STOCK MARKET MAGAZINE (The)

TIME

TRUSTS & ESTATES

U.S. NEWS & WORLD REPORT

UNITED PRESS INTERNATIONAL

USA TODAY

WALL STREET JOURNAL (The)

WASHINGTON POST (The)

FORTIS BENEFITS INSURANCE COMPANY

WOODBURY BULLETIN

WIESENBERGER INVESTMENT COMPANIES
  SERVICES

TWO GENERATIONS:
INVESTING IN AMERICA WITH
THE FORTIS U.S. GOVERNMENT
SECURITIES FUND

SUSAN AND BILL: CONSERVATIVE
INVESTING FOR GROWTH

When Susan and Bill were in their mid-'20s, they knew it was time to start saving for their children's college expenses. While they liked the safety of Certificates of Deposit, they hoped to find a conservative investment that had the potential for better return.

  "We knew about mutual funds, but we didn't want the added risk of investing in stocks," Bill adds.

  That's when their registered representative introduced them to the Fortis U.S. Government Securities Fund. He explained that while the fund itself is not guaranteed, it invests in securities that are backed by the U.S. Government.

 Bill and Susan liked the history of stability behind the Fortis U.S. Government Securities Fund, as well as the fact that they could access their money. So on October 1, 1985, they invested $10,000 in Class E shares.

  By September 30, 1995, they had a good start on their children's college fund. Their account value had grown to $22,018 - with AN AVERAGE ANNUAL RETURN OF 8.24% - SIGNIFICANTLY BETTER THAN WHAT THEY WOULD HAVE AVERAGED WITH CDS.*

  Because Susan and Bill felt so positive about their decision to invest in the Fortis U.S. Government Fund, they recommended it to Susan's mother, Marie.

MARIE: CONSERVATIVE
INVESTING FOR
ADDITIONAL INCOME

An active widow in her early '60s, Marie was seeking current income to supplement her pension and Social Security. She was getting by, but most of the income from her CD was absorbed by the cost of food, housing and other basics.

     In October, 1985, Marie put $100,000 in the Fortis U.S. Government Securities Fund. Since then, she has withdrawn $86,634 in dividends (an average annual dividend of $8,663).

 While CD rates were high in the early '80s, they've since fallen. OVER THE LAST TEN YEARS, THE FORTIS U.S. GOVERNMENT SECURITIES FUND HAS PROVIDED INCOME 32% HIGHER THAN THAT OFFERED BY 1-YEAR CDS.**

 "With the Fortis U.S. Government Fund, the principal is relatively stable and any dividends give me the income I need for my living expenses," Marie adds.

     Though they had different goals, Susan, Bill, and Marie, found that the Fortis U.S. Government Securities Fund helped them find the security and performance they wanted.


      TWO GENERATIONS...TWO GOALS...ONE SOLUTION -
      THE FORTIS U.S. GOVERNMENT SECURITIES FUND (CLASS E)
        SUSAN AND BILL: $10,000 invested on October 1, 1985
      OBJECTIVE: Conservative total return
      RESULT:  Over 10 years, Susan and Bill's $10,000 grew to $22,018
           MARIE: $100,000 invested on October 1, 1985
      OBJECTIVE: Current income plus principal protection
      RESULT: Over 10 years, Marie's account generated $86,634 in income, which was in addition to her ending account value of $92,056

SUSAN, BILL AND MARIE ARE FICTIONAL CHARACTERS, BUT THE FIGURES DEPICTED IN THEIR STORY ARE REAL. HYPOTHETICAL INVESTMENT/REDEMPTION DATES AND AMOUNTS UPON WHICH THIS FICTIONAL ACCOUNT IS BASED ARE AVAILABLE UPON REQUEST.

Investment results are based upon historical earnings, are not intended to indicate future performance, and may not be representative of the experiences of other investors. Because investment return and principal value fluctuate, an investor's shares, when redeemed, may be worth more or less than their original cost. Returns cited in this brochure reflect deduction of maximum sales charge of 4.50%, and assume reinvestment of dividends and capital gains. Investments of $100,000 or more qualify for a sales charge reduction not illustrated by this example.

The fund is not FDIC insured, is not an obligation of nor guaranteed by any bank or financial institution, and involves investment risks, including possible loss of principal.

*If Bill and Susan had invested their $10,000 in one-year CDs over the same time period, they would have earned an average rate of return of 6.08%. (Source: Wall Street Journal). CD principal and interest rate are guaranteed by the FDIC;
unlike mutual funds where principal and share value fluctuate. Debt securities may be sensitive to interest changes.

**One-year CD rates have averaged 6.08% over the past ten years (Source: Wall Street Journal), while the Fortis U.S. Government Securities Fund had an average annual rate of 8.21%.

While the Fortis U.S. Government Securities Fund invests in securities that are backed by the U.S. Government and its agencies (based on timely payment of principal and interest only and not to the shares of the fund), it is not guaranteed. The fund seeks stability of principal, but there is no assurance this will be achieved.

                              FINANCIAL STATEMENTS

      The financial statements included as part of the Funds' 1995 Annual Report to Shareholders, filed with the Securities and Exchange Commission in September, 1995 (U.S. Government Securities Fund) and December 1995 (High Yield Portfolio), are incorporated herein by reference. The Annual Report accompanies this Statement of Additional Information.

                        CUSTODIAN; COUNSEL; ACCOUNTANTS

      First Bank National Association, First Bank Place, Minneapolis, MN 55480 acts as custodian of the U.S. Government Securities Fund's assets and portfolio securities; Norwest Bank Minnesota, N.A., 8th and Marquette, Minneapolis, Minnesota 55479 acts as custodian of High Yield Portfolio's assets and portfolio securities; Dorsey & Whitney , L.L.P., 220 South Sixth Street, Minneapolis, MN 55402, is the independent General Counsel for the Funds; and KPMG Peat Marwick LLP, 4200 Norwest Center, Minneapolis, MN 55402, acts as the Funds' independent auditors.

                        LIMITATION OF DIRECTOR LIABILITY

      Under Minnesota law, each director of Fortis Income owes certain fiduciary duties to it and to its shareholders. Minnesota law provides that a director "shall discharge the duties of the position of director in good faith, in a manner the director reasonably believes to be in the best interest of the corporation, and with the care an ordinarily prudent person in a like position would exercise under similar circumstances." Fiduciary duties of a director of a Minnesota corporation include, therefore, both a duty of "loyalty" (to act in good faith and act in a manner reasonably believed to be in the best interests of the corporation) and a duty of "care" (to act with the care an ordinarily prudent person in a like position would exercise under similar circumstances). Minnesota law authorizes corporations to eliminate or limit the personal liability of a director to the corporation or its shareholders for monetary damages for breach of the fiduciary duty of "care." Minnesota law does not, however, permit a corporation to eliminate or limit the liability of a director
(i) for any breach of the director's duty of "loyalty" to the corporation or its shareholders, (ii) for acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law, (iii) for authorizing a dividend, stock repurchase or redemption or other distribution in violation of Minnesota law or for violation of certain provisions of Minnesota securities laws, or (iv) for any transaction from which the director derived an improper personal benefit. The Articles of Incorporation of Fortis Income limit the liability of directors to the fullest extent permitted by Minnesota statutes, except to the extent that such a liability cannot be limited as provided in the 1940 Act (which act prohibits any provisions which purport to limit the liability of directors arising from such directors' willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their role as directors).

      Minnesota law does not eliminate the duty of "care" imposed upon a director. It only authorizes a corporation to eliminate monetary liability for violations of that duty. Minnesota law, further, does not permit elimination or limitation of liability of "officers" to the corporation for breach of their duties as officers (including the liability of directors who serve as officers for breach of their duties as officers). Minnesota law does not permit elimination or limitation of the availability of equitable relief, such as injunctive or rescissionary relief. Further, Minnesota law does not permit elimination or limitation of a director's liability under the Securities Act of 1933 or the Securities Exchange Act of 1934, and it is uncertain whether and to what extent the elimination of monetary liability would extend to violations of duties imposed on directors by the 1940 Act and the rules and regulations adopted under such act.

                             ADDITIONAL INFORMATION

       The   Fund  has  filed  with  the  Securities  and  Exchange  Commission,
Washington, D.C. 20549, a Registration Statement under the Securities Act of 1933, as amended, with respect to the common shares offered hereby. The Prospectus and this Statement of Additional Information do not contain all of the information set forth in the Registration Statement, certain parts of which are omitted in accordance with Rules and Regulations of the Commission. The
Registration Statement may be inspected at the principal office of the Commission at 450 Fifth Street, N.W., Washington, D.C., and copies thereof may be obtained from the Commission at prescribed rates.


APPENDIX
             DESCRIPTION OF FUTURES, OPTIONS AND FORWARD CONTRACTS

OPTIONS ON SECURITIES

      An option on a security provides the purchaser, or "holder," with the right, but not the obligation, to purchase, in the case of a "call" option, or sell, in the case of a "put" option, the security or securities underlying the option, for a fixed exercise price up to a stated expiration date or, in the case of certain options, on such date. The holder pays a non-refundable purchase price for the option, known as the "premium." The maximum amount of risk the purchaser of the option assumes is equal to the premium plus related transaction costs, although this entire amount may be lost. The risk of the seller, or "writer," however, is potentially unlimited, unless the option is "covered." A call option written by a Portfolio is "covered" if the Portfolio owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if a Portfolio holds a call on the same security and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Portfolio in cash and high grade government securities in a segregated account with its custodian. A put option written by a Portfolio is "covered" if the Portfolio maintains cash and high grade government securities with a value equal to the exercise price in a segregated account with its custodian, or else holds a put on the same security and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written. If the writer's obligation is not so covered, it is subject to the risk of the full change in value of the underlying security from the time the option is written until exercise.

      Upon exercise of the option, the holder is required to pay the purchase price of the underlying security, in the case of a call option, or to deliver the security in return for the purchase price in the case of a put option. Conversely, the writer is required to deliver the security, in the case of a call option, or to purchase the security, in the case of a put option. Options on securities which have been purchased or written may be closed out prior to exercise or expiration by entering into an offsetting transaction on the exchange on which the initial position was established, subject to the availability of a liquid secondary market.

      Options on securities and options on indexes of securities, discussed below, are traded on national securities exchanges, such as the Chicago Board Options Exchange and the New York Stock Exchange, which are regulated by the SEC. The Options Clearing Corporation guarantees the performance of each party to an exchange-traded option, by in effect taking the opposite side of each such option. A holder or writer may engage in transactions in exchange-traded options on securities and options on indexes of securities only through a registered broker-dealer which is a member of the exchange on which the option is traded.

     In addition, options on securities and options on indexes of securities may be traded on exchanges located outside the United States and over-the-counter through financial institutions dealing in such options as well as the underlying instruments. The particular risks of transactions on foreign exchanges and over-the-counter transactions are set forth more fully in the Statement of Additional Information.

OPTIONS ON STOCK INDEXES

     In contrast to an option on a security, an option on a stock index provides the holder with the right to make or receive a cash settlement upon exercise of the option, rather than the right to purchase or sell a security. The amount of this settlement is equal to (i) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a call) or is below (in the case of a put) the closing value of the underlying index on the date of exercise, multiplied by (ii) a fixed "index multiplier." The purchaser of the option receives this cash settlement amount if the closing level of the stock index on the day of exercise is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The writer of the option is obligated, in return for the premium received, to make delivery of this amount if the option is exercised. As in the case of options on securities, the writer or holder may liquidate positions in stock index options prior to exercise or expiration by entering into closing transactions on the exchange on which such positions were established, subject to the availability of a liquid secondary market.

      A Portfolio will cover all options on stock indexes by owning securities whose price changes, in the opinion of Advisers, are expected to be similar to those of the index, or in such other manner as may be in accordance with the rules of the exchange on which the option is traded and applicable laws and regulations. Nevertheless, where a Portfolio covers a call option on a stock index through ownership of securities, such securities may not match the composition of the index. In that event, the Portfolio will not be fully covered and could be subject to risk of loss in the event of adverse changes in the value of the index. A Portfolio will secure put options on stock indexes by segregating assets equal to the option's exercise price, or in such other manner as may be in accordance with the rules of the exchange on which the option is traded and applicable laws and regulations.

      The index underlying a stock index option may be a "broad-based" index, such as the Standard & Poor's 500 Index or the New York Stock Exchange Composite index, the changes in value of which ordinarily will reflect movements in the stock market in general. In contrast, certain options may be based on narrower market indexes, such as the Standard & Poor's 100 Index, or on indexes of securities of particular industry groups, such as those of oil and gas or technology companies. A stock index assigns relative values to the stocks included in the index and the index fluctuates with changes in the market values of the stocks so included.

FUTURES  CONTRACTS  ON  FIXED  INCOME  SECURITIES,  STOCK  INDEXES  AND  FOREIGN
CURRENCIES

      A Futures Contract is a bilateral agreement providing for the purchase and sale of a specified type and amount of a financial instrument or foreign currency, or for the making and acceptance of a cash settlement, at a stated time in the future for a fixed price. By its terms, a Futures Contract provides for a specified settlement date on which, in the case of the majority of interest rate and foreign currency futures contracts, the fixed income securities or currency underlying the contract are delivered by the seller and paid for by the purchaser, or on which, in the case of stock index futures contracts and certain interest rate and foreign currency futures contracts, the difference between the price at which the contract was entered into and the contract's closing value is settled between the purchaser and seller in cash. Futures Contracts differ from options in that they are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. Futures Contracts call for settlement only on the expiration date, and cannot be "exercised" at any other time during their term.

      The purchase or sale of a Futures Contract differs from the purchase or sale of a security or the purchase of an option in that no purchase price is paid or received. Instead, an amount of cash or cash equivalents, which varies but may be as low as 5% or less of the value of the contract, must be deposited with the broker as "initial margin." Subsequent payments to and from the broker, referred to as "variation margin," are made on a daily basis as the value of the index or instrument underlying the Futures Contract fluctuates, making positions in the Futures Contracts more or less valuable, a process known as "marking to the market."

      U.S. Futures Contracts may be purchased or sold only on an exchange, known as a "contract market," designated by the CFTC for the trading of such contract, and only through a registered futures commission merchant which is a member of such contract market. A commission must be paid on each completed purchase and sale transaction. The contract market clearing house guarantees the performance of each party to a Futures Contract, by in effect taking the opposite side of such contract. At any time prior to the expiration of a Futures Contract, a trader may elect to close out its position by taking an opposite position on the contract market on which the position was entered into, subject to the availability of a secondary market, which will operate to terminate the initial position. At that time, a final determination of variation margin is made and any loss experienced by the trader is required to be paid to the contract market clearing house while any profit due to the trader must be delivered to it. Futures Contracts may also be traded on foreign exchanges.

      Interest rate futures contracts currently are traded on a variety of fixed income securities, including long-term U.S. Treasury Bonds, Treasury Notes, Government National Mortgage Association modified pass-through mortgage-backed securities and U.S. Treasury Bills. In addition, interest rate futures contracts include contracts on indexes of municipal securities. Foreign currency futures contracts currently are traded on the British pound, Canadian dollar, Japanese yen, Swiss franc, West German mark and on Eurodollar deposits.

      A stock index or Eurodollar futures contract provides for the making and acceptance of a cash settlement in much the same manner as the settlement of an option on a stock index. The types of indexes underlying stock index futures contracts are essentially the same as those underlying stock index options, as described above. The index underlying a municipal bond index futures contract is a broad based index of municipal securities designed to reflect movements in the municipal securities market as a whole. The index assigns weighted values to the securities included in the index and its composition is changed periodically.

OPTIONS ON FUTURES CONTRACTS

     An Option on a Futures Contract provides the holder with the right to enter into a "long" position in the underlying Futures Contract, in the case of a call option, or a "short" position in the underlying Futures Contract, in the case of a put option, at a fixed exercise price up to a stated expiration date or, in the case of certain options, on such date. Upon exercise of the option by the holder, the contract market clearing house establishes a corresponding short position for the writer of the option, in the case of a call option, or a corresponding long position in the case of a put option. In the event that an option is exercised, the parties will be subject to all the risks associated with the trading of Futures Contracts, such as payment of variation margin deposits. In addition, the writer of an Option on a Futures Contract, unlike the holder, is subject to initial and variation margin requirements on the option position.

      A position in an Option on a Futures Contract may be terminated by the purchaser or seller prior to expiration by affecting a closing purchase or sale transaction, subject to the availability of a liquid secondary market, which is the purchase or sale of an option of the same series (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the trader's profit or loss on the transaction.

      Options on Futures Contracts that are written or purchased by a Portfolio on United States exchanges are traded on the same contract market as the underlying Futures Contract, and, like Futures Contracts, are subject to regulation by the CFTC and the performance guarantee of the exchange clearing house. In addition, Options on Futures Contracts may be traded on foreign exchanges.

      An option, whether based on a Futures Contract, a stock index or security, becomes worthless to the holder when it expires. Upon exercise of an opinion, the exchange or contract market clearing house assigns exercise notices on a random basis to those of its members which have written options of the same series and with the same expiration date. A brokerage firm receiving such notices then assigns them on a random basis to those of its customers which have written options of the same series and expiration date. A writer therefore has no control over whether an option will be exercised against it, nor over the timing of such exercise.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

      A  Currency  Contract is a contractual obligation to purchase  or  sell  a specific quantity of a given foreign currency for a fixed exchange rate at a future date. Currency Contracts are individually negotiated and are traded through the "interbank currency market," an informal network of banks and brokerage firms which operates around the clock and throughout the world. Transactions in the interbank market may be executed only through financial institutions acting as market-makers in the interbank market, or through brokers executing purchases and sales through such institutions. Market-makers in the interbank market generally act as principals in taking the opposite side of their customers' positions in Currency Contracts, and ordinarily charge a mark-up commission which may be included in the cost of the Contract. In addition, market-makers may require their customers to deposit collateral upon entering into a Currency Contract, as security for the customer's obligation to make or receive delivery of currency, and to deposit additional collateral if exchange rates move adversely to the customer's position. Such deposits may function in a manner similar to the margining of Futures Contracts, described above.

      Prior to the stated maturity date of a Currency Contract, it may be possible to liquidate the transaction by entering into an offsetting contract. In order to do so, however, a customer may be required to maintain both contracts as open positions until maturity and to make or receive a settlement of the difference owed to or from the market-maker or broker at that time.

OPTIONS ON FOREIGN CURRENCIES

      Options on foreign currencies are traded in a manner substantially similar to options on securities. In particular, an option on foreign currency provides the holder with the right to purchase, in the case of a call option, or to sell, in the case of a put option, a stated quantity of a particular currency for a fixed price up to a stated expiration date or, in the case of certain options, on such date. The writer of the option undertakes the obligation to deliver, in the case of a call option, or to purchase in the case of a put option, the quantity of the currency called for in the option, upon exercise of the option by the holder.

      As in the case of other types of options, the holder of an option on foreign currency is required to pay a one-time, non-refundable premium, which represents the cost of purchasing the option. The holder can lose the entire amount of this premium, as well as related transaction costs, but not more than this amount. The writer of the option, in contrast, generally is required to make initial and variation margin payments, similar to margin deposits required in the trading of Futures Contracts and the writing of other types of options. The writer is therefore subject to risk of loss beyond the amount originally invested and above the value of the option at the time it is entered into.

      Certain options on foreign currencies, like Currency Contracts, are traded over-the-counter through financial institutions acting as market-makers in such options and the underlying currencies. Such transactions therefore involve risks not generally associated with exchange-traded instruments, which are discussed below. Options on foreign currencies may also be traded on national securities exchanges regulated by the SEC and on exchanges located in foreign countries.

      Over-the-counter transactions can only be entered into with a financial institution willing to take the opposite side, as principal, of a Portfolio's position unless the institution acts as broker and is able to find another counterparty willing to enter into the transaction with the Portfolio. Where no such counterparty is available, it will not be possible to enter into a desired transaction. There also may be no liquid secondary market in the trading of over-the-counter contracts, and a Portfolio could be required to retain options purchased or written until exercise, expiration or maturity. This in turn could limit the Portfolio's ability to profit from open positions or to reduce losses experienced, and could result in greater losses.

      Further, over-the-counter transactions are not subject to the guarantee of an exchange clearing house, and a Portfolio will therefore be subject to the risk of default by, or the bankruptcy of, the financial institution serving as its counterparty. One or more of such institutions also may decide to discontinue their role as market-makers in a particular currency or security, thereby restricting the Portfolio's ability to enter into desired hedging transactions. A Portfolio will enter into an over-the-counter transaction only with parties whose creditworthiness has been reviewed and found satisfactory by Advisers.

PART C - OTHER INFORMATION

ITEM 24.(a) FINANCIAL STATEMENTS AND EXHIBITS

     The following financial statements are included in the registration statement:

     Financial Statements included in Part A:

          Financial Highlights

     Financial Statements included in Part B:

     All financial statements required by Part B were incorporated therein by reference to Registrant's 1995 Annual Report to Shareholders.

ITEM 24.(b) EXHIBITS

     (1)  Copy of the charter as now in effect;

                 *****

     (2)  Copies of the existing by-laws or instruments corresponding thereto;

                 *

     (3) Copies of any voting trust agreement with respect to more than 5 percent of any class of equity securities of the Registrant;

                 Inapplicable

     (4) Copies of all instruments defining the rights of holders of the securities being registered including, where applicable, a relevant portion of the articles of incorporation or by-laws of the Registrant;

                 See Item 24(b)(1)

     (5) Copies of all investment advisory contracts relating to the management of the assets of the Registrant;

                 *

     (6) Copies of each underwriting or distribution contract between the Registrant and a principal underwriter, and specimens or copies of all agreements between principal underwriters and dealers;

                 (a) Underwriting Agreement - *****
                 (b) Dealer Sales Agreement - *****

     (7) Copies of all bonus, profit sharing, pension or other similar contracts or arrangements wholly or partly for the benefit of directors or officers of the Registrant in their capacity as such; if any such plan is not set forth in a formal document, furnish a reasonable detailed description thereof;

                 Inapplicable

     (8)  Copies of all custodian agreements, and depository contracts under
          Section 17(f) of the 1940 Act, with respect to securities and similar investments of the Registrant, including the schedule of remuneration;

                 Custodian agreements and depository contracts - *****

     (9) Copies of all other material contracts not made in the ordinary course of business which are to be performed in whole or in part at or after the date of filing the Registration Statement;

                 Inapplicable

     (10) An opinion and consent of counsel as to the legality of the securities being registered, indicating whether they will when sold be legally issued, fully paid and non-assessable;

                 Inapplicable

     (11) Copies of any other opinions, appraisals or rulings and consents to the use thereof relied on in the preparation of this Registration Statement and required by Section 7 of the 1933 Act;

                 Accountants' Consent - attached

     (12) All financial statements omitted from Item 23;

                 Inapplicable

     (13) Copies of any agreements or understandings made in consideration for providing the initial capital between or among the Registrant, the underwriter, adviser, promoter or initial stockholders and written assurances from promoters or initial stockholders that their purchases were made for investment purposes without any present intention of redeeming or reselling;

                 **

     (14) Copies of the model plan used in the establishment of any retirement plan in conjunction with which Registrant offers its securities, any instructions thereto and any other documents making up the model plan. Such form(s) should disclose the costs and fees charged in connection therewith;

          ***; ****; and incorporated by reference to Fortis Equity Portfolios, Inc. Post-Effective Amendment #72 (November, 1993, SEC #2-11387)

     (15) Copies of any plan entered into by Registrant pursuant to rule 12b-1 of the 1940 Act, which describes all material aspects of the financing of distribution of Registrant's shares, and any agreement with any person relating to implementation of such plan;

                 *******

     (16) Schedule for computation of each performance quotation provided in the Registration Statement in response to Item 21 (which need not be audited);

                 *

     (17) A Financial Data Schedule meeting the requirements of Rule 483 under the Securities Act of 1933.

                 Attached

     (18) Copies of any plan entered into by Registrant pursuant to Rule 18f-3 under the 1940 Act, any agreement with any person relating to the implementation of a plan, any amendment to a plan or agreement, and a copy of the portion of the minutes of a meeting of the Registrant's directors describing any action taken to revoke a plan.

                 *******

-------------------------------------------------------------------------------

* Incorporated by reference to Part C of Post-Effective Amendment No. 9 to Registrant's Registration Statement, filed with the Securities and Exchange Commission in February, 1992.

** Incorporated by reference to Pre-Effective Amendment Number 1 to Registrant's registration statement, filed with the Securities and Exchange Commission in December, 1987.

*** Incorporated by reference to Post-Effective Amendment Number 35 to Special Portfolios, Inc.'s registration statement (File No. 2-24652), filed with the Securities and Exchange Commission in December, 1990.

****Incorporated by reference to Part C of Post-Effective Amendment No. 51 to the Registration Statement of AMEV Growth Fund, Inc. (File No. 2-14784 -- filed December, 1991).

*****Incorporated by reference to Post-Effective Amendment Number 12 to Registrant's Registration Statement, filed with the Securities and Exchange Commission in September, 1994.

******Incorporated by reference to Post-Effective Amendment Number 15 to Registrant's Registration Statement, filed with the Securities and Exchange Commission in October, 1995.

*******Incorporated by reference to Post-Effective Amendemnet Number 16 to Registrant's Registration Statement, filed with the Securities and Exchange Commission in October 1996.

ITEM 25. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANTS

Furnish a list or diagram of all persons directly or indirectly controlled by or under common control with the registrant and as to each person indicate (1) if a company, the state or other sovereign power under the laws of which it is organized, and (2) the percentage of voting securities owned or other basis of control by the person, if any, immediately controlling it.

          Inapplicable


ITEM 26. NUMBER OF HOLDERS OF SECURITIES

State in substantially the tabular form indicated, as of a specified date within 90 days prior to the date of filing, the number of record holders of each class of securities of the Registrant:

                                          Number of
             Title of Class            Record Holders
             --------------            --------------
             Series A Common shares    Class A: 9,955; B: 515; C: 213; H:1,525

             (High Yield Portfolio)         (02/22/96)


ITEM 27. INDEMNIFICATION

State the general effect of any contract, arrangement or statute under which any director, officer, underwriter or affiliated person of the Registrant is insured or indemnified in any manner against any liability which may be incurred in such capacity, other than insurance provided by any director,officer, affiliated person or underwriter for their own protection.

          Incorporated by Reference to Part C of Post-Effective
          Amendment Number 2 to Registrant's registration statement, filed with the Securities and Exchange Commission in July, 1988.

ITEM 28. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

Describe any other business, profession, vocation, or employment of a substantial nature in which each investment adviser of the Registrant, and each director, officer, or partner of any such investment adviser, is or has been, at any time during the past two fiscal years, engaged for his own account or in the capacity of director, officer, employee, partner, or trustee.

In addition to those listed in the Statement of Additional Information:

                                                       Other business,
                                                       professions,
                                                       vocations, or
                                                       employments of a
                         Current Position              substantial nature
Name                     With Advisers                 during past two years
----                     -------------                 ---------------------

Michael D.               Qualified Plan                Qualified Plan Officer
O'Connor                 Counsel                       of Fortis Benefits
                                                       Insurance Company and
                                                       Qualified Plan Officer
                                                       for Investors.

David C. Greenzang       Money Market                  Debt securities
                         Portfolio Officer             manager with Fortis,
                                                       Inc.

ITEM 29. PRINCIPAL UNDERWRITERS

(a) Furnish the name of each investment company (other than the Registrant) for which each principal underwriter currently distributing securities of the Registrant also acts as a principal underwriter, depositor, or investment adviser.

          Fortis Equity Portfolios, Inc.
          Fortis Fiduciary Fund, Inc.
          Fortis Growth Fund, Inc.
          Fortis Income Portfolios, Inc.
          Fortis Money Portfolios, Inc.
          Fortis Securities, Inc.
          Fortis Series Fund, Inc.
          Fortis Tax-Free Portfolios, Inc.
          Fortis Worldwide Portfolios, Inc.
          Special Portfolios, Inc.
          Variable Account C of Fortis Benefits Insurance Company
          Variable Account D of Fortis Benefits Insurance Company

(b) Furnish the information required by the following table with respect to each director, office, or partner of each principal underwriter named in the answer to Item 21:

          In addition to those listed in the Statement of Additional
          Information:

Name and Principal         Positions and Offices       Positions and Offices
Business Address           with Underwriter            with Registrant
------------------         ---------------------       ---------------------

Carol M. Houghtby*         Second Vice President &     Accounting Officer
                           Treasurer

John E. Hite*              2nd Vice President and      Assistant Secretary
                           Assistant Secretary

Scott R. Plummer*          Corporate Counsel &         Assistant Secretary
                           Assistant Secretary

* The business address of these persons is 500 Bielenberg Drive, Woodbury, MN 55125
------------------------------------------------------------------------

(c) Furnish the information required by the following table with respect to all commissions and other compensation received by each principal underwriter who is not an affiliated person of the Registrant or an affiliated person of such an affiliated person, directly or indirectly, from the Registrant during the Registrant's last fiscal year.

          Inapplicable

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS

With Respect to each account, book or other document required to be maintained by Section 31(a) of the 1940 Act and the Rules (17 CFR 270, 31a-1 to 31a-3) promulgated thereunder, furnish the name and address of each person maintaining physical possession of each such account, book or other document.

     Fortis Advisers, Inc., 500 Bielenberg Drive, Woodbury, MN 55125

ITEM 31. MANAGEMENT SERVICES

Furnish a summary of their substantive provisions of any management-related service contract not discussed in Part I of this Form (because the contract was not believed to be material to a purchaser of securities of the Registrant) under which services are provided to the Registrant, indicating the parties to the contract, the total dollars paid and by whom, for the last three fiscal years.

          Inapplicable

ITEM 32. UNDERTAKINGS

Furnish the following undertakings in substantially the following form in all initial Registration Statements filed under the 1933 Act:

          (a)  An undertaking to file an amendment to the Registration
Statement with certified financial statements showing the initial capital received before accepting subscriptions from any persons in excess of 25 if Registrant proposes to raise its initial capital pursuant to Section 14(a)(3) of the 1940 Act;

          Inapplicable

          (b) An Undertaking to file a post-effective amendment, using financial statements which need not be certified, within four to six months from the effective date of Registrant's 1933 Act Registration Statement.

          Inapplicable

          (c) If the information called for by Item 5A is contained in the latest annual report to shareholders, an undertaking to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

          We undertake to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Woodbury, State of Minnesota, on February 29, 1996.

                                        Fortis Advantage Portfolios, Inc.


                                         By:
                                                -------------------------------
                                                Dean C. Kopperud, President

     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to Registration Statement has been signed below by the following persons in the capacities and on the dates shown.

Signature and Title
-------------------

      /s/                                       Dated February 29, 1996
----------------------------------
Dean C. Kopperud, President
(principal executive officer)


      /s/                                       Dated February 29, 1996
----------------------------------
Tamara L. Fagely, Treasurer
(principal financial and accounting officer)

Richard W. Cutting*
Director

Allan R. Freedman*
Director

Robert M. Gavin*
Director

Benjamin S. Jaffray*
Director

Jean L. King*
Director

Edward M. Mahoney*
Director

Thomas R. Pellett*
Director                                        /s/
                                           ----------------------------------
Robb L. Prince*                            Dean C. Kopperud, Director
Director                                   Pro Se and Attorney-in-Fact

Leonard J. Santow*
Director                                   Dated:  February 29, 1996

Joseph M. Wikler*
Director

*Registrant's directors executing Power of Attorney dated March 30, 1995.